UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-06677

Exact name of registrant as specified in charter:	Prudential Investment Portfolios 8

Address of principal executive offices:	655 Broad Street, 17th Floor
Newark, New Jersey 07102

Name and address of agent for service:	Andrew R. French
655 Broad Street, 17th Floor
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	9/30/2020

Date of reporting period:	9/30/2020

Item 1 – Reports to Stockholders

PGIM QMA STOCK INDEX FUND

ANNUAL REPORT

SEPTEMBER 30, 2020

COMING SOON: PAPERLESS SHAREHOLDER REPORTS

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (pgim.com/investments), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-225-1852 or by sending an email request to PGIM Investments at shareholderreports@pgim.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary or follow instructions included with this notice to elect to continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-800-225-1852 or send an email request to shareholderreports@pgim.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

To enroll in e-delivery, go to pgim.com/investments/resource/edelivery

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC, a Prudential Financial company and member SIPC. QMA is the primary business name of QMA LLC, a wholly owned subsidiary of PGIM, Inc. (PGIM), a Prudential Financial company. © 2020 Prudential Financial, Inc. and its related entities. PGIM and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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Letter from the President

Dear Shareholder:

We hope you find the annual report for the PGIM QMA Stock Index Fund informative and useful. The report covers performance for the 12-month period that ended September 30, 2020.

During the first half of the period, the global economy remained healthy—particularly in the US—fueled by rising corporate profits and strong job growth. The outlook changed dramatically in March as the coronavirus outbreak quickly and substantially shut down economic activity worldwide, leading to significant job losses and a steep decline in global growth and earnings. Responding to this disruption, the Federal Reserve (the Fed) cut the federal funds rate target to near zero and flooded capital markets with liquidity; and Congress passed stimulus bills worth approximately $3 trillion that offered an economic lifeline to consumers and businesses.

While stocks climbed throughout the first half of the period, they fell significantly in March amid a spike in volatility, ending the 11-year-long equity bull market. With stores and factories closing and consumers staying at home to limit the spread of the virus, investors sold stocks on fears that corporate earnings would take a serious hit. As states reopened their economies in the spring and summer, a strong equity market rally helped stocks around the globe post gains during the period.

The bond market overall—including US and global bonds as well as emerging market debt—rose during the period as investors sought safety in fixed income. A significant rally in interest rates pushed the 10-year US Treasury yield down to a record low. In March, the Fed took several aggressive actions to keep the bond markets running smoothly, restarting many of the relief programs that proved to be successful in helping end the global financial crisis in 2008-09.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we consider it a great privilege and responsibility to help investors participate in opportunities across global markets while meeting their toughest investment challenges. PGIM is a top-10 global investment manager with more than $1 trillion in assets under management. This scale and investment expertise allow us to deliver actively managed funds and strategies to meet the needs of investors around the globe.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM QMA Stock Index Fund

November 16, 2020

PGIM QMA Stock Index Fund	3

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/investments or by calling (800) 225-1852.

	Average Annual Total Returns as of 9/30/20
	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)
Class A
(with sales charges)	10.99	12.86	12.83	—
(without sales charges)	14.72	13.60	13.20	—
Class C
(with sales charges)	13.01	12.87	12.48	—
(without sales charges)	13.98	12.87	12.48	—
Class I
(without sales charges)	15.11	13.99	13.59	—
Class Z
(without sales charges)	15.03	13.92	13.52	—
Class R6
(without sales charges)	15.12	N/A	N/A	11.12 (11/28/17)
S&P 500 Index
	15.14	14.14	13.73	—

Average Annual Total Returns as of 9/30/20 Since Inception (%)
Class R6 (11/28/17)
S&P 500 Index	10.94

Since Inception returns are provided for any share class with less than 10 fiscal years of returns. Since Inception returns for the Index is measured from the closest month-end to the class’ inception date.

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Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund’s Class Z shares with a similar investment in the S&P 500 Index by portraying the initial account values at the beginning of the 10-year period (September 30, 2010) and the account values at the end of the current fiscal year (September 30, 2020) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted; and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for other share classes will vary due to the differing fees and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursement, if any, the Fund’s returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

PGIM QMA Stock Index Fund	5

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class C	Class I	Class Z	Class R6
Maximum initial sales charge	3.25% of the public offering price	None	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of the original purchase price or the net asset value at redemption)	1.00% on sales of $1 million or more made within 12 months of purchase	1.00% on sales made within 12 months of purchase	None	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.30%	1.00%	None	None	None

Benchmark Definitions

S&P 500 Index—The S&P 500 Index (the Index) is an unmanaged index of over 500 stocks of large US public companies. It gives a broad look at how stock prices in the United States have performed.

Investors cannot invest directly in an index. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor.

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12-month performance broken out by S&P 500 Index sectors.

S&P 500 Index as of 9/30/20

*Sector weightings are subject to change.

Source: FactSet Research Systems Inc.

Presentation of Fund Holdings as of 9/30/20

Ten Largest Holdings	Line of Business	% of Net Assets
Apple, Inc.	Technology Hardware, Storage & Peripherals	6.5%
Microsoft Corp.	Software	5.6%
Amazon.com, Inc.	Internet & Direct Marketing Retail	4.7%
Facebook, Inc., (Class A Stock)	Interactive Media & Services	2.2%
Alphabet, Inc., (Class A Stock)	Interactive Media & Services	1.5%
Alphabet, Inc., (Class C Stock)	Interactive Media & Services	1.5%
Berkshire Hathaway, Inc., (Class B Stock)	Diversified Financial Services	1.5%
Johnson & Johnson	Pharmaceuticals	1.4%
Procter & Gamble Co. (The)	Household Products	1.2%
Visa, Inc., (Class A Stock)	IT Services	1.2%

Holdings reflect only long-term Investments and are subject to change.

PGIM QMA Stock Index Fund	7

Strategy and Performance Overview

How did the Fund perform?

The PGIM QMA Stock Index Fund’s Class Z shares returned 15.03% in the 12-month reporting period that ended September 30, 2020, nearly matching the 15.14% return of the S&P 500 Index (the Index).

•	The Fund closely tracked the performance of the Index during the period before the deduction of fees and expenses.

•	The Fund held all stocks included in the Index in approximately the same proportions.

•	The Fund employs a “passively managed” -or index- investment approach.

What were the market conditions?

•

The global COVID-19 pandemic led to the most severe economic contraction in decades during the first half of 2020, followed by a surge in economic growth in the third quarter as government-mandated lockdowns and restrictions were loosened.

•

Though financial markets were extremely volatile, equities outperformed bonds during the reporting period, with the Index returning 15.14% and the Bloomberg Barclays US Aggregate Bond Index returning 6.98%.

•

In the fourth quarter of 2019, before the outbreak of COVID-19, a combination of positive factors—including lower geopolitical risk as the US and China signed a “Phase One” trade deal, solid economic fundamentals, and dovish central banks—supported equity markets. The S&P 500 Index rose 9% while bonds were essentially flat in the quarter.

•

Entering 2020, economic and earnings data continued to improve. However, concerns about COVID-19 surfaced near the end of January. Equity markets faced downward pressure as volatility increased and interest rates fell. Still, data indicated a healthy US economy, which helped lift the S&P 500 Index to an all-time high in mid-February before the spread of COVID-19 quickly shifted market sentiment. As COVID-19 evolved from a localized outbreak in China to a global pandemic, large-scale economic shutdowns enveloped the globe. The question of whether there would be a global recession changed to how sharp, deep, and long that recession would last. In March, equity markets declined precipitously, dropping more than 30% between February 19 and March 23.

•

The global policy response to the pandemic was massive, completely dwarfing the response to the global financial crisis in 2008-09 and delivered in a much shorter period of time. This response helped prevent a global economic collapse, reduced collateral damage, and may have provided the support necessary to sustain an economic recovery.

•

In the second quarter of 2020, equities sharply rebounded, as the number of COVID-19 infections stabilized, the global policy response took hold, and economic conditions improved as countries reopened. The stock market rebound was almost as strong and swift as the decline. From its 2020 trough in late March through the end of the reporting

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period, the S&P 500 Index surged more than 50%, with most other risky asset classes following suit.

•

The pandemic resulted in investors crowding into idiosyncratic growth stocks that could perform well even when broad economic growth is slow, in QMA’s view. Such an environment does not bode well for value stocks (i.e., inexpensive stocks with strong fundamentals), which tend to be more economically sensitive in nature. Moreover, investors have bid up the price of healthcare stocks with any affiliation to a COVID-19 vaccine, treatment, or testing solution without regard for relative valuations or underlying company fundamentals. QMA expects that these elevated valuations will revert to levels supported by fundamentals in due time.

Did the Fund use derivatives and, if so, how did they affect performance?

The Fund held S&P 500 stock index futures, a form of derivatives, to maintain exposure to equities and provide portfolio liquidity. These futures had minimal impact on performance over the period.

Current outlook

•

At the end of reporting period, there were signs that global economic growth was slowing, and it remains highly uncertain when the global economy will regain its pre-COVID-19 levels of activity, in QMA’s view.

•	QMA believes the pace of the global economic recovery will depend on several critical factors:

•	How the pandemic evolves

•	How quickly medical breakthroughs (e.g., treatments and vaccines) emerge

•	Whether or not US-China tensions escalate further

•	Whether governments continue to provide ample fiscal support

•

Since the current downturn was sparked by a pandemic—an external shock—rather than a build-up of economic imbalances that precipitated previous downturns, the economy should be better positioned to bounce back more quickly.

•

During the period, the Fed changed its operating framework, enabling it to target higher inflation during economic recoveries after inflation shortfalls during downturns. QMA thinks this means the Fed will let the US economy run hotter than it would otherwise and that it will delay raising short-term interest rates until inflation picks up. The Fed’s interest rate forecasts suggest it does not expect to raise rates until 2023.

•	The biggest risk seems to be politics. The US Congress had not yet agreed on another round of fiscal stimulus by the end of the period, and the odds of an agreement before

PGIM QMA Stock Index Fund	9

Strategy and Performance Overview (continued)

the November election did not appear good. The loss of fiscal support could undercut the US economy’s progress and endanger the recovery. The results of the US presidential election (including the possibility of a delayed result or a contested outcome) and new policies from the subsequent government are other risks that could prove disruptive to the economy.

•	Massive divergence among equity market segments has been a defining feature of 2020:

•

Among US equity sectors, information technology and consumer discretionary were up more than 20% by the end of the period, while cyclical sectors such as industrials, financials, and energy had declined.

•	Growth massively outperformed value, and the US outperformed non-US developed markets and emerging markets.

•	The macro environment continues to be positive for equities and other risky assets:

•	Economic growth continues to recover, with lots of spare capacity in both labor markets and industry.

•	Governments continue to provide massive support with fiscal and monetary largess.

•	Inflationary pressures are not likely to force authorities to hit the brakes anytime soon.

•	The Fed’s new operating framework is likely to push real interest rates down even further.

•

The rebound in economic growth has elevated earning revisions sharply into positive territory. Thus, QMA believes the earnings hole for 2020 won’t be as deep as originally feared, and US earnings should reach new highs by the end of 2021 if consensus forecasts are correct.

•

The danger is that markets have already moved too far in discounting the improvement in fundamentals, as equity market multiples have reached levels last seen during the technology bubble of the late 1990s. Equity valuations, however, look much less ominous compared to ultra-low/negative rates on cash or sovereign bonds.

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Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended September 30, 2020. The example is for illustrative purposes only; you should consult the Fund’s Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period

PGIM QMA Stock Index Fund	11

Fees and Expenses (continued)

and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM QMA Stock Index Fund		Beginning Account Value April 1, 2020	Ending Account Value September 30, 2020	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Class A	Actual	$1,000.00	$1,310.80	0.53%	$3.06
	Hypothetical	$1,000.00	$1,022.35	0.53%	$2.68
Class C	Actual	$1,000.00	$1,306.60	1.19%	$6.86
	Hypothetical	$1,000.00	$1,019.05	1.19%	$6.01
Class I	Actual	$1,000.00	$1,312.80	0.19%	$1.10
	Hypothetical	$1,000.00	$1,024.05	0.19%	$0.96
Class Z	Actual	$1,000.00	$1,312.60	0.24%	$1.39
	Hypothetical	$1,000.00	$1,023.80	0.24%	$1.21
Class R6	Actual	$1,000.00	$1,313.00	0.18%	$1.04
	Hypothetical	$1,000.00	$1,024.10	0.18%	$0.91

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 183 days in the six-month period ended September 30, 2020, and divided by the 366 days in the Fund’s fiscal year ended September 30, 2020 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

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Schedule of Investments

as of September 30, 2020

Description	Shares	Value

LONG-TERM INVESTMENTS 97.4%

COMMON STOCKS 97.0%

Aerospace & Defense 1.5%
Boeing Co. (The)	14,004	$2,314,301
General Dynamics Corp.	6,312	873,770
Howmet Aerospace, Inc.	9,481	158,522
Huntington Ingalls Industries, Inc.	1,200	168,900
L3Harris Technologies, Inc.	5,776	980,996
Lockheed Martin Corp.	6,546	2,508,951
Northrop Grumman Corp.	4,128	1,302,343
Raytheon Technologies Corp.	39,531	2,274,614
Teledyne Technologies, Inc.*	1,000	310,210
Textron, Inc.	5,834	210,549
TransDigm Group, Inc.(a)	1,360	646,163

		11,749,319

Air Freight & Logistics 0.7%
C.H. Robinson Worldwide, Inc.	3,600	367,884
Expeditors International of Washington, Inc.	4,400	398,288
FedEx Corp.	6,466	1,626,328
United Parcel Service, Inc. (Class B Stock)	18,790	3,130,978

		5,523,478

Airlines 0.2%
Alaska Air Group, Inc.	3,100	113,553
American Airlines Group, Inc.(a)	12,550	154,239
Delta Air Lines, Inc.	15,100	461,758
Southwest Airlines Co.	14,374	539,025
United Airlines Holdings, Inc.*	5,900	205,025

		1,473,600

Auto Components 0.1%
Aptiv PLC	7,350	673,848
BorgWarner, Inc.	5,400	209,196

		883,044

Automobiles 0.2%
Ford Motor Co.	101,638	676,909
General Motors Co.	32,700	967,593

		1,644,502

See Notes to Financial Statements.

PGIM QMA Stock Index Fund	13

Schedule of Investments  (continued)

as of September 30, 2020

Description	Shares	Value

COMMON STOCKS (Continued)

Banks 3.2%
Bank of America Corp.	202,495	$4,878,105
Citigroup, Inc.	55,195	2,379,456
Citizens Financial Group, Inc.	10,800	273,024
Comerica, Inc.	3,461	132,383
Fifth Third Bancorp	18,173	387,448
First Republic Bank	4,600	501,676
Huntington Bancshares, Inc.	26,629	244,188
JPMorgan Chase & Co.	81,043	7,802,010
KeyCorp	25,035	298,668
M&T Bank Corp.(a)	3,370	310,343
People’s United Financial, Inc.	10,400	107,224
PNC Financial Services Group, Inc. (The)	11,372	1,249,896
Regions Financial Corp.	24,574	283,338
SVB Financial Group*	1,440	346,493
Truist Financial Corp.	35,272	1,342,100
U.S. Bancorp	35,895	1,286,836
Wells Fargo & Co.	105,936	2,490,555
Zions Bancorp NA	3,600	105,192

		24,418,935

Beverages 1.6%
Brown-Forman Corp. (Class B Stock)	4,850	365,302
Coca-Cola Co. (The)	102,464	5,058,648
Constellation Brands, Inc. (Class A Stock)	4,500	852,795
Molson Coors Beverage Co. (Class B Stock)	4,794	160,887
Monster Beverage Corp.*	9,650	773,930
PepsiCo, Inc.	36,941	5,120,022

		12,331,584

Biotechnology 2.1%
AbbVie, Inc.	46,989	4,115,766
Alexion Pharmaceuticals, Inc.*	6,000	686,580
Amgen, Inc.	15,596	3,963,879
Biogen, Inc.*	4,370	1,239,682
Gilead Sciences, Inc.	33,200	2,097,908
Incyte Corp.*	4,800	430,752
Regeneron Pharmaceuticals, Inc.*	2,760	1,544,993
Vertex Pharmaceuticals, Inc.*	6,960	1,893,955

		15,973,515

Building Products 0.4%
A.O. Smith Corp.	3,200	168,960

See Notes to Financial Statements.

14

Description	Shares	Value

COMMON STOCKS (Continued)

Building Products (cont’d.)
Allegion PLC	2,633	$260,430
Carrier Global Corp.	20,829	636,118
Fortune Brands Home & Security, Inc.	3,700	320,124
Johnson Controls International PLC	19,187	783,789
Masco Corp.	7,026	387,343
Trane Technologies PLC	6,400	776,000

		3,332,764

Capital Markets 2.5%
Ameriprise Financial, Inc.	3,261	502,553
Bank of New York Mellon Corp. (The)	20,738	712,143
BlackRock, Inc.	3,810	2,147,125
Cboe Global Markets, Inc.	2,800	245,672
Charles Schwab Corp. (The)	30,711	1,112,659
CME Group, Inc.	9,500	1,589,445
E*TRADE Financial Corp.	5,420	271,271
Franklin Resources, Inc.	6,442	131,095
Goldman Sachs Group, Inc. (The)	8,780	1,764,517
Intercontinental Exchange, Inc.	14,740	1,474,737
Invesco Ltd.	8,300	94,703
MarketAxess Holdings, Inc.	1,100	529,749
Moody’s Corp.	4,416	1,279,978
Morgan Stanley(a)	31,436	1,519,931
MSCI, Inc.	2,300	820,594
Nasdaq, Inc.	3,000	368,130
Northern Trust Corp.	5,562	433,669
Raymond James Financial, Inc.	3,100	225,556
S&P Global, Inc.	6,470	2,333,082
State Street Corp.	9,462	561,380
T. Rowe Price Group, Inc.	6,100	782,142

		18,900,131

Chemicals 1.8%
Air Products & Chemicals, Inc.	6,002	1,787,756
Albemarle Corp.	2,540	226,771
Celanese Corp.	3,200	343,840
CF Industries Holdings, Inc.	5,500	168,905
Corteva, Inc.	19,009	547,649
Dow, Inc.(a)	19,109	899,079
DuPont de Nemours, Inc.	19,109	1,060,167
Eastman Chemical Co.	3,386	264,514
Ecolab, Inc.	6,642	1,327,337
FMC Corp.	3,500	370,685

See Notes to Financial Statements.

PGIM QMA Stock Index Fund	15

Schedule of Investments  (continued)

as of September 30, 2020

Description	Shares	Value

COMMON STOCKS (Continued)

Chemicals (cont’d.)
International Flavors & Fragrances, Inc.(a)	2,815	$344,697
Linde PLC (United Kingdom)	14,128	3,364,301
LyondellBasell Industries NV (Class A Stock)(a)	6,900	486,381
Mosaic Co. (The)	8,300	151,641
PPG Industries, Inc.	6,348	774,964
Sherwin-Williams Co. (The)	2,246	1,564,878

		13,683,565

Commercial Services & Supplies 0.4%
Cintas Corp.	2,260	752,196
Copart, Inc.*	5,600	588,896
Republic Services, Inc.	5,635	526,027
Rollins, Inc.	3,450	186,956
Waste Management, Inc.	10,413	1,178,439

		3,232,514

Communications Equipment 0.8%
Arista Networks, Inc.*	1,450	300,049
Cisco Systems, Inc.	112,344	4,425,230
F5 Networks, Inc.*	1,800	220,986
Juniper Networks, Inc.	8,800	189,200
Motorola Solutions, Inc.	4,556	714,426

		5,849,891

Construction & Engineering 0.1%
Jacobs Engineering Group, Inc.	3,400	315,418
Quanta Services, Inc.	3,500	185,010

		500,428

Construction Materials 0.1%
Martin Marietta Materials, Inc.	1,700	400,112
Vulcan Materials Co.	3,500	474,390

		874,502

Consumer Finance 0.5%
American Express Co.	17,299	1,734,225
Capital One Financial Corp.	12,266	881,435

See Notes to Financial Statements.

16

Description	Shares	Value

COMMON STOCKS (Continued)

Consumer Finance (cont’d.)
Discover Financial Services	8,218	$474,836
Synchrony Financial	14,365	375,932

		3,466,428

Containers & Packaging 0.3%
Amcor PLC	40,460	447,083
Avery Dennison Corp.	2,138	273,322
Ball Corp.	8,728	725,471
International Paper Co.	9,684	392,589
Packaging Corp. of America	2,670	291,164
Sealed Air Corp.	3,836	148,875
Westrock Co.	6,833	237,379

		2,515,883

Distributors 0.1%
Genuine Parts Co.	3,799	361,551
LKQ Corp.*	6,700	185,791

		547,342

Diversified Financial Services 1.5%
Berkshire Hathaway, Inc. (Class B Stock)*	52,590	11,198,515

Diversified Telecommunication Services 1.6%
AT&T, Inc.	189,507	5,402,845
CenturyLink, Inc.	25,679	259,101
Verizon Communications, Inc.	110,033	6,545,863

		12,207,809

Electric Utilities 1.8%
Alliant Energy Corp.	6,600	340,890
American Electric Power Co., Inc.	13,291	1,086,273
Duke Energy Corp.	19,539	1,730,374
Edison International	9,462	481,048
Entergy Corp.	5,415	533,540
Evergy, Inc.	5,600	284,592
Eversource Energy	9,000	751,950
Exelon Corp.	25,212	901,581
FirstEnergy Corp.	14,377	412,764
NextEra Energy, Inc.	13,032	3,617,162
NRG Energy, Inc.	6,100	187,514
Pinnacle West Capital Corp.	3,000	223,650

See Notes to Financial Statements.

PGIM QMA Stock Index Fund	17

Schedule of Investments  (continued)

as of September 30, 2020

Description	Shares	Value

COMMON STOCKS (Continued)

Electric Utilities (cont’d.)

PPL Corp.	19,552	$532,010
Southern Co. (The)	27,715	1,502,707
Xcel Energy, Inc.	14,083	971,868

		13,557,923

Electrical Equipment 0.4%
AMETEK, Inc.	6,200	616,280
Eaton Corp. PLC	10,793	1,101,210
Emerson Electric Co.	15,550	1,019,613
Rockwell Automation, Inc.	3,103	684,770

		3,421,873

Electronic Equipment, Instruments & Components 0.5%
Amphenol Corp. (Class A Stock)	8,000	866,160
CDW Corp.	3,800	454,214
Corning, Inc.	19,397	628,657
FLIR Systems, Inc.	2,900	103,965
IPG Photonics Corp.*	900	152,973
Keysight Technologies, Inc.*(a)	5,000	493,900
TE Connectivity Ltd.(a)	8,850	864,999
Zebra Technologies Corp. (Class A Stock)*	1,400	353,444

		3,918,312

Energy Equipment & Services 0.2%
Baker Hughes Co.	15,845	210,580
Halliburton Co.	22,922	276,210
National Oilwell Varco, Inc.	9,300	84,258
Schlumberger NV	35,332	549,766
TechnipFMC PLC (United Kingdom)	11,200	70,672

		1,191,486

Entertainment 2.0%
Activision Blizzard, Inc.	20,700	1,675,665
Electronic Arts, Inc.*	7,800	1,017,198
Live Nation Entertainment, Inc.*	3,700	199,356
Netflix, Inc.*	11,740	5,870,352
Take-Two Interactive Software, Inc.*	3,100	512,182
Walt Disney Co. (The)	48,236	5,985,123

		15,259,876

See Notes to Financial Statements.

18

Description	Shares	Value

COMMON STOCKS (Continued)

Equity Real Estate Investment Trusts (REITs) 2.5%
Alexandria Real Estate Equities, Inc.	3,100	$496,000
American Tower Corp.	11,950	2,888,673
Apartment Investment & Management Co. (Class A Stock)	3,482	117,413
AvalonBay Communities, Inc.	3,811	569,135
Boston Properties, Inc.	3,680	295,504
Crown Castle International Corp.(a)	11,200	1,864,800
Digital Realty Trust, Inc.	7,200	1,056,672
Duke Realty Corp.	9,500	350,550
Equinix, Inc.	2,406	1,828,873
Equity Residential	9,100	467,103
Essex Property Trust, Inc.	1,700	341,343
Extra Space Storage, Inc.	3,400	363,766
Federal Realty Investment Trust(a)	1,800	132,192
Healthpeak Properties, Inc.	13,900	377,385
Host Hotels & Resorts, Inc.	16,336	176,265
Iron Mountain, Inc.	7,105	190,343
Kimco Realty Corp.	10,700	120,482
Mid-America Apartment Communities, Inc.	3,070	355,966
Prologis, Inc.	19,537	1,965,813
Public Storage	4,100	913,152
Realty Income Corp.	9,200	558,900
Regency Centers Corp.	3,600	136,872
SBA Communications Corp.	3,000	955,440
Simon Property Group, Inc.(a)	8,189	529,665
SL Green Realty Corp.	1,600	74,192
UDR, Inc.	7,800	254,358
Ventas, Inc.	9,533	400,005
Vornado Realty Trust	4,084	137,672
Welltower, Inc.	11,100	611,499
Weyerhaeuser Co.	19,339	551,548

		19,081,581

Food & Staples Retailing 1.5%
Costco Wholesale Corp.	11,808	4,191,840
Kroger Co. (The)	20,168	683,897
Sysco Corp.	13,080	813,837
Walgreens Boots Alliance, Inc.	18,878	678,098
Walmart, Inc.	37,126	5,194,299

		11,561,971

Food Products 1.1%
Archer-Daniels-Midland Co.(a)	14,559	676,848
Campbell Soup Co.	4,347	210,264

See Notes to Financial Statements.

PGIM QMA Stock Index Fund	19

Schedule of Investments  (continued)

as of September 30, 2020

Description	Shares	Value

COMMON STOCKS (Continued)

Food Products (cont’d.)
Conagra Brands, Inc.	12,843	$458,624
General Mills, Inc.(a)	16,244	1,001,930
Hershey Co. (The)	4,016	575,653
Hormel Foods Corp.	7,300	356,897
J.M. Smucker Co. (The)	3,100	358,112
Kellogg Co.	6,670	430,815
Kraft Heinz Co. (The)	16,655	498,817
Lamb Weston Holdings, Inc.	3,600	238,572
McCormick & Co., Inc.	3,400	659,940
Mondelez International, Inc. (Class A Stock)	37,766	2,169,657
Tyson Foods, Inc. (Class A Stock)	7,900	469,892

		8,106,021

Gas Utilities 0.0%
Atmos Energy Corp.	3,100	296,329

Health Care Equipment & Supplies 3.9%
Abbott Laboratories	47,113	5,127,308
ABIOMED, Inc.*	1,200	332,472
Align Technology, Inc.*(a)	1,930	631,805
Baxter International, Inc.	13,274	1,067,495
Becton, Dickinson & Co.	7,765	1,806,760
Boston Scientific Corp.*	37,572	1,435,626
Cooper Cos., Inc. (The)	1,300	438,256
Danaher Corp.	16,900	3,639,077
Dentsply Sirona, Inc.	5,200	227,396
DexCom, Inc.*(a)	2,500	1,030,575
Edwards Lifesciences Corp.*	16,610	1,325,810
Hologic, Inc.*	6,900	458,643
IDEXX Laboratories, Inc.*	2,280	896,291
Intuitive Surgical, Inc.*	3,160	2,242,146
Medtronic PLC	35,715	3,711,503
ResMed, Inc.	3,870	663,434
STERIS PLC	2,400	422,856
Stryker Corp.	8,730	1,819,070
Teleflex, Inc.	1,300	442,546
Varian Medical Systems, Inc.*	2,500	430,000
West Pharmaceutical Services, Inc.	2,040	560,796
Zimmer Biomet Holdings, Inc.	5,611	763,882

		29,473,747

Health Care Providers & Services 2.6%
AmerisourceBergen Corp.	3,960	383,803

See Notes to Financial Statements.

20

Description	Shares	Value

COMMON STOCKS (Continued)

Health Care Providers & Services (cont’d.)
Anthem, Inc.	6,760	$1,815,668
Cardinal Health, Inc.	7,773	364,942
Centene Corp.*	14,908	869,584
Cigna Corp.	9,868	1,671,738
CVS Health Corp.	34,546	2,017,487
DaVita, Inc.*	2,000	171,300
HCA Healthcare, Inc.	7,100	885,228
Henry Schein, Inc.*	3,600	211,608
Humana, Inc.	3,570	1,477,587
Laboratory Corp. of America Holdings*	2,600	489,502
McKesson Corp.	4,326	644,271
Quest Diagnostics, Inc.	3,600	412,164
UnitedHealth Group, Inc.	25,328	7,896,511
Universal Health Services, Inc. (Class B Stock)	1,970	210,829

		19,522,222

Health Care Technology 0.1%
Cerner Corp.	8,200	592,778

Hotels, Restaurants & Leisure 1.6%
Carnival Corp.	11,900	180,642
Chipotle Mexican Grill, Inc.*	750	932,783
Darden Restaurants, Inc.	3,353	337,781
Domino’s Pizza, Inc.	1,000	425,280
Hilton Worldwide Holdings, Inc.	7,460	636,487
Las Vegas Sands Corp.	8,560	399,410
Marriott International, Inc. (Class A Stock)	7,240	670,279
McDonald’s Corp.	19,850	4,356,876
MGM Resorts International	10,800	234,900
Norwegian Cruise Line Holdings Ltd.*(a)	6,400	109,504
Royal Caribbean Cruises Ltd.	4,600	297,758
Starbucks Corp.	31,180	2,678,986
Wynn Resorts Ltd.	2,500	179,525
Yum! Brands, Inc.	8,064	736,243

		12,176,454

Household Durables 0.4%
D.R. Horton, Inc.	8,900	673,107
Garmin Ltd.	3,900	369,954
Leggett & Platt, Inc.	3,400	139,978
Lennar Corp. (Class A Stock)	7,400	604,432
Mohawk Industries, Inc.*	1,540	150,289
Newell Brands, Inc.	9,227	158,335

See Notes to Financial Statements.

PGIM QMA Stock Index Fund	21

Schedule of Investments  (continued)

as of September 30, 2020

Description	Shares	Value

COMMON STOCKS (Continued)

Household Durables (cont’d.)
NVR, Inc.*	100	$408,312
PulteGroup, Inc.	6,311	292,136
Whirlpool Corp.	1,685	309,855

		3,106,398

Household Products 1.8%
Church & Dwight Co., Inc.	6,600	618,486
Clorox Co. (The)(a)	3,432	721,303
Colgate-Palmolive Co.	22,660	1,748,219
Kimberly-Clark Corp.	9,216	1,360,835
Procter & Gamble Co. (The)	66,263	9,209,894

		13,658,737

Independent Power & Renewable Electricity Producers 0.0%
AES Corp. (The)	17,400	315,114

Industrial Conglomerates 1.1%
3M Co.	15,438	2,472,859
General Electric Co.	231,107	1,439,796
Honeywell International, Inc.	18,685	3,075,738
Roper Technologies, Inc.	2,780	1,098,406

		8,086,799

Insurance 1.7%
Aflac, Inc.	16,800	610,680
Allstate Corp. (The)	8,408	791,529
American International Group, Inc.	22,251	612,570
Aon PLC (Class A Stock)(a)	6,089	1,256,161
Arthur J. Gallagher & Co.	5,100	538,458
Assurant, Inc.	1,500	181,965
Chubb Ltd.	12,153	1,411,206
Cincinnati Financial Corp.	3,807	296,832
Everest Re Group Ltd.	1,150	227,171
Globe Life, Inc.	2,533	202,387
Hartford Financial Services Group, Inc. (The)	9,453	348,437
Lincoln National Corp.	4,751	148,849
Loews Corp.	6,217	216,041
Marsh & McLennan Cos., Inc.	13,440	1,541,568
MetLife, Inc.	19,750	734,107
Principal Financial Group, Inc.	6,300	253,701
Progressive Corp. (The)	15,716	1,487,834
Prudential Financial, Inc.(g)	10,600	673,312

See Notes to Financial Statements.

22

Description	Shares	Value

COMMON STOCKS (Continued)

Insurance (cont’d.)
Travelers Cos., Inc. (The)	6,831	$739,046
Unum Group	3,626	61,026
W.R. Berkley Corp.	3,700	226,255
Willis Towers Watson PLC	3,500	730,870

		13,290,005

Interactive Media & Services 5.4%
Alphabet, Inc. (Class A Stock)*	8,030	11,768,768
Alphabet, Inc. (Class C Stock)*	7,862	11,553,995
Facebook, Inc. (Class A Stock)*	64,110	16,790,409
Twitter, Inc.*	21,000	934,500

		41,047,672

Internet & Direct Marketing Retail 5.1%
Amazon.com, Inc.*	11,330	35,675,111
Booking Holdings, Inc.*(a)	1,150	1,967,282
eBay, Inc.	17,740	924,254
Etsy, Inc.*	2,400	291,912
Expedia Group, Inc.	3,800	348,422

		39,206,981

IT Services 5.5%
Accenture PLC (Class A Stock)	16,990	3,839,570
Akamai Technologies, Inc.*(a)	4,400	486,376
Automatic Data Processing, Inc.	11,548	1,610,831
Broadridge Financial Solutions, Inc.	3,100	409,200
Cognizant Technology Solutions Corp. (Class A Stock)	14,500	1,006,590
DXC Technology Co.	6,359	113,508
Fidelity National Information Services, Inc.	16,660	2,452,519
Fiserv, Inc.*	14,400	1,483,920
FleetCor Technologies, Inc.*	2,260	538,106
Gartner, Inc.*	2,270	283,636
Global Payments, Inc.	8,094	1,437,333
International Business Machines Corp.(a)	23,874	2,904,750
Jack Henry & Associates, Inc.	2,100	341,439
Leidos Holdings, Inc.	3,400	303,110
Mastercard, Inc. (Class A Stock)	23,500	7,946,995
Paychex, Inc.(a)	8,525	680,039
PayPal Holdings, Inc.*	31,210	6,149,306
VeriSign, Inc.*	2,780	569,483

See Notes to Financial Statements.

PGIM QMA Stock Index Fund	23

Schedule of Investments  (continued)

as of September 30, 2020

Description	Shares	Value

COMMON STOCKS (Continued)

IT Services (cont’d.)
Visa, Inc. (Class A Stock)(a)	44,950	$8,988,651
Western Union Co. (The)	10,752	230,415

		41,775,777

Leisure Products 0.0%
Hasbro, Inc.	3,154	260,899

Life Sciences Tools & Services 1.2%
Agilent Technologies, Inc.	8,298	837,600
Bio-Rad Laboratories, Inc. (Class A Stock)*	600	309,276
Illumina, Inc.*(a)	3,930	1,214,684
IQVIA Holdings, Inc.*	4,760	750,319
Mettler-Toledo International, Inc.*(a)	730	704,997
PerkinElmer, Inc.	2,970	372,765
Thermo Fisher Scientific, Inc.	10,532	4,650,089
Waters Corp.*	1,790	350,267

		9,189,997

Machinery 1.6%
Caterpillar, Inc.(a)	14,596	2,176,993
Cummins, Inc.	4,006	845,907
Deere & Co.	8,480	1,879,422
Dover Corp.	3,862	418,409
Flowserve Corp.	2,500	68,225
Fortive Corp.	7,950	605,870
IDEX Corp.	2,000	364,820
Illinois Tool Works, Inc.	7,786	1,504,333
Ingersoll Rand, Inc.*	9,129	324,992
Otis Worldwide Corp.	10,464	653,163
PACCAR, Inc.	9,264	790,034
Parker-Hannifin Corp.	3,468	701,715
Pentair PLC	4,246	194,339
Snap-on, Inc.	1,642	241,588
Stanley Black & Decker, Inc.	4,188	679,294
Westinghouse Air Brake Technologies Corp.	4,660	288,361
Xylem, Inc.	4,750	399,570

		12,137,035

Media 1.3%
Charter Communications, Inc. (Class A Stock)*(a)	4,010	2,503,603
Comcast Corp. (Class A Stock)	121,120	5,603,011
Discovery, Inc. (Class A Stock)*	3,000	65,310

See Notes to Financial Statements.

24

Description	Shares	Value

COMMON STOCKS (Continued)

Media (cont’d.)
Discovery, Inc. (Class C Stock)*	7,700	$150,920
DISH Network Corp. (Class A Stock)*	6,333	183,847
Fox Corp. (Class A Stock)(a)	9,066	252,307
Fox Corp. (Class B Stock)(a)	3,666	102,538
Interpublic Group of Cos., Inc. (The)	9,788	163,166
News Corp. (Class A Stock)	9,075	127,232
News Corp. (Class B Stock)	1,800	25,164
Omnicom Group, Inc.	5,734	283,833
ViacomCBS, Inc. (Class B Stock)	14,497	406,061

		9,866,992

Metals & Mining 0.3%
Freeport-McMoRan, Inc.(a)	36,992	578,555
Newmont Corp.	21,097	1,338,605
Nucor Corp.	7,812	350,446

		2,267,606

Multiline Retail 0.5%
Dollar General Corp.	6,600	1,383,492
Dollar Tree, Inc.*	6,342	579,278
Target Corp.	13,282	2,090,853

		4,053,623

Multi-Utilities 0.9%
Ameren Corp.	6,669	527,384
CenterPoint Energy, Inc.	13,479	260,819
CMS Energy Corp.	7,700	472,857
Consolidated Edison, Inc.	8,951	696,388
Dominion Energy, Inc.(a)	22,350	1,764,085
DTE Energy Co.	5,187	596,712
NiSource, Inc.	10,100	222,200
Public Service Enterprise Group, Inc.	12,994	713,501
Sempra Energy	7,678	908,768
WEC Energy Group, Inc.(a)	8,433	817,158

		6,979,872

Oil, Gas & Consumable Fuels 1.8%
Apache Corp.	9,948	94,208
Cabot Oil & Gas Corp.	10,600	184,016
Chevron Corp.	49,702	3,578,544
Concho Resources, Inc.	5,000	220,600

See Notes to Financial Statements.

PGIM QMA Stock Index Fund	25

Schedule of Investments  (continued)

as of September 30, 2020

Description	Shares	Value

COMMON STOCKS (Continued)

Oil, Gas & Consumable Fuels (cont’d.)
ConocoPhillips	27,857	$914,824
Devon Energy Corp.	9,400	88,924
Diamondback Energy, Inc.	4,000	120,480
EOG Resources, Inc.	14,700	528,318
Exxon Mobil Corp.	111,852	3,839,879
Hess Corp.	6,934	283,809
HollyFrontier Corp.	3,800	74,898
Kinder Morgan, Inc.	49,780	613,787
Marathon Oil Corp.	16,678	68,213
Marathon Petroleum Corp.	16,576	486,340
Noble Energy, Inc.	11,300	96,615
Occidental Petroleum Corp.	19,679	196,987
ONEOK, Inc.	11,400	296,172
Phillips 66	11,128	576,875
Pioneer Natural Resources Co.	4,400	378,356
Valero Energy Corp.	10,200	441,864
Williams Cos., Inc. (The)	31,092	610,958

		13,694,667

Personal Products 0.2%
Estee Lauder Cos., Inc. (The) (Class A Stock)	6,070	1,324,777

Pharmaceuticals 4.1%
Bristol-Myers Squibb Co.	60,279	3,634,221
Catalent, Inc.*	3,600	308,376
Eli Lilly & Co.	21,197	3,137,580
Johnson & Johnson	70,009	10,422,940
Merck & Co., Inc.	67,293	5,581,954
Mylan NV*	13,500	200,205
Perrigo Co. PLC	3,500	160,685
Pfizer, Inc.	147,763	5,422,902
Zoetis, Inc.	12,600	2,083,662

		30,952,525

Professional Services 0.3%
Equifax, Inc.(a)	3,330	522,477
IHS Markit Ltd.	10,000	785,100
Nielsen Holdings PLC	8,800	124,784
Robert Half International, Inc.	3,000	158,820
Verisk Analytics, Inc.	4,360	807,952

		2,399,133

See Notes to Financial Statements.

26

Description	Shares	Value

COMMON STOCKS (Continued)

Real Estate Management & Development 0.0%
CBRE Group, Inc. (Class A Stock)*	8,800	$413,336

Road & Rail 1.0%
CSX Corp.	20,118	1,562,565
J.B. Hunt Transport Services, Inc.	2,250	284,355
Kansas City Southern	2,600	470,158
Norfolk Southern Corp.	6,931	1,483,165
Old Dominion Freight Line, Inc.	2,600	470,392
Union Pacific Corp.	18,036	3,550,747

		7,821,382

Semiconductors & Semiconductor Equipment 4.9%
Advanced Micro Devices, Inc.*	31,050	2,545,789
Analog Devices, Inc.	9,947	1,161,213
Applied Materials, Inc.	24,188	1,437,977
Broadcom, Inc.	10,739	3,912,432
Intel Corp.(a)	112,948	5,848,447
KLA Corp.	4,230	819,520
Lam Research Corp.	3,942	1,307,759
Maxim Integrated Products, Inc.	7,100	480,031
Microchip Technology, Inc.(a)	6,560	674,106
Micron Technology, Inc.*	29,116	1,367,287
NVIDIA Corp.	16,430	8,892,245
Qorvo, Inc.*	3,071	396,190
QUALCOMM, Inc.	29,900	3,518,632
Skyworks Solutions, Inc.	4,500	654,750
Teradyne, Inc.	3,400	270,164
Texas Instruments, Inc.	24,352	3,477,222
Xilinx, Inc.	6,500	677,560

		37,441,324

Software 9.0%
Adobe, Inc.*	12,860	6,306,930
ANSYS, Inc.*	2,300	752,629
Autodesk, Inc.*	5,920	1,367,579
Cadence Design Systems, Inc.*	7,500	799,725
Citrix Systems, Inc.	3,160	435,164
Fortinet, Inc.*	3,600	424,116
Intuit, Inc.	6,950	2,267,160
Microsoft Corp.	201,512	42,384,019
NortonLifeLock, Inc.	13,617	283,778
Oracle Corp.	51,490	3,073,953
Paycom Software, Inc.*	1,450	451,385

See Notes to Financial Statements.

PGIM QMA Stock Index Fund	27

Schedule of Investments  (continued)

as of September 30, 2020

Description	Shares	Value

COMMON STOCKS (Continued)

Software (cont’d.)
salesforce.com, Inc.*	24,260	$6,097,023
ServiceNow, Inc.*	5,160	2,502,600
Synopsys, Inc.*	4,100	877,318
Tyler Technologies, Inc.*	1,000	348,560

		68,371,939

Specialty Retail 2.4%
Advance Auto Parts, Inc.	1,850	283,975
AutoZone, Inc.*	640	753,690
Best Buy Co., Inc.	6,100	678,869
CarMax, Inc.*	4,400	404,404
Gap, Inc. (The)	5,213	88,777
Home Depot, Inc. (The)	28,794	7,996,382
L Brands, Inc.	5,922	188,379
Lowe’s Cos., Inc.	20,066	3,328,147
O’Reilly Automotive, Inc.*	2,030	935,992
Ross Stores, Inc.	9,500	886,540
Tiffany & Co.	2,970	344,074
TJX Cos., Inc. (The)	31,528	1,754,533
Tractor Supply Co.	3,100	444,354
Ulta Beauty, Inc.*	1,520	340,450

		18,428,566

Technology Hardware, Storage & Peripherals 6.7%
Apple, Inc.	427,932	49,558,805
Hewlett Packard Enterprise Co.	33,602	314,851
HP, Inc.	35,202	668,486
NetApp, Inc.	5,400	236,736
Seagate Technology PLC	5,800	285,766
Western Digital Corp.	7,325	267,729
Xerox Holdings Corp.	3,625	68,041

		51,400,414

Textiles, Apparel & Luxury Goods 0.7%
Hanesbrands, Inc.	8,200	129,150
NIKE, Inc. (Class B Stock)	33,074	4,152,110
PVH Corp.	1,400	83,496
Ralph Lauren Corp.	1,100	74,767
Tapestry, Inc.	5,900	92,217
Under Armour, Inc. (Class A Stock)*	3,600	40,428

See Notes to Financial Statements.

28

Description	Shares	Value

COMMON STOCKS (Continued)

Textiles, Apparel & Luxury Goods (cont’d.)
Under Armour, Inc. (Class C Stock)*	4,667	$45,923
VF Corp.	8,536	599,654

		5,217,745

Tobacco 0.7%
Altria Group, Inc.	49,079	1,896,413
Philip Morris International, Inc.	41,379	3,103,011

		4,999,424

Trading Companies & Distributors 0.2%
Fastenal Co.	14,600	658,314
United Rentals, Inc.*(a)	2,000	349,000
W.W. Grainger, Inc.	1,234	440,254

		1,447,568

Water Utilities 0.1%
American Water Works Co., Inc.	4,900	709,912

Wireless Telecommunication Services 0.2%
T-Mobile US, Inc.*	15,370	1,757,713

TOTAL COMMON STOCKS (cost $157,314,913)		740,092,254

EXCHANGE-TRADED FUND 0.4%
iShares Core S&P 500 ETF(a) (cost $1,851,800)	7,860	2,641,432

TOTAL LONG-TERM INVESTMENTS (cost $159,166,713)		742,733,686

SHORT-TERM INVESTMENTS 8.4%

AFFILIATED MUTUAL FUNDS 8.2%
PGIM Core Ultra Short Bond Fund(w)	16,248,512	16,248,512
PGIM Institutional Money Market Fund (cost $46,259,652; includes $46,245,857 of cash collateral for securities on loan)(b)(w)	46,288,180	46,278,922

TOTAL AFFILIATED MUTUAL FUNDS (cost $62,508,164)		62,527,434

See Notes to Financial Statements.

PGIM QMA Stock Index Fund	29

Schedule of Investments (continued)

as of September 30, 2020

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. TREASURY OBLIGATION(k)(n) 0.2%
U.S. Treasury Bills (cost $1,799,615)	0.100%	12/17/20	1,800	$1,799,634

TOTAL SHORT-TERM INVESTMENTS (cost $64,307,779)				64,327,068

TOTAL INVESTMENTS 105.8% (cost $223,474,492)				807,060,754
Liabilities in excess of other assets(z) (5.8)%				(44,301,750)

NET ASSETS 100.0%				$762,759,004

Below is a list of the abbreviation(s) used in the annual report:

USD—US Dollar

ETF—Exchange-Traded Fund

LIBOR—London Interbank Offered Rate

NASDAQ—National Association of Securities Dealers Automated Quotations

REITs—Real Estate Investment Trust

S&P—Standard & Poor’s

*	Non-income producing security.
#	Principal amount is shown in U.S. dollars unless otherwise stated.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $45,652,780; cash collateral of $46,245,857 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Fund may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(g)	An affiliated security.
(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives. (n) Rate shown reflects yield to maturity at purchased date.
(w)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Futures contracts outstanding at September 30, 2020:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Position:
117	S&P 500 E-Mini Index	Dec. 2020	$19,609,200	$(80,769)

See Notes to Financial Statements.

30

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
UBS Securities LLC	$—	$1,799,634

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of September 30, 2020 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Common Stocks
Aerospace & Defense	$11,749,319	$—	$—
Air Freight & Logistics	5,523,478	—	—
Airlines	1,473,600	—	—
Auto Components	883,044	—	—
Automobiles	1,644,502	—	—
Banks	24,418,935	—	—
Beverages.	12,331,584	—	—
Biotechnology	15,973,515	—	—
Building Products.	3,332,764	—	—
Capital Markets	18,900,131	—	—
Chemicals	13,683,565	—	—
Commercial Services & Supplies	3,232,514	—	—
Communications Equipment	5,849,891	—	—
Construction & Engineering.	500,428	—	—
Construction Materials	874,502	—	—
Consumer Finance	3,466,428	—	—
Containers & Packaging	2,515,883	—	—
Distributors	547,342	—	—
Diversified Financial Services	11,198,515	—	—
Diversified Telecommunication Services.	12,207,809	—	—
Electric Utilities	13,557,923	—	—
Electrical Equipment	3,421,873	—	—
Electronic Equipment, Instruments & Components	3,918,312	—	—
Energy Equipment & Services	1,191,486	—	—

See Notes to Financial Statements.

PGIM QMA Stock Index Fund	31

Schedule of Investments (continued)

as of September 30, 2020

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Common Stocks (continued)
Entertainment	$15,259,876	$—	$—
Equity Real Estate Investment Trusts (REITs)	19,081,581	—	—
Food & Staples Retailing	11,561,971	—	—
Food Products	8,106,021	—	—
Gas Utilities	296,329	—	—
Health Care Equipment & Supplies	29,473,747	—	—
Health Care Providers & Services	19,522,222	—	—
Health Care Technology.	592,778	—	—
Hotels, Restaurants & Leisure.	12,176,454	—	—
Household Durables.	3,106,398	—	—
Household Products	13,658,737	—	—
Independent Power & Renewable Electricity Producers.	315,114	—	—
Industrial Conglomerates.	8,086,799	—	—
Insurance	13,290,005	—	—
Interactive Media & Services	41,047,672	—	—
Internet & Direct Marketing Retail	39,206,981	—	—
IT Services	41,775,777	—	—
Leisure Products	260,899	—	—
Life Sciences Tools & Services.	9,189,997	—	—
Machinery.	12,137,035	—	—
Media.	9,866,992	—	—
Metals & Mining	2,267,606	—	—
Multiline Retail	4,053,623	—	—
Multi-Utilities	6,979,872	—	—
Oil, Gas & Consumable Fuels	13,694,667	—	—
Personal Products	1,324,777	—	—
Pharmaceuticals	30,952,525	—	—
Professional Services.	2,399,133	—	—
Real Estate Management & Development	413,336	—	—
Road & Rail	7,821,382	—	—
Semiconductors & Semiconductor Equipment	37,441,324	—	—
Software	68,371,939	—	—
Specialty Retail.	18,428,566	—	—
Technology Hardware, Storage & Peripherals	51,400,414	—	—
Textiles, Apparel & Luxury Goods	5,217,745	—	—
Tobacco	4,999,424	—	—
Trading Companies & Distributors	1,447,568	—	—
Water Utilities	709,912	—	—
Wireless Telecommunication Services	1,757,713	—	—
Exchange-Traded Fund.	2,641,432	—	—
Affiliated Mutual Funds	62,527,434	—	—
U.S. Treasury Obligation	—	1,799,634	—

Total	$805,261,120	$1,799,634	$—

See Notes to Financial Statements.

32

	Level 1	Level 2	Level 3
Other Financial Instruments*
Liabilities
Futures Contracts	$(80,769)	$—	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of September 30, 2020 were as follows (unaudited):

Software	9.0%
Affiliated Mutual Funds (6.1% represents investments purchased with collateral from securities on loan)	8.2
Technology Hardware, Storage & Peripherals	6.7
IT Services	5.5
Interactive Media & Services	5.4
Internet & Direct Marketing Retail	5.1
Semiconductors & Semiconductor Equipment	4.9
Pharmaceuticals	4.1
Health Care Equipment & Supplies	3.9
Banks	3.2
Health Care Providers & Services	2.6
Equity Real Estate Investment Trusts (REITs)	2.5
Capital Markets	2.5
Specialty Retail	2.4
Biotechnology	2.1
Entertainment	2.0
Oil, Gas & Consumable Fuels	1.8
Chemicals	1.8
Household Products	1.8
Electric Utilities	1.8
Insurance	1.7
Beverages	1.6
Diversified Telecommunication Services	1.6
Hotels, Restaurants & Leisure	1.6
Machinery	1.6
Aerospace & Defense	1.5
Food & Staples Retailing	1.5
Diversified Financial Services	1.5
Media	1.3
Life Sciences Tools & Services	1.2
Food Products	1.1

Industrial Conglomerates	1.1%
Road & Rail	1.0
Multi-Utilities	0.9
Communications Equipment	0.8
Air Freight & Logistics	0.7
Textiles, Apparel & Luxury Goods	0.7
Tobacco	0.7
Multiline Retail	0.5
Electronic Equipment, Instruments & Components	0.5
Consumer Finance	0.5
Electrical Equipment	0.4
Building Products	0.4
Commercial Services & Supplies	0.4
Household Durables	0.4
Exchange-Traded Fund	0.4
Containers & Packaging	0.3
Professional Services	0.3
Metals & Mining	0.3
U.S. Treasury Obligation	0.2
Wireless Telecommunication Services	0.2
Automobiles	0.2
Airlines	0.2
Trading Companies & Distributors	0.2
Personal Products	0.2
Energy Equipment & Services	0.2
Auto Components	0.1
Construction Materials	0.1
Water Utilities	0.1
Health Care Technology	0.1
Distributors	0.1
Construction & Engineering	0.1
Real Estate Management & Development	0.0	*

See Notes to Financial Statements.

PGIM QMA Stock Index Fund	33

Schedule of Investments  (continued)

as of September 30, 2020

Industry Classification (continued):

Independent Power & Renewable Electricity Producers	0.0	*%
Gas Utilities	0.0	*
Leisure Products	0.0	*

	105.8
Liabilities in excess of other assets	(5.8)

	100.0%

*	Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Fund invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is equity contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of September 30, 2020 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Equity contracts	—	$—	Due from/to broker-variation margin futures	$80,769	*

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended September 30, 2020 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(1)	Warrants(1)	Futures
Equity contracts	$2,489	$(1,307)	$1,950,332

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

See Notes to Financial Statements.

34

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Equity contracts	$104,371

For the year ended September 30, 2020, the Fund’s average volume of derivative activities is as follows:

Futures Contracts— Long Positions(1)
$19,722,998

(1)	Notional Amount in USD.

Average volume is based on average quarter end balances as noted for the fiscal year ended September 30, 2020.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$45,652,780	$(45,652,780)	$—

(1)	Collateral amount disclosed by the Fund is limited to the market value of financial instruments/transactions.

See Notes to Financial Statements.

PGIM QMA Stock Index Fund	35

Statement of Assets and Liabilities

as of September 30, 2020

Assets
Investments at value, including securities on loan of $45,652,780:
Unaffiliated investments (cost $160,639,053)	$743,860,008
Affiliated investments (cost $62,835,439)	63,200,746
Cash	4,265
Receivable for investments sold	2,285,384
Dividends receivable	524,900
Receivable for Fund shares sold	369,151
Due from broker—variation margin futures	104,220
Prepaid expenses and other assets	22,193

Total Assets	810,370,867

Liabilities
Payable to broker for collateral for securities on loan	46,245,857
Payable for Fund shares reacquired	675,247
Payable for investments purchased	301,590
Accrued expenses and other liabilities	173,001
Distribution fee payable	128,417
Management fee payable	51,989
Affiliated transfer agent fee payable	35,752
Trustees’ fees payable	10

Total Liabilities	47,611,863

Net Assets	$762,759,004

Net assets were comprised of:
Shares of beneficial interest, at par	$16,171
Paid-in capital in excess of par	2,003,313
Total distributable earnings (loss)	760,739,520

Net assets, September 30, 2020	$762,759,004

See Notes to Financial Statements.

36

Class A
Net asset value and redemption price per share, ($295,550,532 ÷ 6,278,949 shares of beneficial interest issued and outstanding)	$47.07
Maximum sales charge (3.25% of offering price)	1.58

Maximum offering price to public	$48.65

Class C
Net asset value, offering price and redemption price per share, ($66,347,115 ÷ 1,430,953 shares of beneficial interest issued and outstanding)	$46.37

Class I
Net asset value, offering price and redemption price per share, ($142,746,472 ÷ 3,012,522 shares of beneficial interest issued and outstanding)	$47.38

Class Z
Net asset value, offering price and redemption price per share, ($244,154,681 ÷ 5,153,678 shares of beneficial interest issued and outstanding)	$47.37

Class R6
Net asset value, offering price and redemption price per share, ($13,960,204 ÷ 294,497 shares of beneficial interest issued and outstanding)	$47.40

See Notes to Financial Statements.

PGIM QMA Stock Index Fund	37

Statement of Operations

Year Ended September 30, 2020

Net Investment Income (Loss)
Income
Unaffiliated dividend income	$15,218,580
Affiliated dividend income	278,211
Income from securities lending, net (including affiliated income of $83,506)	92,001
Interest income	6,055

Total income	15,594,847

Expenses
Management fee	1,237,553
Distribution fee(a)	1,536,386
Transfer agent’s fees and expenses (including affiliated expense of $228,237)(a)	841,309
Custodian and accounting fees	114,247
Registration fees(a)	73,039
Shareholders’ reports	45,960
Audit fee	24,704
Trustees’ fees	23,120
Legal fees and expenses	20,117
Miscellaneous	38,121

Total expenses	3,954,556
Less: Fee waiver and/or expense reimbursement(a)	(583,396)

Net expenses	3,371,160

Net investment income (loss)	12,223,687

Realized And Unrealized Gain (Loss) On Investments
Net realized gain (loss) on:
Investment transactions (including affiliated of $172,357)	168,323,481
Futures transactions	1,950,332

170,273,813

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(467,728))	(65,112,533)
Futures	104,371

(65,008,162)

Net gain (loss) on investment transactions	105,265,651

Net Increase (Decrease) In Net Assets Resulting From Operations	$117,489,338

(a)	Class specific expenses and waivers were as follows:

	Class A	Class C	Class I	Class Z	Class R6
Distribution fee	857,498	678,888	—	—	—
Transfer agent’s fees and expenses	323,947	43,431	143,416	330,081	434
Registration fees	15,892	14,469	13,314	15,299	14,065
Fee waiver and/or expense reimbursement	(200,083)	(47,522)	(143,416)	(177,736)	(14,639)

See Notes to Financial Statements.

38

Statements of Changes in Net Assets

	Year Ended September 30,
	2020	2019

Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$12,223,687	$14,803,263
Net realized gain (loss) on investment transactions	170,273,813	134,423,586
Net change in unrealized appreciation (depreciation) on investments	(65,008,162)	(124,864,219)

Net increase (decrease) in net assets resulting from operations	117,489,338	24,362,630

Dividends and Distributions
Distributions from distributable earnings
Class A	(46,555,566)	(44,754,456)
Class C	(11,005,718)	(16,634,611)
Class I	(36,650,205)	(44,901,740)
Class Z	(43,392,593)	(58,968,361)
Class R6	(2,104,655)	(324,876)

	(139,708,737)	(165,584,044)

Fund share transactions (Net of share conversions)
Net proceeds from shares sold	116,941,435	143,095,692
Net asset value of shares issued in reinvestment of dividends and distributions	138,783,972	164,718,849
Cost of shares reacquired	(356,977,413)	(326,143,965)

Net increase (decrease) in net assets from Fund share transactions	(101,252,006)	(18,329,424)

Total increase (decrease)	(123,471,405)	(159,550,838)

Net Assets:
Beginning of year	886,230,409	1,045,781,247

End of year	$762,759,004	$886,230,409

See Notes to Financial Statements.

PGIM QMA Stock Index Fund	39

Notes to Financial Statements

1.   Organization

Prudential Investment Portfolios 8 (the “Trust”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The Trust currently consists of two series: PGIM QMA Stock Index Fund, which is a diversified fund for purposes of the 1940 Act and PGIM Securitized Credit Fund, which is a non-diversified fund for purposes of the 1940 Act, and therefore, may invest a greater percentage of its assets in the securities of a single company or other issuer than a diversified fund. Investing in a non-diversified fund involves greater risk than investing in a diversified fund because a loss resulting from the decline in value of any one security may represent a greater portion of the total assets of a non-diversified fund. These financial statements relate only to the PGIM QMA Stock Index Fund (the “Fund”).

The investment objective of the Fund is to provide investment results that correspond to the price and yield performance of the S&P 500 Index.

2.   Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Trust’s Board of Trustees (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or the “Manager”). Pursuant to the Board’s delegation, the Manager has established a Valuation Committee responsible for supervising the fair valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly scheduled quarterly meeting.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities

40

trade in markets that are open on weekends and U.S. holidays, the values of some of the Fund’s foreign investments may change on days when investors cannot purchase or redeem Fund shares.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 - Fair Value Measurements and Disclosures.

Common or preferred stocks, exchange-traded funds and derivative instruments, if applicable, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Investments in open-end funds (other than exchange-traded funds) are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Illiquid Securities: Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a Board approved Liquidity Risk Management Program (“LRMP”) that requires, among other things, that the Fund limit its illiquid investments that are assets to no more than 15% of net assets. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, may not reasonably be expected to be

PGIM QMA Stock Index Fund	41

Notes to Financial Statements (continued)

sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund may find it difficult to sell illiquid securities at the time considered most advantageous by its subadviser(s) and may incur transaction costs that would not be incurred in the sale of securities that were freely marketable.

Restricted Securities: Securities acquired in unregistered, private sales from the issuing company or from an affiliate of the issuer are considered restricted as to disposition under federal securities law (“restricted securities”). Such restricted securities are valued pursuant to the valuation procedures noted above. Restricted securities that would otherwise be considered illiquid investments pursuant to the LRMP because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. Therefore, these Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act of 1933, may be classified higher than “illiquid” under the LRMP (i.e. “moderately liquid” or “less liquid” investments). However, the liquidity of the Fund’s investments in restricted securities could be impaired if trading does not develop or declines.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on futures transactions.

The Fund invested in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Since futures contracts are exchange-traded, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Master Netting Arrangements: The Trust, on behalf of the Fund, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements

42

which a subadviser may have negotiated and entered into on behalf of all or a portion of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law. During the reporting period, there was no intention to settle on a net basis and all amounts are presented on a gross basis on the Statement of Assets and Liabilities.

Warrants and Rights: The Fund held warrants and rights acquired either through a direct purchase or pursuant to corporate actions. Warrants and rights entitle the holder to buy a proportionate amount of common stock, or such other security that the issuer may specify, at a specific price and time through the expiration dates. Such warrants and rights are held as long positions by the Fund until exercised, sold or expired. Warrants and rights are valued at fair value in accordance with the Board approved fair valuation procedures.

Securities Lending: The Fund lends its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral.

The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto. The Fund also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed in the Statement of Operations.

Equity and Mortgage Real Estate Investment Trusts (collectively equity REITs): The Fund invested in equity REITs, which report information on the source of their distributions

PGIM QMA Stock Index Fund	43

Notes to Financial Statements (continued)

annually. Based on current and historical information, a portion of distributions received from equity REITs during the period is estimated to be dividend income, capital gain or return of capital and recorded accordingly. When material, these estimates are adjusted periodically when the actual source of distributions is disclosed by the equity REITs.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Fund becomes aware of such dividends. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where applicable, are charged to the respective share classes. Class specific expenses include distribution fees and distribution fee waivers, shareholder servicing fees, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements, as applicable.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: The Fund expects to pay dividends from net investment income and distributions from net realized capital gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified between total distributable earnings (loss) and paid-in capital in excess of par, as appropriate.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

44

3.   Agreements

The Trust, on behalf of the Fund, has a management agreement with the Manager. Pursuant to this agreement, the Manager has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. In addition, under the management agreement, the Manager provides all of the administrative functions necessary for the organization, operation and management of the Fund. The Manager administers the corporate affairs of the Fund and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by the Fund’s custodian and the Fund’s transfer agent. The Manager is also responsible for the staffing and management of dedicated groups of legal, marketing, compliance and related personnel necessary for the operation of the Fund. The legal, marketing, compliance and related personnel are also responsible for the management and oversight of the various service providers to the Fund, including, but not limited to, the custodian, transfer agent, and accounting agent.

The Manager has entered into a subadvisory agreement with QMA LLC (“QMA” or the “subadviser”). The subadvisory agreement provides that QMA will furnish investment advisory services in connection with the management of the Fund. In connection therewith, QMA is obligated to keep certain books and records of the Fund. The Manager pays for the services of QMA, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to the Manager is accrued daily and payable monthly at an annual rate of 0.15% of the Fund’s average daily net assets up to and including $1 billion and 0.10% of such average daily net assets in excess of $1 billion. The effective management fee rate before any waivers and/or expense reimbursements was 0.15% for the year ended September 30, 2020.

The Manager has contractually agreed, through January 31, 2022 to waive a portion of its management fee so that the effective management fee for the Fund will be 0.08% of the average daily net assets of the Fund. Separately, the Manager has contractually agreed, through January 31, 2022, to limit transfer agency, shareholder servicing, sub-transfer agency and blue sky fees, as applicable, to the extent that such fees cause the total annual operating expenses to exceed 0.18% of average daily net assets for Class R6 shares. This contractual expense limitation excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales.

Where applicable, the Manager agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class. In addition, total annual operating expenses for Class R6 shares will not exceed total annual operating expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by the Manager may be recouped by the Manager within the same fiscal year

PGIM QMA Stock Index Fund	45

Notes to Financial Statements (continued)

during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for the fiscal year.

The Trust, on behalf of the Fund, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class C, Class I, Class Z and Class R6 shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A and Class C shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class I, Class Z and Class R6 shares of the Fund.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to 0.30% and 1% of the average daily net assets of the Class A and Class C shares, respectively.

For the year ended September 30, 2020, PIMS received $76,707 in front-end sales charges resulting from sales of Class A shares. Additionally, for the year ended September 30, 2020, PIMS received $6 and $10,044 in contingent deferred sales charges imposed upon redemptions by certain Class A and Class C shareholders, respectively. From these fees, PIMS paid such sales charges to broker-dealers, who in turn paid commissions to salespersons and incurred other distribution costs.

PGIM Investments, PIMS and QMA are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

4.   Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may invest its overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”), and its securities lending cash collateral in the PGIM Institutional Money Market Fund (the “Money Market Fund”), each a series of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. Through the Fund’s investments in the mentioned underlying funds, PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services. In addition to the realized and unrealized gains on investments in the Core Fund and Money Market Fund, earnings from

46

such investments are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Pursuant to the Rule 17a-7 procedures and consistent with guidance issued by the Securities and Exchange Commission (“SEC”), the Trust’s Chief Compliance Officer (“CCO”) prepares a quarterly summary of all such transactions for submission to the Board, together with the CCO’s written representation that all such 17a-7 transactions were effected in accordance with the Fund’s Rule 17a-7 procedures. For the year ended September 30, 2020, no 17a-7 transactions were entered into by the Fund.

5.   Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the year ended September 30, 2020, were $16,021,311 and $239,225,030, respectively.

A summary of the cost of purchases and proceeds from sales of shares of affiliated investments for the year ended September 30, 2020, is presented as follows:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

PGIM Core Ultra Short Bond Fund*
$22,119,442	$158,371,916	$164,242,846	$—	$—	$16,248,512	16,248,512	$224,031

PGIM Institutional Money Market Fund*
1,554,121	634,229,044	589,540,148	19,192	16,713	46,278,922	46,288,180	83,506	**

Prudential Financial Inc.
1,268,295	—	263,707	(486,920)	155,644	673,312	10,600	54,180

$24,941,858	$792,600,960	$754,046,701	$(467,728)	$172,357	$63,200,746		$361,717

*	The Fund did not have any capital gain distributions during the reporting period.

**	The amount, or a portion thereof, represents the affiliated securities lending income shown on the Statement of Operations.

6.   Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date.

PGIM QMA Stock Index Fund	47

Notes to Financial Statements (continued)

For the year ended September 30, 2020, the tax character of dividends paid by the Fund were $11,193,175 of ordinary income and $128,515,562 of long-term capital gains. For the year ended September 30, 2019, the tax character of dividends paid by the Fund were $21,197,243 of ordinary income and $144,386,801 of long-term capital gains.

As of September 30, 2020, the accumulated undistributed earnings on a tax basis were $13,313,021 of ordinary income and $166,723,749 of long-term capital gains.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of September 30, 2020 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
$226,277,235	$589,342,041	$(8,639,291)	$580,702,750

The difference between book basis and tax basis was primarily attributable to deferred losses on wash sales, corporate actions adjustments and other book to tax differences.

The Manager has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended September 30, 2020 are subject to such review.

7.   Capital and Ownership

The Fund offers Class A, Class C, Class Z, Class I and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 3.25%. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%, although they are not subject to an initial sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class C shares will automatically convert to Class A shares on a monthly basis approximately 10 years after purchase. Class I, Class Z and Class R6 shares are not subject to any sales or redemption charges and are available exclusively for sale to a limited group of investors.

48

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of beneficial interest, below.

The Trust has authorized an unlimited number of shares of beneficial interest of Class A, Class C, Class I, Class Z and Class R6 shares of the Fund at $0.001 par value per share.

As of September 30, 2020, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned shares of the Fund as follows:

	Number of Shares	Percentage of Outstanding Shares
Class A	1,781,050	28.4%
Class C	21	0.1%
Class I	446,668	14.8%
Class Z	77,079	1.5%

At the reporting period end, the number of shareholders holding greater than 5% of the Fund are as follows:

Affiliated		Unaffiliated
Number of Shareholders	Percentage of Outstanding Shares	Number of Shareholders	Percentage of Outstanding Shares
1	13.8%	2	29.2%

Transactions in shares of beneficial interest were as follows:

Class A	Shares	Amount
Year ended September 30, 2020:
Shares sold	553,871	$22,876,985
Shares issued in reinvestment of dividends and distributions	1,039,817	45,897,515
Shares reacquired	(1,310,341)	(56,671,003)

Net increase (decrease) in shares outstanding before conversion	283,347	12,103,497
Shares issued upon conversion from other share class(es)	87,580	3,968,712
Shares reacquired upon conversion into other share class(es)	(15,514)	(694,404)

Net increase (decrease) in shares outstanding	355,413	$15,377,805

Year ended September 30, 2019:
Shares sold	517,289	$23,888,544
Shares issued in reinvestment of dividends and distributions	1,055,599	44,155,701
Shares reacquired	(1,038,744)	(47,708,395)

Net increase (decrease) in shares outstanding before conversion	534,144	20,335,850
Shares issued upon conversion from other share class(es)	556,917	26,219,127
Shares reacquired upon conversion into other share class(es)	(7,158)	(341,469)

Net increase (decrease) in shares outstanding	1,083,903	$46,213,508

PGIM QMA Stock Index Fund	49

Notes to Financial Statements (continued)

Class C	Shares	Amount
Year ended September 30, 2020:
Shares sold	234,374	$9,901,618
Shares issued in reinvestment of dividends and distributions	250,979	10,967,791
Shares reacquired	(417,896)	(17,990,776)

Net increase (decrease) in shares outstanding before conversion	67,457	2,878,633
Shares reacquired upon conversion into other share class(es)	(105,140)	(4,746,200)

Net increase (decrease) in shares outstanding	(37,683)	$(1,867,567)

Year ended September 30, 2019:
Shares sold	258,072	$11,768,465
Shares issued in reinvestment of dividends and distributions	399,106	16,590,836
Shares reacquired	(484,475)	(22,020,304)

Net increase (decrease) in shares outstanding before conversion	172,703	6,338,997
Shares reacquired upon conversion into other share class(es)	(623,533)	(28,976,985)

Net increase (decrease) in shares outstanding	(450,830)	$(22,637,988)

Class I
Year ended September 30, 2020:
Shares sold	671,247	$29,216,082
Shares issued in reinvestment of dividends and distributions	825,426	36,574,636
Shares reacquired	(3,171,766)	(146,321,980)

Net increase (decrease) in shares outstanding before conversion	(1,675,093)	(80,531,262)
Shares issued upon conversion from other share class(es)	4,804	216,265

Net increase (decrease) in shares outstanding	(1,670,289)	$(80,314,997)

Year ended September 30, 2019:
Shares sold	686,826	$32,236,077
Shares issued in reinvestment of dividends and distributions	1,068,996	44,812,293
Shares reacquired	(2,114,147)	(99,027,714)

Net increase (decrease) in shares outstanding before conversion	(358,325)	(21,979,344)
Shares issued upon conversion from other share class(es)	1,243	57,579
Shares reacquired upon conversion into other share class(es)	(7,573)	(379,889)

Net increase (decrease) in shares outstanding	(364,655)	$(22,301,654)

50

Class Z	Shares	Amount
Year ended September 30, 2020:
Shares sold	1,152,025	$48,974,924
Shares issued in reinvestment of dividends and distributions	975,618	43,239,375
Shares reacquired	(2,950,852)	(130,862,630)

Net increase (decrease) in shares outstanding before conversion	(823,209)	(38,648,331)
Shares issued upon conversion from other share class(es)	55,322	2,519,046
Shares reacquired upon conversion into other share class(es)	(28,961)	(1,284,614)

Net increase (decrease) in shares outstanding	(796,848)	$(37,413,899)

Year ended September 30, 2019:
Shares sold	1,390,087	$63,996,507
Shares issued in reinvestment of dividends and distributions	1,403,175	58,835,143
Shares reacquired	(3,356,148)	(155,599,106)

Net increase (decrease) in shares outstanding before conversion	(562,886)	(32,767,456)
Shares issued upon conversion from other share class(es)	74,308	3,407,059
Shares reacquired upon conversion into other share class(es)	(343)	(16,213)

Net increase (decrease) in shares outstanding	(488,921)	$(29,376,610)

Class R6
Year ended September 30, 2020:
Shares sold	137,538	$5,971,826
Shares issued in reinvestment of dividends and distributions	47,488	2,104,655
Shares reacquired	(115,260)	(5,131,024)

Net increase (decrease) in shares outstanding before conversion	69,766	2,945,457
Shares issued upon conversion from other share class(es)	412	21,195

Net increase (decrease) in shares outstanding	70,178	$2,966,652

Year ended September 30, 2019:
Shares sold	252,541	$11,206,099
Shares issued in reinvestment of dividends and distributions	7,748	324,876
Shares reacquired	(38,327)	(1,788,446)

Net increase (decrease) in shares outstanding before conversion	221,962	9,742,529
Shares issued upon conversion from other share class(es)	671	30,791

Net increase (decrease) in shares outstanding	222,633	$9,773,320

8.   Borrowings

The Trust, on behalf of the Fund, along with other affiliated registered investment companies (the “Participating Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The table below provides details of the current SCA in effect at the reporting period-end as well as the prior SCA.

	Current SCA	Prior SCA
Term of Commitment	10/3/2019 – 10/1/2020	10/4/2018 –10/2/2019
Total Commitment	$ 1,222,500,000*	$ 900,000,000
Annualized Commitment Fee on the Unused Portion of the SCA	0.15%	0.15%
Annualized Interest Rate on Borrowings	1.20% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent	1.25% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent

PGIM QMA Stock Index Fund	51

Notes to Financial Statements (continued)

Current SCA	Prior SCA
* Effective March 31, 2020, the SCA’s total commitment was increased from $900,000,000 to $1,162,500,000 and subsequently, effective April 7, 2020 was increased to $1,222,500,000.

Subsequent to the reporting period end, the SCA has been renewed effective October 2, 2020 and will provide a commitment of $1,200,000,000 through September 30, 2021. The commitment fee paid by the Participating Funds will continue to be 0.15% of the unused portion of the SCA. The interest on borrowings under the renewed SCA will be paid monthly and at a per annum interest rate of 1.30% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent.

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Participating Funds in the SCA equitably.

The Fund utilized the SCA during the year ended September 30, 2020. The average daily balance for the 4 days that the Fund had loans outstanding during the period was approximately $54,742,000, borrowed at a weighted average interest rate of 1.36%. The maximum loan outstanding amount during the period was $55,139,000. At September 30, 2020, the Fund did not have an outstanding loan amount.

9.   Risks of Investing in the Fund

The Fund’s risks include, but are not limited to, some or all of the risks discussed below. For further information on the Fund’s risks, please refer to the Fund’s Prospectus and Statement of Additional Information.

Derivatives Risk: Derivatives involve special risks and costs and may result in losses to the Fund. The successful use of derivatives requires sophisticated management, and, to the extent that derivatives are used, the Fund will depend on the subadviser’s ability to analyze and manage derivative transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are “leveraged” and therefore may magnify or otherwise increase investment losses to the Fund. Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the Fund’s derivatives positions. In fact, many OTC

52

derivative instruments will not have liquidity beyond the counterparty to the instrument. OTC derivative instruments also involve the risk that the other party will not meet its obligations to the Fund.

Equity and Equity-Related Securities Risks: The value of a particular security could go down and you could lose money. In addition to an individual security losing value, the value of the equity markets or a sector in which the Fund invests could go down. The Fund’s holdings can vary significantly from broad market indexes and the performance of the Fund can deviate from the performance of these indexes. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.

Index Investment Approach Risk: Since the Fund is passively managed, assets are not allocated from one stock or group of stocks to another based on their prospects, or from stocks into bonds or cash equivalents in an attempt to cushion the impact of a market decline.

Large Shareholder and Large Scale Redemption Risk: Certain individuals, accounts, funds (including funds affiliated with the Manager) or institutions, including the Manager and its affiliates, may from time to time own or control a substantial amount of the Fund’s shares. There is no requirement that these entities maintain their investment in the Fund. There is a risk that such large shareholders or that the Fund’s shareholders generally may redeem all or a substantial portion of their investments in the Fund in a short period of time, which could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Fund’s ability to implement its investment strategy. The Fund’s ability to pursue its investment objective after one or more large scale redemptions may be impaired and, as a result, the Fund may invest a larger portion of its assets in cash or cash equivalents.

Market and Credit Risk: Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of an investment in the Fund will decline. Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Market Disruption and Geopolitical Risks: International wars or conflicts and geopolitical developments in foreign countries, along with instability in regions such as Asia, Eastern Europe, and the Middle East, possible terrorist attacks in the United States or around the world, public health epidemics such as the outbreak of infectious diseases like the recent outbreak of coronavirus globally or the 2014–2016 outbreak in West Africa of the Ebola virus, and other similar events could adversely affect the U.S. and foreign financial markets, including increases in market volatility, reduced liquidity in the securities markets and government intervention, and may cause further long-term economic uncertainties in the United States and worldwide generally.

PGIM QMA Stock Index Fund	53

Notes to Financial Statements (continued)

10. Recent Accounting Pronouncements and Reporting Updates

In March 2020, the FASB issued Accounting Standard Update (“ASU”) No. 2020-04, which provides optional guidance for applying GAAP to contract modifications, hedging relationships and other transactions affected by the reference rate reform if certain criteria are met. ASU 2020-04 is elective and is effective on March 12, 2020 through December 31, 2022. At this time, management is evaluating the implications of certain provisions of the ASU and any impact on the financial statement disclosures has not yet been determined.

54

Financial Highlights

Class A Shares
	Year Ended September 30,
	2020	2019	2018	2017	2016
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$48.46	$57.19	$51.67	$45.37	$40.91
Income (loss) from investment operations:
Net investment income (loss)	0.60	0.70	0.73	0.71	0.69
Net realized and unrealized gain (loss) on investment transactions	6.00	(0.04)	7.91	7.23	5.27
Total from investment operations	6.60	0.66	8.64	7.94	5.96
Less Dividends and Distributions:
Dividends from net investment income	(0.59)	(1.04)	(0.70)	(0.74)	(0.84)
Distributions from net realized gains	(7.40)	(8.35)	(2.42)	(0.90)	(0.66)
Total dividends and distributions	(7.99)	(9.39)	(3.12)	(1.64)	(1.50)
Net asset value, end of year	$47.07	$48.46	$57.19	$51.67	$45.37
Total Return(b):	14.72%	3.75%	17.34%	17.97%	14.85%

Ratios/Supplemental Data:
Net assets, end of year (000)	$295,551	$287,076	$276,785	$266,434	$238,671
Average net assets (000)	$285,833	$266,336	$272,887	$257,269	$222,230
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	0.53%	0.54%	0.52%	0.52%	0.53%
Expenses before waivers and/or expense reimbursement	0.60%	0.61%	0.59%	0.59%	0.60%
Net investment income (loss)	1.35%	1.48%	1.36%	1.49%	1.61%
Portfolio turnover rate(e)	2%	3%	2%	4%	4%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Effective October 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM QMA Stock Index Fund	55

Financial Highlights (continued)

Class C Shares
	Year Ended September 30,
	2020	2019	2018	2017	2016
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$47.92	$56.50	$51.19	$44.97	$40.56
Income (loss) from investment operations:
Net investment income (loss)	0.30	0.39	0.37	0.40	0.41
Net realized and unrealized gain (loss) on investment transactions	5.92	(0.02)	7.83	7.18	5.22
Total from investment operations	6.22	0.37	8.20	7.58	5.63
Less Dividends and Distributions:
Dividends from net investment income	(0.37)	(0.60)	(0.47)	(0.46)	(0.56)
Distributions from net realized gains	(7.40)	(8.35)	(2.42)	(0.90)	(0.66)
Total dividends and distributions	(7.77)	(8.95)	(2.89)	(1.36)	(1.22)
Net asset value, end of year	$46.37	$47.92	$56.50	$51.19	$44.97
Total Return(b):	13.98%	3.08%	16.56%	17.24%	14.10%

Ratios/Supplemental Data:
Net assets, end of year (000)	$66,347	$70,382	$108,459	$94,169	$72,100
Average net assets (000)	$67,889	$84,898	$102,726	$85,397	$61,856
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	1.20%	1.19%	1.18%	1.16%	1.18%
Expenses before waivers and/or expense reimbursement	1.27%	1.26%	1.25%	1.23%	1.25%
Net investment income (loss)	0.69%	0.84%	0.70%	0.85%	0.96%
Portfolio turnover rate(e)	2%	3%	2%	4%	4%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Effective October 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

56

Class I Shares
	Year Ended September 30,
	2020	2019	2018	2017	2016
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$48.70	$57.50	$51.89	$45.54	$41.07
Income (loss) from investment operations:
Net investment income (loss)	0.77	0.87	0.91	0.88	0.84
Net realized and unrealized gain (loss) on investment transactions	6.03	(0.06)	7.95	7.26	5.29
Total from investment operations	6.80	0.81	8.86	8.14	6.13
Less Dividends and Distributions:
Dividends from net investment income	(0.72)	(1.26)	(0.83)	(0.89)	(1.00)
Distributions from net realized gains	(7.40)	(8.35)	(2.42)	(0.90)	(0.66)
Total dividends and distributions	(8.12)	(9.61)	(3.25)	(1.79)	(1.66)
Net asset value, end of year	$47.38	$48.70	$57.50	$51.89	$45.54
Total Return(b):	15.11%	4.12%	17.72%	18.40%	15.23%

Ratios/Supplemental Data:
Net assets, end of year (000)	$142,746	$228,063	$290,252	$333,339	$334,673
Average net assets (000)	$204,880	$239,501	$289,170	$339,473	$323,821
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	0.19%	0.19%	0.18%	0.18%	0.19%
Expenses before waivers and/or expense reimbursement	0.26%	0.26%	0.25%	0.25%	0.26%
Net investment income (loss)	1.72%	1.83%	1.69%	1.86%	1.96%
Portfolio turnover rate(e)	2%	3%	2%	4%	4%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Effective October 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM QMA Stock Index Fund	57

Financial Highlights  (continued)

Class Z Shares
	Year Ended September 30,
	2020	2019	2018	2017	2016
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$48.70	$57.49	$51.88	$45.54	$41.07
Income (loss) from investment operations:
Net investment income (loss)	0.74	0.84	0.88	0.85	0.82
Net realized and unrealized gain (loss) on investment transactions	6.02	(0.05)	7.95	7.25	5.28
Total from investment operations	6.76	0.79	8.83	8.10	6.10
Less Dividends and Distributions:
Dividends from net investment income	(0.69)	(1.23)	(0.80)	(0.86)	(0.97)
Distributions from net realized gains	(7.40)	(8.35)	(2.42)	(0.90)	(0.66)
Total dividends and distributions	(8.09)	(9.58)	(3.22)	(1.76)	(1.63)
Net asset value, end of year	$47.37	$48.70	$57.49	$51.88	$45.54
Total Return(b):	15.03%	4.05%	17.67%	18.31%	15.16%

Ratios/Supplemental Data:
Net assets, end of year (000)	$244,155	$289,780	$370,188	$415,974	$396,421
Average net assets (000)	$253,908	$315,161	$392,699	$412,869	$390,514
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	0.25%	0.25%	0.24%	0.24%	0.25%
Expenses before waivers and/or expense reimbursement	0.32%	0.32%	0.31%	0.31%	0.32%
Net investment income (loss)	1.64%	1.78%	1.63%	1.77%	1.89%
Portfolio turnover rate(e)	2%	3%	2%	4%	4%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Effective October 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

58

Class R6 Shares
			November 28, 2017(a) through September 30, 2018
	Year Ended September 30,
	2020	2019
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$48.72	$57.52	$54.26
Income (loss) from investment operations:
Net investment income (loss)	0.75	0.86	0.70
Net realized and unrealized gain (loss) on investment transactions	6.05	(0.05)	5.79
Total from investment operations	6.80	0.81	6.49
Less Dividends and Distributions:
Dividends from net investment income	(0.72)	(1.26)	(0.81)
Distributions from net realized gains	(7.40)	(8.35)	(2.42)
Total dividends and distributions	(8.12)	(9.61)	(3.23)
Net asset value, end of period	$47.40	$48.72	$57.52
Total Return(c):	15.12%	4.12%	12.57%

Ratios/Supplemental Data:
Net assets, end of period (000)	$13,960	$10,929	$97
Average net assets (000)	$12,526	$8,080	$23
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.18%	0.18%	0.18	%(e)
Expenses before waivers and/or expense reimbursement	0.30%	0.39%	146.02	%(e)
Net investment income (loss)	1.69%	1.85%	1.55	%(e)
Portfolio turnover rate(f)	2%	3%	2%

(a)	Commencement of offering.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Annualized.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM QMA Stock Index Fund	59

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Prudential Investment Portfolios 8 and Shareholders of PGIM QMA Stock Index Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PGIM QMA Stock Index Fund (one of the funds constituting Prudential Investment Portfolios 8, referred to hereafter as the “Fund”) as of September 30, 2020, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the year ended September 30, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2020, and the results of its operations, changes in its net assets, and the financial highlights for the year ended September 30, 2020 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended September 30, 2019 and the financial highlights for each of the periods ended on or prior to September 30, 2019 (not presented herein, other than the statement of changes in net assets and the financial highlights) were audited by other auditors whose report dated November 15, 2019 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

November 17, 2020

We have served as the auditor of one or more investment companies in the PGIM Retail Funds complex since 2020.

60

Fund Liquidity Risk Management Program (unaudited)

Consistent with Rule 22e-4 under the 1940 Act (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program (the “LRMP”). The Fund’s LRMP seeks to assess and manage the Fund’s liquidity risk, which is defined as the risk that the Fund is unable to meet investor redemption requests without significantly diluting the remaining investors’ interests in the Fund. The Trust’s Board of Trustees (the “Board”) has approved PGIM Investments LLC (“PGIM Investments”), the Fund’s investment manager, to serve as the administrator of the Fund’s LRMP. As part of its responsibilities as administrator, PGIM Investments has retained a third party to perform certain functions, including providing market data and liquidity classification model information.

The Fund’s LRMP includes a number of processes designed to support the assessment and management of its liquidity risk. In particular, the Fund’s LRMP includes no less than annual assessments of factors that influence the Fund’s liquidity risk; no less than monthly classifications of the Fund’s investments into one of four liquidity classifications provided for in the Liquidity Rule; a 15% of net assets limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); establishment of a minimum percentage of the Fund’s assets to be invested in investments classified as “highly liquid” (as defined under the Liquidity Rule) if the Fund does not invest primarily in highly liquid investments; and regular reporting to the Board.

At a meeting of the Board on March 3-5, 2020, PGIM Investments provided a written report (“LRMP Report”) to the Board addressing the operation, adequacy, and effectiveness of the Fund’s LRMP, including any material changes to the LRMP for the period from the inception of the Fund’s LRMP on December 1, 2018 through December 31, 2019 (“Reporting Period”). The LRMP Report concluded that the Fund’s LRMP was reasonably designed to assess and manage the Fund’s liquidity risk and was adequately and effectively implemented during the Reporting Period. There were no material changes to the LRMP during the Reporting Period. The LRMP Report further concluded that the Fund’s investment strategies continue to be appropriate given the Fund’s status as an open-end fund.

There can be no assurance that the LRMP will achieve its objectives in the future. Additional information regarding risks of investing in the Fund, including liquidity risks presented by the Fund’s investment portfolio, is found in the Fund’s Prospectus and Statement of Additional Information.

PGIM QMA Stock Index Fund	61

Tax Information (unaudited)

We are advising you that during the fiscal year ended September 30, 2020, the Fund reports the maximum amount allowed per share, but not less than $7.39 for Class A, C, I, Z and R6 shares as a capital gain distribution in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

For the year ended September 30, 2020, the Fund reports the maximum amount allowable under Section 854 of the Internal Revenue Code, but not less than, the following percentages of the ordinary income dividends paid as 1) qualified dividend income (QDI); and 2) eligible for corporate dividends received deduction (DRD):

	QDI	DRD
PGIM QMA Stock Index Fund	100.00%	100.00%

In January 2021, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV, as to the federal tax status of dividends and distributions received by you in calendar year 2020.

62

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS  (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding 1958 Board Member Portfolios Overseen: 95	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (2011-2015); Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); Trustee, Economic Club of Chicago (2009-2016); Trustee, Loyola University (since 2018).	None.	Since September 2013

Kevin J. Bannon 1952 Board Member Portfolios Overseen: 95	Retired; Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008

PGIM QMA Stock Index Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Linda W. Bynoe 1952 Board Member Portfolios Overseen: 95	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Limited LLC (formerly, Telemat Ltd). (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Director of Anixter International, Inc. (communication products distributor) (since January 2006–June 2020); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).	Since March 2005

Barry H. Evans 1960 Board Member Portfolios Overseen: 94	Retired; formerly President (2005 – 2016), Global Chief Operating Officer (2014– 2016), Chief Investment Officer – Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management U.S.	Formerly Director, Manulife Trust Company (2011-2018); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).	Since September 2017

Keith F. Hartstein 1956 Board Member & Independent Chair Portfolios Overseen: 95	Executive Committee of the IDC Board of Governors (since October 2019); Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (IDC) (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.	Since September 2013

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Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick 1962 Board Member Portfolios Overseen: 94	A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Professor of Law, Stanford Law School (since 2015); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).	Independent Director, Synnex Corporation (since April 2019) (information technology); Independent Director, Kabbage, Inc. (June 2018-October 2020) (financial services); Independent Director, Corporate Capital Trust (2017-2018) (a business development company).	Since September 2017

Michael S. Hyland, CFA 1945 Board Member Portfolios Overseen: 95	Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.	Since July 2008

Brian K. Reid 1961 Board Member Portfolios Overseen: 94	Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); Director, ICI Mutual Insurance Company (2012-2017).	None.	Since March 2018

PGIM QMA Stock Index Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Grace C. Torres 1959 Board Member Portfolios Overseen: 94	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank; Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank.	Since November 2014

Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker 1962 Board Member & President Portfolios Overseen: 96	President of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011).	None.	Since January 2012

Visit our website at pgim.com/investments

Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Scott E. Benjamin 1973 Board Member & Vice President Portfolios Overseen: 96	Executive Vice President (since June 2009) of PGIM Investments LLC; Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).	None.	Since March 2010

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Claudia DiGiacomo 1974 Chief Legal Officer	Chief Legal Officer of PGIM Investments LLC (since August 2020); Chief Legal Officer of Prudential Mutual Fund Services LLC (since August 2020); Chief Legal Officer of PIFM Holdco, LLC (since August 2020); Vice President and Corporate Counsel (since January 2005) of Prudential; and Corporate Counsel of AST Investment Services, Inc. (since August 2020); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since December 2005

Dino Capasso 1974 Chief Compliance Officer	Chief Compliance Officer (July 2019-Present) of PGIM Investments LLC; Chief Compliance Officer (July 2019-Present) of the PGIM Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Global High Yield Fund, Inc., and PGIM High Yield Bond Fund, Inc.; Vice President and Deputy Chief Compliance Officer (June 2017-2019) of PGIM Investments LLC; formerly, Senior Vice President and Senior Counsel (January 2016-June 2017), and Vice President and Counsel (February 2012-December 2015) of Pacific Investment Management Company LLC.	Since March 2018

PGIM QMA Stock Index Fund

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Andrew R. French 1962 Secretary	Vice President (since December 2018 - present) of PGIM Investments LLC; Formerly, Vice President and Corporate Counsel (2010-2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since October 2006

Diana N. Huffman 1982 Assistant Secretary	Vice President and Corporate Counsel (since September 2015) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; formerly Associate at Willkie Farr & Gallagher LLP (2009-2015).	Since March 2019

Melissa Gonzalez 1980 Assistant Secretary	Vice President and Corporate Counsel (since September 2018) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; formerly Director and Corporate Counsel (March 2014-September 2018) of Prudential.	Since March 2020

Patrick E. McGuinness 1986 Assistant Secretary	Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Director and Corporate Counsel (since February 2017) of Prudential; and Corporate Counsel (2012 – 2017) of IIL, Inc.	Since June 2020

Kelly A. Coyne 1968 Assistant Secretary	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since March 2015

Christian J. Kelly 1975 Treasurer and Principal Financial and Accounting Officer	Vice President, Head of Fund Administration of PGIM Investments LLC (since November 2018); formerly, Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).	Since January 2019

Lana Lomuti 1967 Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014

Russ Shupak 1973 Assistant Treasurer	Vice President (since 2017) and Director (2013-2017), within PGIM Investments Fund Administration.	Since October 2019

Deborah Conway 1969 Assistant Treasurer	Vice President (since 2017) and Director (2007-2017), within PGIM Investments Fund Administration.	Since October 2019

Elyse M. McLaughlin 1974 Assistant Treasurer	Vice President (since 2017) and Director (2011-2017), within PGIM Investments Fund Administration.	Since October 2019

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Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Charles H. Smith 1973 Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2015) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2016); formerly Global Head of Economic Sanctions Compliance at AIG Property Casualty (February 2007-December 2014); Assistant Attorney General at the New York State Attorney General’s Office, Division of Public Advocacy. (August 1998-January 2007).	Since January 2017

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.

∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes all directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Funds, The Prudential Variable Contract Accounts, PGIM ETF Trust, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

∎	As used in the Fund Officers table “Prudential” means The Prudential Insurance Company of America.

PGIM QMA Stock Index Fund

Approval of Advisory Agreements (unaudited)

The Fund’s Board of Trustees

The Board of Trustees (the “Board”) of PGIM QMA Stock Index Fund (the “Fund”)1 consists of eleven individuals, nine of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Trustee. The Board has established four standing committees: the Audit Committee, the Nominating and Governance Committee, and two Investment Committees. Each committee is chaired by, and composed of, Independent Trustees.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”) and the Fund’s subadvisory agreement with QMA LLC (“QMA”). In considering the renewal of the agreements, the Board, including all of the Independent Trustees, met on May 27, 2020 and on June 9-11, 2020 and approved the renewal of the agreements through July 31, 2021, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments and QMA. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments and the subadviser, the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Trustees did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PGIM Investments throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on May 27, 2020 and on June 9-11, 2020.

[1]	PGIM QMA Stock Index Fund is the sole outstanding series of Prudential Investment Portfolios 8.

PGIM QMA Stock Index Fund

Approval of Advisory Agreements (continued)

The Trustees determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a management agreement, and between PGIM Investments and QMA, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PGIM Investments, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Trustees considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Trustees’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments and QMA. The Board noted that QMA is affiliated with PGIM Investments. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance and other services to the Fund, and PGIM Investments’ role as administrator for the Fund’s liquidity risk management program. With respect to PGIM Investments’ oversight of the subadviser, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments’ senior management on the performance and operations of the subadviser. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Trustees of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by QMA, including investment research and security selection, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PGIM Investments’ evaluation of the subadviser, as well as PGIM Investments’ recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund and QMA, and also considered the qualifications, backgrounds and responsibilities of QMA’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PGIM Investments’ and QMA’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PGIM Investments and QMA. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to both PGIM Investments and QMA.

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The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments and the subadvisory services provided to the Fund by QMA, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM Investments and QMA under the management and subadvisory agreements.

Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. However, the Board considered that the cost of services provided by PGIM Investments during the year ended December 31, 2019 exceeded the management fees received by PGIM Investments, resulting in an operating loss to PGIM Investments. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase. During the course of time, the Board has considered information regarding the launch date of the Fund, the management fees of the Fund compared to those of similarly managed funds and PGIM Investments investment in the Fund over time. The Board noted that economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also considered PGIM Investments’ assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

PGIM QMA Stock Index Fund

Approval of Advisory Agreements (continued)

Other Benefits to PGIM Investments and QMA

The Board considered potential ancillary benefits that might be received by PGIM Investments and QMA and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PGIM Investments), and benefits to its reputation as well as other intangible benefits resulting from PGIM Investments’ association with the Fund. The Board concluded that the potential benefits to be derived by QMA included its ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PGIM Investments and QMA were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional factors and made related conclusions relating to the historical performance of the Fund for the one-, three-, five- and ten-year periods ended December 31, 2019.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended September 30, 2019. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe, which was used to consider performance, and the Peer Group, which was used to consider fees and expenses, were objectively determined by Broadridge, an independent provider of mutual fund data. In certain circumstances, PGIM Investments also provided supplemental Peer Universe or Peer Group information for reasons addressed with the Board. The comparisons placed the Fund in various quartiles over various periods, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth net performance comparisons (which reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer

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Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Net Performance	1 Year	3 Years	5 Years	10 Years
	2nd Quartile	2nd Quartile	2nd Quartile	1st Quartile
Actual Management Fees: 1st Quartile
Net Total Expenses: 1st Quartile

•	The Board noted that the Fund underperformed its benchmark index over all periods.
•	The Board and PGIM Investments agreed to retain the existing management fee waiver, so that the effective management fee rate is 0.08% though January 31, 2021.
•

The Board and PGIM Investments also agreed to retain the existing contractual expense cap, which (exclusive of certain fees and expenses) limits transfer agency, shareholder servicing, sub-transfer agency and blue sky fees to the extent that such fees cause total annual operating expenses to exceed 0.18% for Class R6 shares through January 31, 2021.

•

In addition, PGIM Investments will waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class, and has agreed that total annual fund operating expenses for Class R6 shares will not exceed total annual fund operating expenses for Class Z shares.

•	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.
•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that the approval of the agreements was in the best interests of the Fund and its shareholders.

PGIM QMA Stock Index Fund

∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	pgim.com/investments

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Fund’s subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

TRUSTEES
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Michael S. Hyland • Stuart S. Parker • Brian K. Reid • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • Christian J. Kelly, Treasurer and Principal Financial and Accounting Officer • Claudia DiGiacomo, Chief Legal Officer • Dino Capasso, Chief Compliance Officer • Charles H. Smith, Anti-Money Laundering Compliance Officer • Andrew R. French, Secretary • Melissa Gonzalez, Assistant Secretary • Diana N. Huffman, Assistant Secretary • Kelly A. Coyne, Assistant Secretary • Patrick McGuinness, Assistant Secretary • Lana Lomuti, Assistant Treasurer • Russ Shupak, Assistant Treasurer • Elyse McLaughlin, Assistant Treasurer • Deborah Conway, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

SUBADVISER	QMA LLC	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	240 Greenwich Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	PricewaterhouseCoopers LLP	300 Madison Avenue New York, NY 10017

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain the prospectus and summary prospectus by visiting our website at pgim.com/investments or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to pgim.com/investments/resource/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, PGIM QMA Stock Index Fund, PGIM Investments, Attn: Board of Trustees, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to that Trustee at the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO HOLDINGS
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the Commission’s website at sec.gov.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM QMA STOCK INDEX FUND

SHARE CLASS	A	C	I	Z	R6
NASDAQ	PSIAX	PSICX	PDSIX	PSIFX	PQSIX
CUSIP	74441F108	74441F306	74441F405	74441F504	74441F702

MF174 E

PGIM SECURITIZED CREDIT FUND

ANNUAL REPORT

SEPTEMBER 30, 2020

COMING SOON: PAPERLESS SHAREHOLDER REPORTS

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (pgim.com/investments), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-225-1852 or by sending an email request to PGIM Investments at shareholderreports@pgim.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary or follow instructions included with this notice to elect to continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-800-225-1852 or send an email request to shareholderreports@pgim.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

To enroll in e-delivery, go to pgim.com/investments/resource/edelivery

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC (PIMS), member SIPC. PGIM Fixed Income is a unit of PGIM, Inc. (PGIM), a registered investment adviser. PIMS and PGIM are Prudential Financial companies. © 2020 Prudential Financial, Inc. and its related entities. PGIM and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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Letter from the President

Dear Shareholder:

We hope you find the annual report for the PGIM Securitized Credit Fund informative and useful. The report covers performance for the 12-month period that ended September 30, 2020.

During the first half of the period, the global economy remained healthy—particularly in the US—fueled by rising corporate profits and strong job growth. The outlook changed dramatically in March as the coronavirus outbreak quickly and substantially shut down economic activity worldwide, leading to significant job losses and a steep decline in global growth and earnings. Responding to this disruption, the Federal Reserve (the Fed) cut the federal funds rate target to near zero and flooded capital markets with liquidity; and Congress passed stimulus bills worth approximately $3 trillion that offered an economic lifeline to consumers and businesses.

While stocks climbed throughout the first half of the period, they fell significantly in March amid a spike in volatility, ending the 11-year-long equity bull market. With stores and factories closing and consumers staying at home to limit the spread of the virus, investors sold stocks on fears that corporate earnings would take a serious hit. As states reopened their economies in the spring and summer, a strong equity market rally helped stocks around the globe post gains during the period.

The bond market overall—including US and global bonds as well as emerging market debt—rose during the period as investors sought safety in fixed income. A significant rally in interest rates pushed the 10-year US Treasury yield down to a record low. In March, the Fed took several aggressive actions to keep the bond markets running smoothly, restarting many of the relief programs that proved to be successful in helping end the global financial crisis in 2008-09.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we consider it a great privilege and responsibility to help investors participate in opportunities across global markets while meeting their toughest investment challenges. PGIM is a top-10 global investment manager with more than $1 trillion in assets under management. This scale and investment expertise allow us to deliver actively managed funds and strategies to meet the needs of investors around the globe.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM Securitized Credit Fund

November 16, 2020

PGIM Securitized Credit Fund	3

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/investments or by calling (800) 225-1852.

	Average Annual Total Returns as of 9/30/20*
	One Year (%)	Since Inception (%)
Class A
(with sales charges)	–4.77	2.68 (11/16/15)
(without sales charges)	–1.57	3.38 (11/16/15)
Class C
(with sales charges)	–3.35	2.59 (11/16/15)
(without sales charges)	–2.40	2.59 (11/16/15)
Class Z
(without sales charges)	–1.32	3.64 (11/16/15)
Class R6
(without sales charges)	–1.28	3.69 (11/16/15)
ICE BofA US Dollar 3-Month Deposit Offered Rate Constant Maturity Index
	1.57	1.79
Bloomberg Barclays US Aggregate Bond Index
	6.98	4.96

*For periods prior to July 1, 2019, the Fund’s performance is that of an investment trust (the “Predecessor Fund”), which commenced operations on November 16, 2015. The performance of the Predecessor Fund has been adjusted to reflect the fees and expenses for the applicable class of shares of the Fund. If the performance of the Predecessor Fund had not been adjusted to reflect the fees and expenses of the Fund, the performance may have been higher than the performance shown for each class of shares. The Predecessor Fund was reorganized into the Fund immediately before the Fund commenced operations on July 1, 2019. Prior to the reorganization, the Predecessor Fund was managed by the Fund’s subadviser since its inception (using the same portfolio management team). The investment objective and strategies of the Predecessor Fund were, in all material respects, the same as those of the Fund, and the Predecessor Fund was managed in a manner that, in all material respects, complied with the investment guidelines and restrictions of the Fund. However, the Predecessor Fund was not registered as an investment company under the Investment Company Act of 1940 (“1940 Act”) and the Predecessor Fund was not subject to certain investment limitations, diversification requirements, liquidity requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code of 1986 which, if applicable, may have resulted in different performance.

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Growth of a $10,000 Investment (unaudited)

The graph shows a $10,000 investment in Fund’s Class Z shares by linking the performance of the Predecessor Fund* (which commenced operations on November 16, 2015) with the performance of Class Z shares (which commenced operations on July 1, 2019), and comparing that performance to a similar investment in the ICE BofA US Dollar 3-Month Deposit Offered Rate Constant Maturity Index. The graph portrays the initial account values and the account values at the end of the current fiscal year (September 30, 2020) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted; and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for other share classes will vary due to the differing fees and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursement, if any, the Fund’s returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

* For periods prior to July 1, 2019, the Fund’s performance is that of an investment trust (the “Predecessor Fund”), which commenced operations on November 16, 2015. The performance of the Predecessor Fund has been adjusted to reflect the fees and expenses for the applicable class of shares of the Fund. If the performance of the Predecessor Fund had not been adjusted to reflect the fees and expenses of the Fund, the performance may have been higher than the performance shown for each class of shares. The Predecessor Fund was reorganized into the Fund immediately before the Fund commenced operations on July 1, 2019. Prior to the reorganization, the Predecessor Fund was managed by the Fund’s subadviser since

PGIM Securitized Credit Fund	5

Your Fund’s Performance (continued)

its inception (using the same portfolio management team). The investment objective and strategies of the Predecessor Fund were, in all material respects, the same as those of the Fund, and the Predecessor Fund was managed in a manner that, in all material respects, complied with the investment guidelines and restrictions of the Fund. However, the Predecessor Fund was not registered as an investment company under the Investment Company Act of 1940 (“1940 Act”) and the Predecessor Fund was not subject to certain investment limitations, diversification requirements, liquidity requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code of 1986 which, if applicable, may have resulted in different performance.

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class C	Class Z	Class R6
Maximum initial sales charge	3.25% of the public offering price	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of the original purchase price or the net asset value at redemption)	1.00% on sales of $500,000 or more made within 12 months of purchase	1.00% on sales made within 12 months of purchase	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.25%	1.00%	None	None

Benchmark Definitions

ICE BofA US Dollar 3-Month Deposit Offered Rate Constant Maturity Index—The ICE BofA US Dollar 3-Month Deposit Offered Rate Constant Maturity Index is an unmanaged index which tracks the performance of a synthetic asset paying LIBOR to a stated maturity. The index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument. Source: ICE BofA, used with permission.

Bloomberg Barclays US Aggregate Bond Index—The Bloomberg Barclays US Aggregate Bond Index is unmanaged and represents securities that are SEC-registered, taxable, and dollar denominated. It covers the US investment-grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

Investors cannot invest directly in an index. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor.

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Credit Quality expressed as a percentage of total investments as of 9/30/20 (%)
AAA	14.2
AA	22.1
A	2.6
BBB	16.8
BB	13.7
B	7.1
CCC	0.8
Not Rated	18.6
Cash/Cash Equivalents	4.1
Total Investments	100.0

Credit ratings reflect the highest rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investors Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent and are widely used. The Not Rated category consists of securities that have not been rated by a NRSRO. Credit ratings are subject to change.

Distributions and Yields as of 9/30/20
	Total Distributions Paid for 12-Months ($)	SEC 30-Day Subsidized Yield* (%)	SEC 30-Day Unsubsidized Yield** (%)
Class A	0.36	3.24	–26.03
Class C	0.29	2.59	–40.84
Class Z	0.38	3.60	2.72
Class R6	0.39	3.64	–41.16

*SEC 30-Day Subsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s net expenses (net of any expense waivers or reimbursements). The investor experience is represented by the SEC 30-Day Subsidized Yield.

**SEC 30-Day Unsubsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s gross expenses. The investor experience is represented by the SEC 30-Day Subsidized Yield.

PGIM Securitized Credit Fund	7

Strategy and Performance Overview

How did the Fund perform?

The PGIM Securitized Credit Fund’s Class Z shares returned –1.32% in the 12-month reporting period that ended September 30, 2020, underperforming the 1.57% return of the ICE BofA US Dollar 3-Month Deposit Offered Rate Constant Maturity Index (the Index).

What were the market conditions?

•

After generating gains throughout the latter part of 2019, securitized assets declined sharply during the first quarter of 2020. Commercial mortgage-backed securities (CMBS) market spreads widened across the capital stack, with spreads on high-quality tranches of conduit CMBS widening by 98 basis points (bps) during the quarter and by as much as 250 bps during March 2020 before the Federal Reserve (the Fed) intervened to stabilize markets. (One basis point equals 0.01%.) Collateralized loan obligation (CLO) spreads also widened across the board, with AAA-rated tranches widening 117 bps to 250 bps and AA-rated CLO tranches widening 195 bps during the quarter. Non-agency residential mortgage-backed securities (RMBS) and asset-backed securities (ABS) spreads also widened sharply amid the enormous economic uncertainty brought about by COVID-19 and the lockdowns implemented to stem its spread.

•

With the economy decelerating rapidly and financial markets selling off sharply due to the COVID-19 pandemic and related lockdowns, the Fed reacted by cutting the federal funds rate by 0.50% on March 3 and another 1.00% on March 15, leaving the rate in a range of 0.00% – 0.25%. It quickly deployed—and then moved beyond—its playbook from the global financial crisis in 2008-09 by re-opening its swap lines, unleashing unlimited quantitative easing purchases, and injecting huge quantities of liquidity into the markets. Reintroducing the Term Asset-Backed Securities Loan Facility (TALF), the Fed sought to further support credit flow and market liquidity by expanding the program to include non-agency CMBS and CLOs, in addition to a wide swath of consumer and commercial ABS, as eligible collateral.

•

Following a difficult first quarter, markets rebounded sharply in the second and third quarters as the Fed’s unprecedented monetary responses—including purchases of mortgage-backed securities (MBS) and CMBS, along with its primary and secondary corporate credit facilities and TALF—significantly improved market liquidity. Risk-on sentiment amid improving economic data and a gradual re-opening of the economy helped spreads decline sharply over the last seven months of the reporting period. For the most part, securitized credit spreads continued to tighten in the third quarter. However, by the end of the period, spreads on most assets remained wide of where they began the year as shifting expectations for growth, combined with caution around an uptick in infections and concerns around November elections in the US, led to bifurcated performance among different tranches within the CMBS, ABS, and CLO markets.

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•

In CMBS, AAA spreads tightened into quarter-end as limited new-issue supply coupled with strong demand for high-quality spread products provided a technical tailwind. Down the credit stack, the CMBS credit curve flattened in the third quarter but remained steeper than when it entered the year, particularly for pre-COVID-19 transactions. Apartments and industrial properties proved relatively resilient, with office cash flow performing well but subject to about a 10% valuation decline on average. Hotels remained vulnerable on low occupancy; but retail showed some signs of stabilizing, especially for well-positioned malls and stand-alone centers. PGIM Fixed Income believes CMBS AAA spreads in the low- to mid-90s are compelling at about 15-20 bps wide of their pre-COVID-19 tights and that spreads will revisit those tights in 2021, if not late 2020. It does not believe the current environment is a good entry point for mezzanine debt as uncertainty remains high for many properties in conduit deals.

•

In RMBS, a very aggressive and unified policy response to the crisis and the imperative of sheltering in place largely staved off the adverse housing performance that occurred in other large-scale unemployment scenarios. This, coupled with record-low mortgage rates, helped housing prices to excel—up about 4% over the last year. AAA re-performing loan (RPL) spreads continued to recover in the third quarter but remained wide compared to pre-COVID-19 levels. RPL cash flow velocity (the percentage of scheduled payments collected) continued to recover more slowly than Fannie Mae/Freddie Mac government-sponsored enterprise (GSE) mortgages. RPL pre-payment risk, while muted, posed a potential problem for high-dollar price bonds. PGIM Fixed Income favors GSE credit risk transfer (CRT) spreads at post-COVID-19 wider levels, particularly deals issued since March 2020 in which forbearances have been stripped out of the pool. Fixed Income also favors mortgage insurance CRT (MI-CRT) spreads at levels seen at the end of the third quarter.

•

In ABS, spreads benefited from aggressive residential forbearance, as a reprieve from paying for housing helped to free up cash for other consumer debt service. Overall, spreads tightened as technicals remained strong, with investors continuing to reach for yield and new issuance remaining low versus beginning-of-the-year expectations. PGIM Fixed Income remains constructive on unsecured consumer loan and select subprime auto ABS across the capital structure. However, with AAA spreads flirting with—and sometimes through—pre-COVID-19 tights, PGIM Fixed Income is more constructive on mezzanine than AAAs over the near term. Going forward, PGIM Fixed Income believes the expiration of government consumer stimulus, coupled with the resolution of COVID-19-related loan forbearance, adds uncertainty to the credit performance of consumer loans, though early indications suggest it will be manageable.

•	CLO spreads continued to tighten in the third quarter, with bifurcation in primary versus secondary market spreads—especially in mezzanine bonds—as portfolio quality and

PGIM Securitized Credit Fund	9

Strategy and Performance Overview (continued)

credit enhancement were vastly different. Shorter-tenor CLOs and those with higher-quality underlying pools saw strong demand throughout the quarter, even as robust issuance put a floor under spreads across the capital stack. PGIM Fixed Income continues to favor AAA and AA CLOs and A-rated tranches at the margin as a surrogate for bank loans themselves, and remains wary of issues rated BBB and below. Over the next six months, PGIM Fixed Income expects US CLO spreads to remain range-bound, as high supply in the primary market coupled with the threat of higher refinancings of 2017 and 2018 deals may prevent meaningful spread compression.

What worked?

•	The Fund’s allocations to RMBS and US CLOs were the largest contributors to performance during the reporting period.

•	Tactical rate positioning also contributed to performance.

What didn’t work?

•

Positioning in CMBS was the largest detractor from performance during the period, with spreads on senior CMBS widening significantly in March as the need for liquidity led to indiscriminate selling of higher-quality assets. Positioning in single asset single borrower (SASB) CMBS mezzanines also detracted as concerns about commercial real estate prospects caused spreads on lower-rated tranches to widen.

•

Tactical positioning in US bank loans and high yield bonds, which the Fund invested in as an alternative to mezzanine CLOs, detracted from performance as spreads widened meaningfully during the first quarter of 2020. Individual credit selection also detracted.

Did the Fund use derivatives?

•	The Fund utilized interest rate swaps to hedge interest rate risk relative to the Index to help immunize any impact from fluctuations in interest rates.

•

Derivatives in the form of forward currency exchange contracts were used to hedge against the Fund’s positions not denominated in US dollars. The derivatives help immunize any impact from fluctuating currencies outside the US dollar.

•	The Fund held long CMBX (Commercial Mortgage Backed Securities Index) AAA exposures in the first quarter as an alternative to cash CMBS AAAs.

Current outlook

•

At the end of the reporting period, the 2020 election loomed large as a potential source of fixed income spread volatility, but PGIM Fixed Income continues to believe that securitized products are situated to perform comparatively well as they have less exposure to changes in tax and regulatory policy. The Fed’s purchases of other assets,

10	Visit our website at pgim.com/investments

the TALF backstop for securitized products, and expected prolonged near-zero interest rates all point to further spread tightening in PGIM Fixed Income’s view, the US election process or outcome notwithstanding. In Europe, PGIM Fixed Income believes the increasing likelihood of a hard Brexit (i.e., the United Kingdom’s impending departure from the European Union) opens the possibility of credit headwinds for UK RMBS and European CLOs.

•

The Fund’s risk positioning overall remains moderate given the uncertainty in broader market conditions. The largest exposures are in SASB CMBS, senior CLOs, and CRT and MI-CRT RMBS. PGIM Fixed Income expects to continue to hold its modest corporate credit exposures.

•

PGIM Fixed Income remains positive on high-quality spreads, as near-zero rates and aggressive Fed intervention creates an environment for spread tightening. It views mezzanine risk for CLOs and conduit CMBS less favorably but finds value in subordinates of select SASB CMBS, ABS, and non-agency CRT RMBS.

PGIM Securitized Credit Fund	11

Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended September 30, 2020. The example is for illustrative purposes only; you should consult the Fund’s Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over

12	Visit our website at pgim.com/investments

the period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM Securitized Credit Fund		Beginning Account Value April 1, 2020	Ending Account Value September 30, 2020	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Class A	Actual	$1,000.00	$1,121.90	0.90%	$4.77
	Hypothetical	$1,000.00	$1,020.50	0.90%	$4.55
Class C	Actual	$1,000.00	$1,116.60	1.65%	$8.73
	Hypothetical	$1,000.00	$1,016.75	1.65%	$8.32
Class Z	Actual	$1,000.00	$1,123.30	0.65%	$3.45
	Hypothetical	$1,000.00	$1,021.75	0.65%	$3.29
Class R6	Actual	$1,000.00	$1,123.50	0.60%	$3.19
	Hypothetical	$1,000.00	$1,022.00	0.60%	$3.03

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 183 days in the six-month period ended September 30, 2020, and divided by the 366 days in the Fund’s fiscal year ended September 30, 2020 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

PGIM Securitized Credit Fund	13

Schedule of Investments

as of September 30, 2020

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

LONG-TERM INVESTMENTS 97.6%

ASSET-BACKED SECURITIES 48.2%

Automobiles 4.9%
Ally Auto Receivables Trust, Series 2017-03, Class R, IO, 144A^	0.000%	01/16/24		1	$198,924
Chase Auto Credit Linked Notes, Series 2020-01, Class F, 144A	6.684	01/25/28		800	802,735
Hertz Vehicle Financing LP, Series 2016-02A, Class A, 144A	2.950	03/25/22		115	115,624
Series 2018-01A, Class A, 144A	3.290	02/25/24		78	78,257
Series 2019-02A, Class A, 144A	3.420	05/25/25		78	78,358
OneMain Direct Auto Receivables Trust, Series 2019-01A, Class B, 144A	3.950	11/14/28		100	108,376

					1,382,274

Collateralized Loan Obligations 28.3%
Anchorage Capital Europe CLO (Ireland), Series 01X, Class A2	1.500	01/15/31	EUR	500	585,646
BlueMountain Fuji CLO DAC (Ireland), Series 04A, Class B2, 144A	2.900	03/30/32	EUR	750	877,628
Cathedral Lake CLO Ltd. (Cayman Islands), Series 2016-04A, Class BR, 144A, 3 Month LIBOR + 2.250% (Cap N/A, Floor 2.250%)	2.522(c)	10/20/28		250	249,998
Elevation CLO Ltd. (Cayman Islands), Series 2015-04A, Class BR, 144A, 3 Month LIBOR + 1.670% (Cap N/A, Floor 0.000%)	1.942(c)	04/18/27		500	499,111
Ellington CLO Ltd. (Cayman Islands), Series 2017-02A, Class A, 144A, 3 Month LIBOR + 1.700% (Cap N/A, Floor 1.700%)	1.980(c)	02/15/29		725	717,397
Series 2019-04A, Class A, 144A, 3 Month LIBOR + 1.840% (Cap N/A, Floor 1.840%)	2.115(c)	04/15/29		750	725,914
Hayfin Kingsland Ltd. (Cayman Islands), Series 2018-09A, Class BR, 144A, 3 Month LIBOR + 1.800% (Cap N/A, Floor 0.000%)	2.047(c)	04/28/31		500	492,882
Jefferson Mill CLO Ltd. (Cayman Islands), Series 2015-01A, Class BR, 144A, 3 Month LIBOR + 1.950% (Cap N/A, Floor 0.000%)	2.222(c)	10/20/31		300	295,698
OZLM Ltd. (Cayman Islands), Series 2014-09A, Class A2RR, 144A, 3 Month LIBOR + 1.900% (Cap N/A, Floor 1.900%)	2.172(c)	10/20/31		500	491,289
Shackleton CLO Ltd. (Cayman Islands), Series 2017-10A, Class BR, 144A, 3 Month LIBOR + 1.550% (Cap N/A, Floor 0.000%)	1.822(c)	04/20/29		250	246,080

See Notes to Financial Statements.

PGIM Securitized Credit Fund	15

Schedule of Investments (continued)

as of September 30, 2020

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations (cont’d.)
Trimaran Cavu Ltd. (Cayman Islands), Series 2019-01A, Class B, 144A, 3 Month LIBOR + 2.200% (Cap N/A, Floor 2.200%)	2.472%(c)	07/20/32	500	$498,770
Trinitas CLO Ltd. (Cayman Islands), Series 2016-04A, Class BR, 144A, 3 Month LIBOR + 1.950% (Cap N/A, Floor 0.000%)	2.222(c)	10/18/31	500	493,741
Series 2017-07A, Class B, 144A, 3 Month LIBOR + 1.600% (Cap N/A, Floor 0.000%)	1.845(c)	01/25/31	500	491,551
Wellfleet CLO Ltd. (Cayman Islands), Series 2020-01A, Class A1A, 144A, 3 Month LIBOR + 1.310% (Cap N/A, Floor 1.310%)	2.492(c)	04/15/33	350	347,294
Zais CLO Ltd. (Cayman Islands), Series 2015-03A, Class A2R, 144A, 3 Month LIBOR + 2.190% (Cap N/A, Floor 0.000%)	2.465(c)	07/15/31	975	969,285

				7,982,284

Consumer Loans 4.3%
OneMain Financial Issuance Trust, Series 2017-01A, Class C, 144A	3.350	09/14/32	100	100,299
Series 2020-02A, Class C, 144A	2.760	09/14/35	300	302,859
Oportun Funding X LLC, Series 2018-C, Class C, 144A	5.520	10/08/24	500	503,097
PNMAC GMSR Issuer Trust, Series 2018-GT01, Class A, 144A, 1 Month LIBOR + 2.850% (Cap N/A, Floor 2.850%)	2.998(c)	02/25/23	100	97,601
Series 2018-GT02, Class A, 144A, 1 Month LIBOR + 2.650% (Cap N/A, Floor 0.000%)	2.798(c)	08/25/25	100	96,484
Springleaf Funding Trust, Series 2017-AA, Class C, 144A	3.860	07/15/30	100	100,110

				1,200,450

Other 4.2%
PNMAC FMSR Issuer Trust, Series 2018-FT01, Class A, 144A, 1 Month LIBOR + 2.350% (Cap N/A, Floor 0.000%)	2.498(c)	04/25/23	610	587,170
TH MSR Issuer Trust, Series 2019-FT01, Class A, 144A, 1 Month LIBOR + 2.800% (Cap N/A, Floor 2.800%)	2.948(c)	06/25/24	620	584,747

				1,171,917

See Notes to Financial Statements.

16

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (Continued)

Residential Mortgage-Backed Securities 5.5%
Countrywide Asset-Backed Certificates Trust, Series 2004-13, Class AF5A	5.192%(cc)	05/25/35		65	$65,231
Legacy Mortgage Asset Trust, Series 2019-GS02, Class A1, 144A	3.750	01/25/59		790	801,484
Series 2019-GS04, Class A1, 144A	3.438	05/25/59		87	87,003
TFS (Spain), Series 2018-03, Class A1, 1 Month EURIBOR + 2.900%	2.900(c)	04/16/23	EUR	543	598,842

					1,552,560

Student Loans 1.0%
Laurel Road Prime Student Loan Trust, Series 2019-A, Class R, 144A	0.000	10/25/48		1,832	128,241
SoFi Alternative Trust, Series 2019-D, Class 1PT, 144A	2.592(cc)	01/16/46		148	152,804

					281,045

TOTAL ASSET-BACKED SECURITIES (cost $13,529,942)					13,570,530

BANK LOANS 2.0%

Oil & Gas 0.3%
Chesapeake Energy Corp., Class A Loan, 3 Month LIBOR + 8.000% (Cap N/A, Floor 1.000%)	9.000(c)	06/24/24		125	87,500

Pharmaceuticals 0.8%
Arbor Pharmaceuticals LLC, Initial Term Loan, 3 Month LIBOR + 5.000%	6.000(c)	07/05/23		118	109,092
Mallinckrodt International Finance SA, 2017 Term B Loan, 3 Month LIBOR + 2.750%	3.500(c)	09/24/24		124	103,305

					212,397

Software 0.1%
Exela Intermediate LLC, 2018 Repriced Term Loan, 3 Month LIBOR + 6.500%	7.500(c)	07/12/23		117	34,706

See Notes to Financial Statements.

PGIM Securitized Credit Fund	17

Schedule of Investments (continued)

as of September 30, 2020

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

BANK LOANS (Continued)

Telecommunications 0.8%
GTT Communications, Inc., Closing Date U.S. Term Loan, 3 Month LIBOR + 2.750%	2.970%(c)	05/30/25	124	$105,757
West Corp., Initial Term B Loan, 1 Month LIBOR + 4.000%	5.000(c)	10/10/24	123	111,954

				217,711

TOTAL BANK LOANS (cost $677,786)				552,314

COMMERCIAL MORTGAGE-BACKED SECURITIES 28.0%
20 Times Square Trust, Series 2018-20TS, Class F, 144A	3.203(cc)	05/15/35	100	91,406
Series 2018-20TS, Class G, 144A	3.203(cc)	05/15/35	200	177,237
Series 2018-20TS, Class H, 144A	3.203(cc)	05/15/35	100	82,057
Barclays Commercial Mortgage Trust, Series 2016-ETC, Class E, 144A	3.729(cc)	08/14/36	250	175,825
Series 2018-CHRS, Class D, 144A	4.409(cc)	08/05/38	390	322,658
Series 2018-TALL, Class D, 144A, 1 Month LIBOR + 1.449% (Cap N/A, Floor 1.449%)	1.601(c)	03/15/37	210	196,892
BX Commercial Mortgage Trust, Series 2019-XL, Class G, 144A, 1 Month LIBOR + 2.300% (Cap N/A, Floor 2.300%)	2.452(c)	10/15/36	237	233,467
Series 2019-XL, Class J, 144A, 1 Month LIBOR + 2.650% (Cap N/A, Floor 2.650%)	2.802(c)	10/15/36	427	416,601
Series 2020-BXLP, Class G, 144A, 1 Month LIBOR + 2.500% (Cap N/A, Floor 2.500%)	2.652(c)	12/15/36	500	492,651
Citigroup Commercial Mortgage Trust, Series 2019-SMRT, Class E, 144A	4.903(cc)	01/10/36	500	500,926
Credit Suisse Mortgage Capital Certificates, Series 2019-ICE04, Class E, 144A, 1 Month LIBOR + 2.150% (Cap N/A, Floor 2.150%)	2.302(c)	05/15/36	150	147,930
Series 2019-ICE04, Class F, 144A, 1 Month LIBOR + 2.650% (Cap N/A, Floor 2.650%)	2.802(c)	05/15/36	150	147,184
Credit Suisse Mortgage Trust, Series 2017-LSTK, Class D, 144A	3.442(cc)	04/05/33	250	241,018
Series 2017-LSTK, Class E, 144A	3.442(cc)	04/05/33	295	278,572
CSAIL Commercial Mortgage Trust, Series 2015-C04, Class XB, IO	0.250(cc)	11/15/48	25,076	275,432
Series 2016-C06, Class A3	2.956	01/15/49	40	39,948

See Notes to Financial Statements.

18

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (Continued)
DBGS Mortgage Trust, Series 2018-BIOD, Class E, 144A, 1 Month LIBOR + 1.700% (Cap N/A, Floor 1.700%)	1.852%(c)	05/15/35	93	$91,353
Series 2018-BIOD, Class F, 144A, 1 Month LIBOR + 2.000% (Cap N/A, Floor 2.000%)	2.152(c)	05/15/35	163	159,741
DBWF Mortgage Trust, Series 2016-85T, Class D, 144A	3.935(cc)	12/10/36	375	380,912
Series 2016-85T, Class E, 144A	3.935(cc)	12/10/36	500	478,556
FHLMC Multifamily Structured Pass-Through Certificates, Series K019, Class X1, IO	1.730(cc)	03/25/22	939	17,763
Series K026, Class X1, IO	1.086(cc)	11/25/22	1,459	23,732
Series K052, Class X1, IO	0.790(cc)	11/25/25	2,269	66,407
Series K058, Class X1, IO	1.053(cc)	08/25/26	3,674	176,426
Series K111, Class X1, IO	1.682(cc)	05/25/30	1,575	202,745
Series K715, Class X1, IO	1.266(cc)	01/25/21	1,235	2,111
FREMF Mortgage Trust, Series 2012-K20, Class X2A, IO, 144A	0.200	05/25/45	23,852	61,816
Series 2019-K735, Class X2A, IO, 144A	0.100	05/25/26	94,802	414,239
Independence Plaza Trust, Series 2018-INDP, Class E, 144A	4.996	07/10/35	100	96,789
JPMBB Commercial Mortgage Securities Trust, Series 2015-C33, Class XB, IO	0.491(cc)	12/15/48	1,620	28,228
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2018-AON, Class E, 144A	4.767(cc)	07/05/31	600	603,150
MAD Commercial Mortgage Trust, Series 2019-650M, Class A, 144A	3.575(cc)	12/12/34	350	308,882
MKT Mortgage Trust, Series 2020-525M, Class D, 144A	2.941(cc)	02/12/40	225	219,603
Series 2020-525M, Class F, 144A	2.941(cc)	02/12/40	175	156,685
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C21, Class XB, IO, 144A	0.427(cc)	03/15/48	10,000	133,667
Morgan Stanley Capital I Trust, Series 2019-MEAD, Class E, 144A	3.283(cc)	11/10/36	400	306,458
Wells Fargo Commercial Mortgage Trust, Series 2015-P02, Class XB, IO	0.639(cc)	12/15/48	6,400	142,095

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $8,115,036)				7,891,162

See Notes to Financial Statements.

PGIM Securitized Credit Fund	19

Schedule of Investments (continued)

as of September 30, 2020

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS 7.7%

Advertising 0.1%
Terrier Media Buyer, Inc., Gtd. Notes, 144A	8.875%	12/15/27	25	$25,193

Agriculture 0.3%
Vector Group Ltd., Sr. Sec’d. Notes, 144A	6.125	02/01/25	75	75,032

Banks 6.1%
Bank of America Corp., Jr. Sub. Notes, Series JJ	5.125(ff)	—(rr)	550	566,704
Citigroup, Inc., Jr. Sub. Notes, Series V	4.700(ff)	—(rr)	605	585,533
JPMorgan Chase & Co., Jr. Sub. Notes, Series FF	5.000(ff)	—(rr)	500	498,930
Jr. Sub. Notes, Series HH	4.600(ff)	—(rr)	80	77,733

				1,728,900

Entertainment 0.1%
AMC Entertainment Holdings, Inc., Sec’d. Notes, 144A, Cash coupon 10.000% / PIK 12.000% or Cash coupon 5.000% and PIK 6.000%	12.000	06/15/26	55	14,839
Sr. Sec’d. Notes, 144A	10.500	04/24/26	6	4,320

				19,159

Media 0.1%
Diamond Sports Group LLC/Diamond Sports Finance Co., Gtd. Notes, 144A	6.625	08/15/27	75	39,001

Miscellaneous Manufacturing 0.2%
Bombardier, Inc. (Canada), Sr. Unsec’d. Notes, 144A	7.500	03/15/25	25	18,744
Sr. Unsec’d. Notes, 144A	7.875	04/15/27	50	37,657

				56,401

Oil & Gas 0.4%
Antero Resources Corp., Gtd. Notes	5.375	11/01/21	75	72,110

See Notes to Financial Statements.

20

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Oil & Gas (cont’d.)
MEG Energy Corp. (Canada), Gtd. Notes, 144A	7.000%	03/31/24	30	$28,129
Gtd. Notes, 144A	7.125	02/01/27	25	22,439

				122,678

Pipelines 0.4%
Energy Transfer Operating LP, Jr. Sub. Notes, Series G	7.125(ff)	—(rr)	140	110,461

TOTAL CORPORATE BONDS (cost $2,324,157)				2,176,825

RESIDENTIAL MORTGAGE-BACKED SECURITIES 11.7%
Bellemeade Re Ltd. (Bermuda), Series 2018-01A, Class M1B, 144A, 1 Month LIBOR + 1.600% (Cap N/A, Floor 0.000%)	1.748(c)	04/25/28	62	61,738
Series 2018-02A, Class M1C, 144A, 1 Month LIBOR + 1.600% (Cap N/A, Floor 0.000%)	1.748(c)	08/25/28	150	147,492
Series 2018-03A, Class M1B, 144A, 1 Month LIBOR + 1.850% (Cap N/A, Floor 1.850%)	1.998(c)	10/25/28	120	119,202
Series 2020-01A, Class M1A, 144A, 1 Month LIBOR + 2.650% (Cap N/A, Floor 0.000%)	2.798(c)	06/25/30	150	150,308
Series 2020-01A, Class M1B, 144A, 1 Month LIBOR + 3.400% (Cap N/A, Floor 0.000%)	3.548(c)	06/25/30	150	152,045
Series 2020-02A, Class M1B, 144A, 1 Month LIBOR + 3.200% (Cap N/A, Floor 3.200%)	3.348(c)	08/26/30	220	221,628
Series 2020-02A, Class M1C, 144A, 1 Month LIBOR + 4.000% (Cap N/A, Floor 4.000%)	4.148(c)	08/26/30	205	205,244
Connecticut Avenue Securities Trust, Series 2019-R03, Class 1M2, 144A, 1 Month LIBOR + 2.150% (Cap N/A, Floor 0.000%)	2.298(c)	09/25/31	29	29,181
FHLMC Structured Agency Credit Risk REMIC Trust, Series 2020-DNA03, Class B1, 144A, 1 Month LIBOR + 5.100% (Cap N/A, Floor 0.000%)	5.248(c)	06/25/50	75	76,480
Series 2020-DNA03, Class M2, 144A, 1 Month LIBOR + 3.000% (Cap N/A, Floor 0.000%)	3.148(c)	06/25/50	335	335,839
Series 2020-DNA04, Class B1, 144A, 1 Month LIBOR + 6.000% (Cap N/A, Floor 0.000%)	6.148(c)	08/25/50	100	103,312
Series 2020-DNA04, Class M2, 144A, 1 Month LIBOR + 3.750% (Cap N/A, Floor 0.000%)	3.898(c)	08/25/50	80	80,965
Series 2020-HQA03, Class M2, 144A, 1 Month LIBOR + 3.600% (Cap N/A, Floor 0.000%)	3.748(c)	07/25/50	250	251,252

See Notes to Financial Statements.

PGIM Securitized Credit Fund	21

Schedule of Investments (continued)

as of September 30, 2020

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (Continued)
FHLMC Structured Agency Credit Risk REMIC Trust, (cont’d.)
Series 2020-HQA04, Class B1, 144A, 1 Month LIBOR + 5.250% (Cap N/A, Floor 0.000%)	5.402%(c)	09/25/50	120	$120,874
Series 2020-HQA04, Class M2, 144A, 1 Month LIBOR + 3.150% (Cap N/A, Floor 0.000%)	3.302(c)	09/25/50	85	85,228
FHLMC Structured Agency Credit Risk Trust, Series 2019-DNA01, Class M2, 144A, 1 Month LIBOR + 2.650% (Cap N/A, Floor 0.000%)	2.798(c)	01/25/49	53	52,677
GCAT LLC, Series 2019-04, Class A1, 144A	3.228	11/26/49	260	259,929
Legacy Mortgage Asset Trust, Series 2019-PR01, Class A1, 144A	3.858	09/25/59	183	183,000
LSTAR Securities Investment Trust, Series 2019-02, Class A1, 144A, 1 Month LIBOR + 1.500% (Cap N/A, Floor 0.000%)	1.655(c)	04/01/24	262	259,393
Oaktown Re IV Ltd. (Bermuda), Series 2020-01A, Class M1B, 144A, 1 Month LIBOR + 4.750% (Cap N/A, Floor 4.750%)	4.898(c)	07/25/30	200	199,834
Radnor Re Ltd. (Bermuda), Series 2020-02, Class M1C, 144A	— (p)	10/25/30	195	195,000

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $3,283,986)				3,290,621

			Shares

COMMON STOCK 0.0%

Entertainment
AMC Entertainment Holdings, Inc. (Class A Stock) (cost $0)			225	1,060

TOTAL LONG-TERM INVESTMENTS (cost $27,930,907)				27,482,512

See Notes to Financial Statements.

22

Description	Shares	Value

SHORT-TERM INVESTMENT 0.9%

AFFILIATED MUTUAL FUND
PGIM Core Ultra Short Bond Fund (cost $259,288)(w)	259,288	$259,288

TOTAL INVESTMENTS 98.5% (cost $28,190,195)		27,741,800
Other assets in excess of liabilities(z) 1.5%		436,137

NET ASSETS 100.0%		$28,177,937

Below is a list of the abbreviation(s) used in the annual report:

EUR—Euro

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, pursuant to the requirements of Rule 144A, may not be resold except to qualified institutional buyers.

A—Annual payment frequency for swaps

CLO—Collateralized Loan Obligation

EURIBOR—Euro Interbank Offered Rate

FHLMC—Federal Home Loan Mortgage Corporation

IO—Interest Only (Principal amount represents notional)

LIBOR—London Interbank Offered Rate

LP—Limited Partnership

M—Monthly payment frequency for swaps

OTC—Over-the-counter

PIK—Payment-in-Kind

Q—Quarterly payment frequency for swaps

S—Semiannual payment frequency for swaps

USOIS—United States Overnight Index Swap

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.
^	Indicates a Level 3 instrument. The aggregate value of Level 3 instruments is $201,920 and 0.7% of net assets.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at September 30, 2020.
(cc)

Variable rate instrument. The rate shown is based on the latest available information as of September 30, 2020. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(p)	Interest rate not available as of September 30, 2020.
(rr)	Perpetual security with no stated maturity date.
(w)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

See Notes to Financial Statements.

PGIM Securitized Credit Fund	23

Schedule of Investments (continued)

as of September 30, 2020

Futures contracts outstanding at September 30, 2020:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Short Position:
1	10 Year U.S. Treasury Notes	Dec. 2020	$139,531	$(364)

Forward foreign currency exchange contracts outstanding at September 30, 2020:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
Euro,
Expiring 10/02/20	Barclays Bank PLC	EUR	21	$24,698	$24,719	$21	$—
Expiring 10/02/20	UBS AG	EUR	1,669	1,942,930	1,957,435	14,505	—

				$1,967,628	$1,982,154	14,526	—

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
Euro,
Expiring 10/02/20	Citibank, N.A.	EUR	1,691	$1,997,158	$1,982,154	$15,004	$—
Expiring 11/03/20	UBS AG	EUR	1,669	1,944,224	1,958,728	—	(14,504)

				$3,941,382	$3,940,882	15,004	(14,504)

						$29,530	$(14,504)

Credit default swap agreements outstanding at September 30, 2020:

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at September 30, 2020(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on asset-backed securities - Sell Protection(2)^:
Alcentra CLO	10/14/20	1.000%(M)	21	*	$1	$—	$1	Goldman Sachs International
Alcentra CLO	10/28/20	0.500%(M)	16	*	—	—	—	Goldman Sachs International

See Notes to Financial Statements.

24

Credit default swap agreements outstanding at September 30, 2020 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at September 30, 2020(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on asset-backed securities - Sell Protection(2)^ (cont’d.):
Alcentra CLO	10/28/20	1.000%(M)	14	*	$—	$—	$—	Goldman Sachs International
AMMC CLO Ltd.	10/28/20	0.500%(M)	2	*	—	—	—	Goldman Sachs International
Angelo Gordon CLO	10/14/20	1.000%(M)	42	*	1	—	1	Goldman Sachs International
Angelo Gordon CLO	10/14/20	1.000%(M)	18	*	1	—	1	Goldman Sachs International
Angelo Gordon CLO	10/28/20	0.500%(M)	4	*	—	—	—	Goldman Sachs International
AXA CLO	10/28/20	1.000%(M)	19	*	1	—	1	Goldman Sachs International
Bain CLO	10/28/20	0.500%(M)	100	*	1	—	1	Goldman Sachs International
Bank 2018-BN14	10/29/20	1.250%(M)	83	*	92	—	92	Goldman Sachs International
Bardin Hill CLO	10/28/20	0.500%(M)	58	*	1	—	1	Goldman Sachs International
Bardin Hill CLO	10/28/20	1.000%(M)	17	*	—	—	—	Goldman Sachs International
Barings CLO	10/14/20	1.350%(M)	19	*	1	—	1	Goldman Sachs International
BlueMountain CLO	10/28/20	0.500%(M)	8	*	—	—	—	Goldman Sachs International
Canyon CLO	10/28/20	0.500%(M)	12	*	—	—	—	Goldman Sachs International

See Notes to Financial Statements.

PGIM Securitized Credit Fund	25

Schedule of Investments (continued)

as of September 30, 2020

Credit default swap agreements outstanding at September 30, 2020 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at September 30, 2020(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on asset-backed securities - Sell Protection(2)^ (cont’d.):
Carlson CLO	10/28/20	1.000%(M)	18	*	$1	$—	$1	Goldman Sachs International
Carlyle CLO	10/14/20	1.000%(M)	48	*	1	—	1	Goldman Sachs International
Carlyle CLO	10/14/20	1.000%(M)	6	*	—	—	—	Goldman Sachs International
Carlyle CLO	10/28/20	0.500%(M)	28	*	—	—	—	Goldman Sachs International
COMM Mortgage Trust	10/29/20	1.250%(M)	34	*	37	—	37	Goldman Sachs International
COMM Mortgage Trust	10/29/20	1.250%(M)	23	0.680%	26	—	26	Goldman Sachs International
Covenant	10/28/20	0.500%(M)	11	*	—	—	—	Goldman Sachs International
Crescent CLO	10/14/20	1.000%(M)	31	*	1	—	1	Goldman Sachs International
Crescent CLO	10/14/20	1.000%(M)	25	*	1	—	1	Goldman Sachs International
Crescent CLO	10/14/20	1.000%(M)	25	*	1	—	1	Goldman Sachs International
CSAM CLO	10/14/20	1.000%(M)	3	*	—	—	—	Goldman Sachs International
CSAM CLO	10/28/20	0.500%(M)	27	*	—	—	—	Goldman Sachs International
CVC CLO	10/14/20	1.350%(M)	15	*	1	—	1	Goldman Sachs International

See Notes to Financial Statements.

26

Credit default swap agreements outstanding at September 30, 2020 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at September 30, 2020(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on asset-backed securities - Sell Protection(2)^ (cont’d.):
DFG CLO	10/28/20	0.500%(M)	48	*	$1	$—	$1	Goldman Sachs International
DoubleLine	10/28/20	0.500%(M)	8	*	—	—	—	Goldman Sachs International
Ellington CLO	10/14/20	1.000%(M)	211	*	6	—	6	Goldman Sachs International
Ellington CLO	10/14/20	1.000%(M)	23	*	1	—	1	Goldman Sachs International
Ellington CLO	10/28/20	1.000%(M)	93	*	3	—	3	Goldman Sachs International
Fort Washington CLO	10/14/20	1.000%(M)	21	*	1	—	1	Goldman Sachs International
Garrison CLO	10/28/20	0.500%(M)	10	*	—	—	—	Goldman Sachs International
GS Mortgage Securities Trust	10/29/20	1.250%(M)	27	*	30	—	30	Goldman Sachs International
HPS CLO	10/28/20	0.500%(M)	4	*	—	—	—	Goldman Sachs International
ICG CLO	10/28/20	0.500%(M)	36	*	1	—	1	Goldman Sachs International
JPMBB Commercial Mortgage Securities Trust	10/29/20	1.250%(M)	47	*	52	—	52	Goldman Sachs International
JPMBB Commercial Mortgage Securities Trust	10/29/20	1.250%(M)	19	*	21	—	21	Goldman Sachs International
LCM CLO	10/28/20	1.000%(M)	11	*	—	—	—	Goldman Sachs International

See Notes to Financial Statements.

PGIM Securitized Credit Fund	27

Schedule of Investments (continued)

as of September 30, 2020

Credit default swap agreements outstanding at September 30, 2020 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at September 30, 2020(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on asset-backed securities - Sell Protection(2)^ (cont’d.):
Loomis Sayles & Co. LP	10/28/20	0.500%(M)	5	*	$—	$—	$—	Goldman Sachs International
Marathon	10/28/20	0.500%(M)	4	*	—	—	—	Goldman Sachs International
MJX CLO	10/14/20	1.000%(M)	11	*	—	—	—	Goldman Sachs International
MJX CLO	10/14/20	1.000%(M)	5	*	—	—	—	Goldman Sachs International
MJX CLO	10/28/20	1.000%(M)	36	*	1	—	1	Goldman Sachs International
MJX CLO	10/28/20	0.500%(M)	22	*	—	—	—	Goldman Sachs International
MJX CLO	10/28/20	1.000%(M)	16	*	—	—	—	Goldman Sachs International
MJX CLO	10/28/20	1.000%(M)	15	*	—	—	—	Goldman Sachs International
Morgan Stanley Capital I Trust	10/29/20	1.250%(M)	19	*	21	—	21	Goldman Sachs International
Neuberger Berman CLO Ltd.	10/28/20	0.500%(M)	37	*	1	—	1	Goldman Sachs International
NYLIM CLO	10/28/20	0.500%(M)	33	*	—	—	—	Goldman Sachs International
Och-Ziff CLO	10/28/20	1.000%(M)	74	*	2	—	2	Goldman Sachs International
Och-Ziff CLO	10/28/20	1.000%(M)	31	*	1	—	1	Goldman Sachs International

See Notes to Financial Statements.

28

Credit default swap agreements outstanding at September 30, 2020 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at September 30, 2020(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on asset-backed securities - Sell Protection(2)^ (cont’d.):
Octagon CLO	10/14/20	1.000%(M)	101	*	$3	$—	$3	Goldman Sachs International
Octagon CLO	10/28/20	0.500%(M)	111	*	2	—	2	Goldman Sachs International
ONEX CLO	10/28/20	0.500%(M)	88	*	1	—	1	Goldman Sachs International
Palmer Square CLO	10/28/20	1.000%(M)	5	*	—	—	—	Goldman Sachs International
Par-Four	10/28/20	0.500%(M)	76	*	1	—	1	Goldman Sachs International
PineBridge CLO	10/28/20	0.500%(M)	7	*	—	—	—	Goldman Sachs International
Portman Ridge Finance Co.	10/14/20	1.000%(M)	17	*	—	—	—	Goldman Sachs International
Pretium	10/28/20	0.500%(M)	465	*	6	—	6	Goldman Sachs International
Providence CLO	10/28/20	1.000%(M)	18	*	1	—	1	Goldman Sachs International
Providence CLO	10/28/20	1.000%(M)	14	*	—	—	—	Goldman Sachs International
Sallie Mae Bank	10/28/20	1.750%(M)	1,671	4.830%	2,599	(244)	2,843	Goldman Sachs International
Saratoga CLO	10/28/20	0.500%(M)	326	*	5	—	5	Goldman Sachs International
Saratoga CLO	10/28/20	1.000%(M)	39	*	1	—	1	Goldman Sachs International

See Notes to Financial Statements.

PGIM Securitized Credit Fund	29

Schedule of Investments (continued)

as of September 30, 2020

Credit default swap agreements outstanding at September 30, 2020 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at September 30, 2020(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on asset-backed securities - Sell Protection(2)^ (cont’d.):
Shenkman Capital	10/28/20	0.500%(M)	4	*	$—	$—	$—	Goldman Sachs International
Sound Point CLO Ltd.	10/28/20	1.000%(M)	31	*	1	—	1	Goldman Sachs International
Sound Point CLO Ltd.	10/28/20	1.000%(M)	23	*	1	—	1	Goldman Sachs International
Steele Creek	10/28/20	0.500%(M)	58	*	1	—	1	Goldman Sachs International
Symphony CLO	10/14/20	1.000%(M)	30	*	1	—	1	Goldman Sachs International
TCW CLO	10/28/20	0.500%(M)	25	*	—	—	—	Goldman Sachs International
THL CLO	10/28/20	1.000%(M)	58	*	2	—	2	Goldman Sachs International
THL CLO	10/28/20	0.500%(M)	17	*	—	—	—	Goldman Sachs International
TIAA CLO	10/28/20	1.000%(M)	10	*	—	—	—	Goldman Sachs International
Towd Point Mortgage Trust	07/25/56	0.450%(M)	741	*	56	—	56	Citigroup Global Markets, Inc.
Trimaran CLO	10/28/20	1.000%(M)	34	*	1	—	1	Goldman Sachs International
Voya CLO	10/28/20	0.500%(M)	295	*	4	—	4	Goldman Sachs International
WellFleet CLO	10/28/20	0.500%(M)	4	*	—	—	—	Goldman Sachs International

See Notes to Financial Statements.

30

Credit default swap agreements outstanding at September 30, 2020 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at September 30, 2020(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on asset-backed securities - Sell Protection(2)^ (cont’d.):
Western Asset Management Co.	10/28/20	0.500%(M)	9	*	$—	$—	$—	Goldman Sachs International
ZAIS CLO	10/14/20	1.000%(M)	10	*	—	—	—	Goldman Sachs International

					$2,996	$(244)	$3,240

The Fund entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)

If the Fund is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Notional amount represents the maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements where the Fund is the seller of protection as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

*

When an implied credit spread is not available, reference the fair value of credit default swap agreements on credit indices and asset-backed securities. Where the Fund is the seller of protection, it serves as an indicator of the current

See Notes to Financial Statements.

PGIM Securitized Credit Fund	31

Schedule of Investments (continued)

as of September 30, 2020

status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the reporting date. Increasing fair value in absolute terms, when compared to the notional amount of the swap, represents a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Interest rate swap agreements outstanding at September 30, 2020:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at September 30, 2020	Unrealized Appreciation (Depreciation)
Centrally Cleared Interest Rate Swap Agreements:
EUR 400	12/06/21	0.095%(A)	6 Month EURIBOR(1)(S)	$(5,160)	$(3,880)	$1,280
EUR 885	05/11/24	0.396%(A)	6 Month EURIBOR(1)(S)	(29,758)	(34,551)	(4,793)
EUR 330	05/11/29	0.750%(A)	6 Month EURIBOR(1)(S)	(22,092)	(36,809)	(14,717)
1,355	06/14/21	1.142%(S)	3 Month LIBOR(1)(Q)	(756)	(13,140)	(12,384)
1,355	05/11/22	2.300%(A)	1 Day USOIS(1)(A)	(55,483)	(62,037)	(6,554)
2,100	05/11/23	2.250%(A)	1 Day USOIS(1)(A)	(134,663)	(140,892)	(6,229)
3,230	05/11/24	2.139%(S)	3 Month LIBOR(1)(Q)	(106,114)	(244,086)	(137,972)
115	05/11/50	2.400%(S)	3 Month LIBOR(1)(Q)	(47,897)	(40,238)	7,659

				$(401,923)	$(575,633)	$(173,710)

(1)	The Fund pays the fixed rate and receives the floating rate.
(2)	The Fund pays the floating rate and receives the fixed rate.

Balances Reported in the Statement of Assets and Liabilities for OTC Swap Agreements:

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Swap Agreements	$—	$(244)	$3,240	$—

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
J.P. Morgan Securities LLC	$567,000	$—

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

See Notes to Financial Statements.

32

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of September 30, 2020 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Asset-Backed Securities
Automobiles	$—	$1,183,350	$198,924
Collateralized Loan Obligations	—	7,982,284	—
Consumer Loans	—	1,200,450	—
Other	—	1,171,917	—
Residential Mortgage-Backed Securities	—	1,552,560	—
Student Loans	—	281,045	—
Bank Loans	—	552,314	—
Commercial Mortgage-Backed Securities	—	7,891,162	—
Corporate Bonds	—	2,176,825	—
Residential Mortgage-Backed Securities	—	3,290,621	—
Common Stock	1,060	—	—
Affiliated Mutual Fund	259,288	—	—

Total	$260,348	$27,282,528	$198,924

Other Financial Instruments*
Assets
OTC Forward Foreign Currency Exchange Contracts	$—	$29,530	$—
OTC Credit Default Swap Agreements	—	—	2,996
Centrally Cleared Interest Rate Swap Agreements	—	8,939	—

Total	$—	$38,469	$2,996

Liabilities
Futures Contracts	$(364)	$—	$—
OTC Forward Foreign Currency Exchange Contract	—	(14,504)	—
Centrally Cleared Interest Rate Swap Agreements	—	(182,649)	—

Total	$(364)	$(197,153)	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

See Notes to Financial Statements.

PGIM Securitized Credit Fund	33

Schedule of Investments (continued)

as of September 30, 2020

Industry Classification:

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of September 30, 2020 were as follows (unaudited):

Collateralized Loan Obligations	28.3%
Commercial Mortgage-Backed Securities	28.0
Residential Mortgage-Backed Securities	17.2
Banks	6.1
Automobiles	4.9
Consumer Loans	4.3
Other	4.2
Student Loans	1.0
Affiliated Mutual Fund	0.9
Telecommunications	0.8
Pharmaceuticals	0.8
Oil & Gas	0.7
Pipelines	0.4

Agriculture	0.3%
Miscellaneous Manufacturing	0.2
Media	0.1
Software	0.1
Advertising	0.1
Entertainment	0.1

98.5
Other assets in excess of liabilities	1.5

100.0%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Fund invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit contracts risk, foreign exchange contracts risk and interest rate contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of September 30, 2020 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Credit contracts	—	$—		Premiums received for OTC swap agreements	$244
Credit contracts	Unrealized appreciation on OTC swap agreements	3,240		—	—
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	29,530		Unrealized depreciation on OTC forward foreign currency exchange contracts	14,504
Interest rate contracts	—	—		Due from/to broker-variation margin futures	364	*
Interest rate contracts	Due from/to broker-variation margin swaps	8,939	*	Due from/to broker-variation margin swaps	182,649	*

		$41,709			$197,761

See Notes to Financial Statements.

34

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended September 30, 2020 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Forward Currency Exchange Contracts	Swaps
Credit contracts	$—	$—	$(370,293)
Foreign exchange contracts	—	(57,138)	—
Interest rate contracts	107	—	(413,686)

Total	$107	$(57,138)	$(783,979)

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Forward Currency Exchange Contracts	Swaps
Credit contracts	$—	$—	$2,253
Foreign exchange contracts	—	(40,306)	—
Interest rate contracts	(364)	—	1,471

Total	$(364)	$(40,306)	$3,724

See Notes to Financial Statements.

PGIM Securitized Credit Fund	35

Schedule of Investments (continued)

as of September 30, 2020

For the year ended September 30, 2020, the Fund’s average volume of derivative activities is as follows:

Futures Contracts— Short Positions(1)	Forward Foreign Currency Exchange Contracts—Purchased(2)
$27,906	$1,833,977

Forward Foreign Currency Exchange Contracts—Sold(2)	Forward Rate Agreements(1)	Interest Rate Swap Agreements(1)
$4,016,479	$3,200,000	$19,681,325

Credit Default Swap Agreements— Sell Protection(1)
$2,654,970

(1)	Notional Amount in USD.
(2)	Value at Settlement Date.

Average volume is based on average quarter end balances as noted for the fiscal year ended September 30, 2020.

See Notes to Financial Statements.

36

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund invested in OTC derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives where the legal right to set-off exists is presented in the summary below.

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Barclays Bank PLC	$21	$—	$21	$—	$21
Citibank, N.A.	15,004	—	15,004	—	15,004
Citigroup Global Markets, Inc.	56	—	56	—	56
Goldman Sachs International	3,184	(244)	2,940	—	2,940
UBS AG	14,505	(14,504)	1	—	1

	$32,770	$(14,748)	$18,022	$—	$18,022

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Fund is limited to the market value of financial instruments/transactions and the Fund’s OTC derivative exposure by counterparty.

See Notes to Financial Statements.

PGIM Securitized Credit Fund	37

Statement of Assets and Liabilities

as of September 30, 2020

Assets
Investments at value:
Unaffiliated investments (cost $27,930,907)	$27,482,512
Affiliated investments (cost $259,288)	259,288
Cash	3,710
Foreign currency, at value (cost $6,380)	6,376
Cash segregated for counterparty - OTC	10,000
Deposit with broker for centrally cleared/exchange-traded derivatives	567,000
Interest receivable	125,366
Unrealized appreciation on OTC forward foreign currency exchange contracts	29,530
Due from Manager	7,739
Receivable for Fund shares sold	7,000
Unrealized appreciation on OTC swap agreements	3,240
Due from broker—variation margin swaps	3,196
Due from broker—variation margin futures	250
Prepaid expenses and other assets	1,647

Total Assets	28,506,854

Liabilities
Payable for investments purchased	195,000
Audit fee payable	57,000
Accrued expenses and other liabilities	29,741
Custodian and accounting fees payable	21,922
Unrealized depreciation on OTC forward foreign currency exchange contracts	14,504
Payable for Fund shares reacquired	7,883
Dividends payable	2,520
Premiums received for OTC swap agreements	244
Affiliated transfer agent fee payable	92
Distribution fee payable	11

Total Liabilities	328,917

Net Assets	$28,177,937

Net assets were comprised of:
Shares of beneficial interest, at par	$2,983
Paid-in capital in excess of par	29,593,173
Total distributable earnings (loss)	(1,418,219)

Net assets, September 30, 2020	$28,177,937

See Notes to Financial Statements.

38

Class A
Net asset value and redemption price per share,
($21,235 ÷ 2,248 shares of beneficial interest issued and outstanding)	$9.45
Maximum sales charge (3.25% of offering price)	0.32

Maximum offering price to public	$9.77

Class C
Net asset value, offering price and redemption price per share,
($9,796 ÷ 1,037 shares of beneficial interest issued and outstanding)	$9.44

Class Z
Net asset value, offering price and redemption price per share,
($28,136,980 ÷ 2,978,970 shares of beneficial interest issued and outstanding)	$9.45

Class R6
Net asset value, offering price and redemption price per share,
($9,926 ÷ 1,051 shares of beneficial interest issued and outstanding)	$9.45

See Notes to Financial Statements.

PGIM Securitized Credit Fund	39

Statement of Operations

Year Ended September 30, 2020

Net Investment Income (Loss)
Income
Interest income	$1,118,244
Affiliated dividend income	10,826

Total income	1,129,070

Expenses
Management fee	163,196
Distribution fee(a)	136
Custodian and accounting fees	66,618
Offering fees	59,835
Audit fee	57,354
Registration fees(a)	57,120
Legal fees and expenses	26,992
Transfer agent’s fees and expenses (including affiliated expense of $550)(a)	23,541
Shareholders’ reports	16,959
Trustees’ fees	10,949
Miscellaneous	17,434

Total expenses	500,134
Less: Fee waiver and/or expense reimbursement(a)	(323,207)

Net expenses	176,927
Net investment income (loss)	952,143

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	28,798
Futures transactions	107
Forward currency contract transactions	(57,138)
Swap agreement transactions	(783,979)
Foreign currency transactions	(27,049)

(839,261)

Net change in unrealized appreciation (depreciation) on:
Investments	(363,818)
Futures	(364)
Forward currency contracts	(40,306)
Swap agreements	3,724
Foreign currencies	(1,518)

(402,282)

Net gain (loss) on investment and foreign currency transactions	(1,241,543)

Net Increase (Decrease) In Net Assets Resulting From Operations	$(289,400)

(a)	Class specific expenses and waivers were as follows:

	Class A	Class C	Class Z	Class R6
Distribution fee	39	97	—	—
Registration fees	14,140	14,140	14,700	14,140
Transfer agent’s fees and expenses	169	44	23,273	55
Fee waiver and/or expense reimbursement	(14,444)	(14,270)	(280,207)	(14,286)

See Notes to Financial Statements.

40

Statements of Changes in Net Assets

	Year Ended September 30, 2020	July 1, 2019* through September 30, 2019

Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$952,143	$224,454
Net realized gain (loss) on investment and foreign currency transactions	(839,261)	142,494
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(402,282)	(203,586)

Net increase (decrease) in net assets resulting from operations	(289,400)	163,362

Dividends and Distributions
Distributions from distributable earnings
Class A	(566)	(81)
Class C	(291)	(63)
Class Z	(1,079,371)	(233,713)
Class R6	(393)	(88)

	(1,080,621)	(233,945)

Tax return of capital distributions
Class A	(8)	—
Class C	(4)	—
Class Z	(15,413)	—
Class R6	(6)	—

	(15,431)	—

Fund share transactions (Net of share conversions)
Net proceeds from shares sold	2,224,279	26,828,000
Net asset value of shares issued in reinvestment of dividends and distributions	1,072,027	233,805
Cost of shares reacquired	(724,139)	—

Net increase (decrease) in net assets from Fund share transactions	2,572,167	27,061,805

Total increase (decrease)	1,186,715	26,991,222

Net Assets:
Beginning of period	26,991,222	—

End of period	$28,177,937	$26,991,222

*	Commencement of operations.

See Notes to Financial Statements.

PGIM Securitized Credit Fund	41

Notes to Financial Statements

1.	Organization

Prudential Investment Portfolios 8 (the “Trust”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The Trust currently consists of two series: PGIM QMA Stock Index Fund, which is a diversified fund for purposes of the 1940 Act and PGIM Securitized Credit Fund, which is a non-diversified fund for purposes of the 1940 Act. These financial statements relate only to the PGIM Securitized Credit Fund (the “Fund”).

The investment objective of the Fund is to seek to maximize total return, through a combination of current income and capital appreciation.

2.	Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Trust’s Board of Trustees (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or the “Manager”). Pursuant to the Board’s delegation, the Manager has established a Valuation Committee responsible for supervising the fair valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly scheduled quarterly meeting.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Fund’s foreign investments may change on days when investors cannot purchase or redeem Fund shares.

42

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 - Fair Value Measurements and Disclosures.

Common or preferred stocks, exchange-traded funds and derivative instruments, if applicable, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Investments in open-end funds (other than exchange-traded funds) are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally classified as Level 2 in the fair value hierarchy. Such fixed income securities are typically valued using the market approach which generally involves obtaining data from an approved independent third-party vendor source. The Fund utilizes the market approach as the primary method to value securities when market prices of identical or comparable instruments are available. The third-party vendors’ valuation techniques used to derive the evaluated bid price are based on evaluating observable inputs, including but not limited to, yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations and reported trades. Certain Level 3 securities are also valued using the market approach when obtaining a single broker quote or when utilizing transaction prices for identical securities that have been used in excess of five business days. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Bank loans are generally valued at prices provided by approved independent pricing vendors. The pricing vendors utilize broker/dealer quotations and provide prices based on the average of such quotations. Bank loans valued using such vendor prices are generally classified as Level 2 in the fair value hierarchy. Bank loans valued based on a single broker quote or at the original transaction price in excess of five business days are classified as Level 3 in the fair value hierarchy.

OTC and centrally cleared derivative instruments are generally classified as Level 2 in the fair value hierarchy. Such derivative instruments are typically valued using the market approach and/or income approach which generally involves obtaining data from an approved independent third-party vendor source. The Fund utilizes the market approach

PGIM Securitized Credit Fund	43

Notes to Financial Statements (continued)

when quoted prices in broker-dealer markets are available but also includes consideration of alternative valuation approaches, including the income approach. In the absence of reliable market quotations, the income approach is typically utilized for purposes of valuing derivatives such as interest rate swaps based on a discounted cash flow analysis whereby the value of the instrument is equal to the present value of its future cash inflows or outflows. Such analysis includes projecting future cash flows and determining the discount rate (including the present value factors that affect the discount rate) used to discount the future cash flows. In addition, the third-party vendors’ valuation techniques used to derive the evaluated derivative price is based on evaluating observable inputs, including but not limited to, underlying asset prices, indices, spreads, interest rates and exchange rates. Certain derivatives may be classified as Level 3 when valued using the market approach by obtaining a single broker quote or when utilizing unobservable inputs in the income approach. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Illiquid Securities: Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a Board approved Liquidity Risk Management Program (“LRMP”) that requires, among other things, that the Fund limit its illiquid investments that are assets to no more than 15% of net assets. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund may find it difficult to sell illiquid securities at the time considered most advantageous by its subadviser(s) and may incur transaction costs that would not be incurred in the sale of securities that were freely marketable.

44

Restricted Securities: Securities acquired in unregistered, private sales from the issuing company or from an affiliate of the issuer are considered restricted as to disposition under federal securities law (“restricted securities”). Such restricted securities are valued pursuant to the valuation procedures noted above. Restricted securities that would otherwise be considered illiquid investments pursuant to the LRMP because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. Therefore, these Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act of 1933, may be classified higher than “illiquid” under the LRMP (i.e. “moderately liquid” or “less liquid” investments). However, the liquidity of the Fund’s investments in restricted securities could be impaired if trading does not develop or declines.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities — at the current rates of exchange;

(ii) purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Forward and Cross Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund enters into forward currency contracts, as defined in the prospectus, in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency and to gain exposure to certain currencies. The contracts are valued daily at current forward exchange

PGIM Securitized Credit Fund	45

Notes to Financial Statements (continued)

rates and any unrealized gain (loss) is included in net unrealized appreciation or depreciation on forward and cross currency contracts. Gain (loss) is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain (loss), if any, is included in net realized gain (loss) on forward and cross currency contract transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund’s maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life. A cross currency contract is a forward contract where a specified amount of one foreign currency will be exchanged for a specified amount of another foreign currency.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on futures transactions.

The Fund invested in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Since futures contracts are exchange-traded, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Bank Loans: The Fund invested in bank loans. Bank loans include fixed and floating rate loans that are privately negotiated between a corporate borrower and one or more financial institutions, including, but not limited to, term loans, revolvers, and other instruments issued in the bank loan market. The Fund acquires interests in loans directly (by way of assignment from the selling institution) and/or indirectly (by way of the purchase of a participation interest from the selling institution). Under a bank loan assignment, the Fund generally will succeed to all the rights and obligations of an assigning lending institution and becomes a

46

lender under the loan agreement with the relevant borrower in connection with that loan. Under a bank loan participation, the Fund generally will have a contractual relationship only with the lender, not with the relevant borrower. As a result, the Fund generally will have the right to receive payments of principal, interest, and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the relevant borrower. The Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the institution selling the participation to the Fund.

Forward Rate Agreements: Forward rate agreements represent an agreement between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount on a fixed future date. The Fund entered into forward rate agreements to gain yield exposure based on anticipated market conditions at the specified termination date of the agreement.

Swap Agreements: The Fund entered into certain types of swap agreements detailed in the disclosures below. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are negotiated in the OTC market and may be executed either directly with a counterparty (“OTC-traded”) or through a central clearing facility, such as a registered exchange. Swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation or depreciation on swap agreements. Centrally cleared swaps pay or receive an amount known as “variation margin”, based on daily changes in the valuation of the swap contract. For OTC-traded, upfront premiums paid and received are shown as swap premiums paid and swap premiums received in the Statement of Assets and Liabilities. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities. Swap agreements outstanding at period end, if any, are listed on the Schedule of Investments.

Interest Rate Swaps: Interest rate swaps represent an agreement between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount for a specified period. The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objective. The Fund used interest rate swaps to maintain its ability to generate steady cash flow by receiving a stream of fixed rate payments or to increase exposure to prevailing market rates by receiving floating rate payments. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net present value of the cash flows to be received from the counterparty over the contract’s remaining life.

Credit Default Swaps (“CDS”): CDS involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default or as a result of a default (collectively a “credit event”) for the referenced entity (typically corporate issues or sovereign issues of an emerging country) on its obligation; or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index.

PGIM Securitized Credit Fund	47

Notes to Financial Statements (continued)

The Fund is subject to credit risk in the normal course of pursuing its investment objectives, and as such, has entered into CDS contracts to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases. The Fund’s maximum risk of loss from counterparty credit risk for purchased CDS is the inability of the counterparty to honor the contract up to the notional value due to a credit event.

As a seller of protection on credit default swap agreements, the Fund generally receives an agreed upon payment from the buyer of protection throughout the term of the swap, provided no credit event occurs. As the seller, the Fund effectively increases its investment risk because, in addition to its total net assets, the Fund may be subject to investment exposure on the notional amount of the swap.

The maximum amount of the payment that the Fund, as a seller of protection, could be required to make under a credit default swap agreement would be equal to the notional amount of the underlying security or index contract as a result of a credit event. This potential amount will be partially offset by any recovery values of the respective referenced obligations, or net amounts received from the settlement of buy protection credit default swap agreements which the Fund entered into for the same referenced entity or index. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements where the Fund is the seller of protection as of period end are disclosed in the footnotes to the Schedule of Investments, if applicable. These spreads serve as indicators of the current status of the payment/performance risk and represent the likelihood of default risk for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and increased market value in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Master Netting Arrangements: The Trust, on behalf of the Fund, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of all or a portion of the

48

Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law. During the reporting period, there was no intention to settle on a net basis and all amounts are presented on a gross basis on the Statement of Assets and Liabilities.

The Trust, on behalf of the Fund, is a party to International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreements with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the Fund is held in a segregated account by the Fund’s custodian and with respect to those amounts which can be sold or re-pledged, is presented in the Schedule of Investments. Collateral pledged by the Fund is segregated by the Fund’s custodian and identified in the Schedule of Investments. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the Fund and the applicable counterparty. Collateral requirements are determined based on the Fund’s net position with each counterparty. Termination events applicable to the Fund may occur upon a decline in the Fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Fund’s counterparties to elect early termination could impact the Fund’s future derivative activity.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that no liquid market for these agreements will exist, the counterparty to the agreement may default on its obligation to perform or disagree on the contractual terms of the agreement, and changes in net interest rates will be unfavorable. In connection with these agreements, securities in the portfolio may be identified or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and to serve as recourse in the event of default or bankruptcy/insolvency of either party. Such OTC derivative agreements include conditions which, when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any

PGIM Securitized Credit Fund	49

Notes to Financial Statements (continued)

election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

Short sales and OTC contracts, including forward foreign currency exchange contracts, swaps, forward rate agreements and written options involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities, if applicable. Such risks may be mitigated by engaging in master netting arrangements.

Offering Fees: The Fund’s offering fees paid in connection with the offering of shares of the Fund were amortized on a straight-line basis over 12 months from the date of commencement of operations.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Fund becomes aware of such dividends. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where applicable, are charged to the respective share classes. Class specific expenses include distribution fees and distribution fee waivers, shareholder servicing fees, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements, as applicable.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: The Fund expects to pay dividends from net investment income monthly and distributions from net realized capital and currency gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date.Permanent book/tax differences relating to income and gain (loss) are reclassified between total distributable earnings (loss) and

50

paid-in capital in excess of par, as appropriate. Effective October 1, 2020, the Fund changed its dividend distribution policy to declare dividends of its net investment income daily and pay such dividends monthly.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3.	Agreements

The Trust, on behalf of the Fund, has a management agreement with the Manager. Pursuant to this agreement, the Manager has responsibility for all investment advisory services and supervises the subadvisers’ performance of such services. In addition, under the management agreement, the Manager provides all of the administrative functions necessary for the organization, operation and management of the Fund. The Manager administers the corporate affairs of the Fund and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by the Fund’s custodian and the Fund’s transfer agent. The Manager is also responsible for the staffing and management of dedicated groups of legal, marketing, compliance and related personnel necessary for the operation of the Fund. The legal, marketing, compliance and related personnel are also responsible for the management and oversight of the various service providers to the Fund, including, but not limited to, the custodian, transfer agent, and accounting agent.

The Manager has entered into a subadvisory agreement with PGIM, Inc., which provides subadvisory services to the Fund through its business unit PGIM Fixed Income, and PGIM Limited (each a “subadviser” and collectively the “subadvisers”). The subadvisory agreement provides that the subadvisers will furnish investment advisory services in connection with the management of the Fund. In connection therewith, the subadvisers are obligated to keep certain books and records of the Fund. The Manager pays for the services of the subadvisers, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to the Manager is accrued daily and payable monthly at an annual rate of 0.60% of the Fund’s average daily net assets up to $2.5 billion, 0.55% of the average daily net assets on the next $2.5 billion and 0.50% of the average daily net assets in excess of $5 billion. The effective management fee rate before any waivers and/or expense reimbursements was 0.60% for the year ended September 30, 2020.

The Manager has contractually agreed, through January 31, 2022, to limit total annual operating expenses after fee waivers and/or expense reimbursements to 0.90% of average daily net assets for Class A shares, 1.65% of average daily net assets for Class C shares, 0.65% of average daily net assets for Class Z shares and 0.60% of average daily net assets for Class R6 shares. This contractual waiver excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired

PGIM Securitized Credit Fund	51

Notes to Financial Statements (continued)

fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales.

Where applicable, the Manager agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class. In addition, total annual operating expenses for Class R6 shares will not exceed total annual operating expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

The Trust, on behalf of the Fund, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class C, Class Z and Class R6 shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A and Class C shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z and Class R6 shares of the Fund.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to 0.25% and 1% of the average daily net assets of the Class A and Class C shares, respectively.

For the year ended September 30, 2020, PIMS received $113 in front-end sales charges resulting from sales of Class A shares. Additionally, for the year ended September 30, 2020, PIMS did not receive any contingent deferred sales charges imposed upon redemptions by certain Class C shareholders.

PGIM Investments, PGIM, Inc., PGIM Limited and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

4.	Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may invest its overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”), a series of Prudential Investment Portfolios 2, registered under the 1940 Act

52

and managed by PGIM Investments. Through the Fund’s investments in the mentioned underlying funds, PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services. In addition to the realized and unrealized gains on investments in the Core Fund, earnings from such investments are disclosed on the Statement of Operations as “Affiliated dividend income”.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Pursuant to the Rule 17a-7 procedures and consistent with guidance issued by the Securities and Exchange Commission (“SEC”), the Trust’s Chief Compliance Officer (“CCO”) prepares a quarterly summary of all such transactions for submission to the Board, together with the CCO’s written representation that all such 17a-7 transactions were effected in accordance with the Fund’s Rule 17a-7 procedures. For the year ended September 30, 2020, no 17a-7 transactions were entered into by the Fund.

5.	Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the year ended September 30, 2020, were $17,969,637 and $15,593,120, respectively.

A summary of the cost of purchases and proceeds from sales of shares of affiliated investments for the year ended September 30, 2020, is presented as follows:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
PGIM Core Ultra Short Bond Fund*
$593,357	$17,519,305	$17,853,374	$—	$—	$259,288	259,288	$10,826

*	The Fund did not have any capital gain distributions during the reporting period.

6.	Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date.

For the year ended September 30, 2020, the tax character of dividends paid by the Fund were $1,080,621 of ordinary income and $15,431 of tax return of capital. For the period ended September 30, 2019, the tax character of dividends paid by the Fund was $233,945 of ordinary income.

PGIM Securitized Credit Fund	53

Notes to Financial Statements (continued)

As of September 30, 2020, there were no accumulated undistributed earnings on a tax basis.

The United States federal income tax basis of the Fund’s investments and the net unrealized depreciation as of September 30, 2020 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
$28,168,435	$283,632	$(866,319)	$(582,687)

The difference between book basis and tax basis is primarily attributable to amortization of premiums, swaps and foreign currency contracts.

For federal income tax purposes, the Fund had a capital loss carryforward as of September 30, 2020 of approximately $734,500 which can be carried forward for an unlimited period. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses.

The Fund elected to treat late year losses of approximately $98,000 as having been incurred in the following fiscal year (September 30, 2021).

The Manager has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the fiscal years up to the most recent fiscal year ended September 30, 2020 are subject to such review.

7.	Capital and Ownership

The Fund offers Class A, Class C, Class Z and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 3.25%. Investors who purchase $500,000 or more of Class A shares and sell those shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1.00% on sales of $500,000 or more made within 12 months of purchase. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class C shares will automatically convert to Class A shares on a monthly basis approximately 10 years after purchase. Class Z and Class R6 shares are not subject to any sales or redemption charges and are available exclusively for sale to a limited group of investors.

54

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of beneficial interest, below.

The Trust has authorized an unlimited number of shares of beneficial interest of Class A, Class C, Class R6 and Class Z shares of the Fund at $0.001 par value per share.

As of September 30, 2020, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned shares of the Fund as follows:

	Number of Shares	Percentage of Outstanding Shares
Class A	1,047	46.6%
Class C	1,037	100.0%
Class Z	2,809,941	94.3%
Class R6	1,051	100.0%

At the reporting period end, the number of shareholders holding greater than 5% of the Fund are as follows:

Affiliated		Unaffiliated
Number of Shareholders	Percentage of Outstanding Shares	Number of Shareholders	Percentage of Outstanding Shares
1	94.2%	—	—%

Transactions in shares of beneficial interest were as follows:

Class A	Shares	Amount
Year ended September 30, 2020:
Shares sold	1,681	$16,278
Shares issued in reinvestment of dividends and distributions	61	574
Shares reacquired	(502)	(4,603)

Net increase (decrease) in shares outstanding	1,240	$12,249

Period ended September 30, 2019*:
Shares sold	1,000	$10,000
Shares issued in reinvestment of dividends and distributions	8	81

Net increase (decrease) in shares outstanding	1,008	$10,081

Class C
Year ended September 30, 2020:
Shares issued in reinvestment of dividends and distributions	31	$295

Net increase (decrease) in shares outstanding	31	$295

Period ended September 30, 2019*:
Shares sold	1,000	$10,000
Shares issued in reinvestment of dividends and distributions	6	63

Net increase (decrease) in shares outstanding	1,006	$10,063

PGIM Securitized Credit Fund	55

Notes to Financial Statements (continued)

Class Z	Shares	Amount
Year ended September 30, 2020:
Shares sold	241,735	$2,208,001
Shares issued in reinvestment of dividends and distributions	112,677	1,070,759
Shares reacquired	(78,669)	(719,536)

Net increase (decrease) in shares outstanding	275,743	$2,559,224

Period ended September 30, 2019*:
Shares sold	16,482	$154,905
Shares issued in reinvestment of dividends and distributions	23,415	233,573

Net increase (decrease) in shares outstanding before conversion	39,897	388,478
Shares issued upon conversion from other share class(es)	2,663,330	26,686,565

Net increase (decrease) in shares outstanding	2,703,227	$27,075,043

Class R6
Year ended September 30, 2020:
Shares issued in reinvestment of dividends and distributions	42	$399

Net increase (decrease) in shares outstanding	42	$399

Period ended September 30, 2019*:
Shares sold	2,664,330	$26,653,095
Shares issued in reinvestment of dividends and distributions	9	88

Net increase (decrease) in shares outstanding before conversion	2,664,339	26,653,183
Shares reacquired upon conversion into other share class(es)	(2,663,330)	(26,686,565)

Net increase (decrease) in shares outstanding	1,009	$(33,382)

*	Commencement of offering was July 1, 2019.

8.	Borrowings

The Trust, on behalf of the Fund, along with other affiliated registered investment companies (the “Participating Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The table below provides details of the current SCA in effect at the reporting period-end as well as the prior SCA.

	Current SCA	Prior SCA
Term of Commitment	10/3/2019 – 10/1/2020	10/4/2018 – 10/2/2019
Total Commitment	$1,222,500,000*	$900,000,000
Annualized Commitment Fee on the Unused Portion of the SCA	0.15%	0.15%
Annualized Interest Rate on Borrowings	1.20% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent	1.25% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent
* Effective March 31, 2020, the SCA’s total commitment was increased from $900,000,000 to $1,162,500,000 and subsequently, effective April 7, 2020 was increased to $1,222,500,000.

56

Subsequent to the reporting period end, the SCA has been renewed effective October 2, 2020 and will provide a commitment of $1,200,000,000 through September 30, 2021. The commitment fee paid by the Participating Funds will continue to be 0.15% of the unused portion of the SCA. The interest on borrowings under the renewed SCA will be paid monthly and at a per annum interest rate of 1.30% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent.

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Participating Funds in the SCA equitably.

The Fund did not utilize the SCA during the year ended September 30, 2020.

9.	Risks of Investing in the Fund

The Fund’s risks include, but are not limited to, some or all of the risks discussed below. For further information on the Fund’s risks, please refer to the Fund’s Prospectus and Statement of Additional Information.

Bond Obligations Risk: The Fund’s holdings, share price, yield and total return may fluctuate in response to bond market movements. The value of bonds may decline for issuer-related reasons, including management performance, financial leverage and reduced demand for the issuer’s goods and services. Certain types of fixed-income obligations also may be subject to “call and redemption risk,” which is the risk that the issuer may call a bond held by the Fund for redemption before it matures and the Fund may not be able to reinvest at the same level and therefore would earn less income.

Derivatives Risk: Derivatives involve special risks and costs and may result in losses to the Fund. The successful use of derivatives requires sophisticated management, and, to the extent that derivatives are used, the Fund will depend on the subadviser’s ability to analyze and manage derivative transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are “leveraged” and therefore may magnify or otherwise increase investment losses to the Fund. Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the Fund’s derivatives positions. In fact, many OTC derivative instruments will not have liquidity beyond the counterparty to the instrument. OTC derivative instruments also involve the risk that the other party will not meet its obligations to the Fund.

PGIM Securitized Credit Fund	57

Notes to Financial Statements (continued)

Foreign Securities Risk: The Fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Fund may invest may have markets that are less liquid, less regulated and more volatile than US markets. The value of the Fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability.

Interest Rate Risk: The value of an investment may go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. When interest rates fall, the issuers of debt obligations may prepay principal more quickly than expected, and the Fund may be required to reinvest the proceeds at a lower interest rate. This is referred to as “prepayment risk.” When interest rates rise, debt obligations may be repaid more slowly than expected, and the value of the Fund’s holdings may fall sharply. This is referred to as “extension risk”. The Fund may face a heightened level of interest rate risk as a result of the U.S. Federal Reserve Board’s policies. The Fund’s investments may lose value if short-term or long-term interest rates rise sharply or in a manner not anticipated by the subadviser.

Large Shareholder and Large Scale Redemption Risk: Certain individuals, accounts, funds (including funds affiliated with the Manager) or institutions, including the Manager and its affiliates, may from time to time own or control a substantial amount of the Fund’s shares. There is no requirement that these entities maintain their investment in the Fund. There is a risk that such large shareholders or that the Fund’s shareholders generally may redeem all or a substantial portion of their investments in the Fund in a short period of time, which could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Fund’s ability to implement its investment strategy. The Fund’s ability to pursue its investment objective after one or more large scale redemptions may be impaired and, as a result, the Fund may invest a larger portion of its assets in cash or cash equivalents.

LIBOR Risk: Many financial instruments use or may use a floating rate based on the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. On July 27, 2017, the Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. As such, the potential impact of a transition away from LIBOR on the Fund or the financial instruments in which the Fund invest cannot yet be determined. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund’s performance and/or net asset value. Furthermore, the risks

58

associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Liquidity Risk: The Fund may invest in instruments that trade in lower volumes and are less liquid than other investments. Liquidity risk exists when particular investments made by the Fund are difficult to purchase or sell. Liquidity risk includes the risk that the Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. Investments that are illiquid or that trade in lower volumes may be more difficult to value. If the Fund is forced to sell these investments to pay redemption proceeds or for other reasons, the Fund may lose money. In addition, when there is no willing buyer and investments may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment, the Fund may incur higher transaction costs when executing trade orders of a given size. The reduction in dealer market-making capacity in the fixed-income markets that has occurred in recent years also has the potential to reduce liquidity. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.

Market and Credit Risk: Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of an investment in the Fund will decline. Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Market Disruption and Geopolitical Risks: International wars or conflicts and geopolitical developments in foreign countries, along with instability in regions such as Asia, Eastern Europe, and the Middle East, possible terrorist attacks in the United States or around the world, public health epidemics such as the outbreak of infectious diseases like the recent outbreak of coronavirus globally or the 2014–2016 outbreak in West Africa of the Ebola virus, and other similar events could adversely affect the U.S. and foreign financial markets, including increases in market volatility, reduced liquidity in the securities markets and government intervention, and may cause further long-term economic uncertainties in the United States and worldwide generally.

Mortgage-Backed and Other Asset-Backed Securities Risk: Mortgage-related securities are usually pass-through instruments that pay investors a share of all interest and principal payments from an underlying pool of fixed or adjustable rate mortgages. Asset-backed securities are another type of pass-through instruments that pays interest based upon the cash flow of an underlying pool of assets, such as automobile loans or credit card receivables. Asset-backed securities can also be collateralized by a portfolio of corporate

PGIM Securitized Credit Fund	59

Notes to Financial Statements (continued)

bonds including junk bonds or other securities. The values of mortgage-backed and asset-backed securities vary with changes in interest rates and are particularly sensitive to prepayments (the risk is that the underlying debt instruments may be partially or wholly prepaid during periods of falling interest rates, which could require the Fund to reinvest in lower yielding debt instruments) or extensions (the risk is that rising interest rates may cause the underlying debt instruments to be repaid more slowly by the debtor, causing the value of the securities to fall). Asset-backed securities are also subject to liquidity risk.

Non-diversification Risk: A non-diversified Fund may invest a greater percentage of its assets in the securities of a single company or industry than a diversified fund. Investing in a non-diversified fund involves greater risk than investing in a diversified fund because a loss resulting from the decline in value of any one security may represent a greater portion of the total assets of a non-diversified fund.

10.	Recent Accounting Pronouncements and Reporting Updates

In March 2020, the FASB issued Accounting Standard Update (“ASU”) No. 2020-04, which provides optional guidance for applying GAAP to contract modifications, hedging relationships and other transactions affected by the reference rate reform if certain criteria are met. ASU 2020-04 is elective and is effective on March 12, 2020 through December 31, 2022. At this time, management is evaluating the implications of certain provisions of the ASU and any impact on the financial statement disclosures has not yet been determined.

60

Financial Highlights

Class A Shares
	Year Ended September 30, 2020	July 1, 2019(a) through September 30, 2019
Per Share Operating Performance(b) :
Net Asset Value, Beginning of Period	$9.97	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.30	0.08
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.46)	(0.03)
Total from investment operations	(0.16)	0.05
Less Dividends and Distributions:
Dividends from net investment income	(0.36)	(0.08)
Tax return of capital distributions	- (c)	-
Total dividends and distributions	(0.36)	(0.08)
Net asset value, end of period	$9.45	$9.97
Total Return(d) :	(1.57)%	0.51%

Ratios/Supplemental Data:
Net assets, end of period (000)	$21	$10
Average net assets (000)	$16	$10
Ratios to average net assets(e) :
Expenses after waivers and/or expense reimbursement	0.90%	0.90	%(f)
Expenses before waivers and/or expense reimbursement	94.01%	813.14	%(f)
Net investment income (loss)	3.15%	3.07	%(f)
Portfolio turnover rate(g)	60%	14%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)	Less than $(0.005) per share.
(d)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(e)	Does not include expenses of the underlying funds in which the Fund invests.
(f)	Annualized, with the exception of certain non-recurring expenses.
(g)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Securitized Credit Fund	61

Financial Highlights (continued)

Class C Shares
	Year Ended September 30, 2020	July 1, 2019(a) through September 30, 2019
Per Share Operating Performance(b) :
Net Asset Value, Beginning of Period	$9.97	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.24	0.06
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.48)	(0.03)
Total from investment operations	(0.24)	0.03
Less Dividends and Distributions:
Dividends from net investment income	(0.29)	(0.06)
Tax return of capital distributions	- (c)	-
Total dividends and distributions	(0.29)	(0.06)
Net asset value, end of period	$9.44	$9.97
Total Return(d) :	(2.40)%	0.33%

Ratios/Supplemental Data:
Net assets, end of period (000)	$10	$10
Average net assets (000)	$10	$10
Ratios to average net assets(e) :
Expenses after waivers and/or expense reimbursement	1.65%	1.65	%(f)
Expenses before waivers and/or expense reimbursement	148.80%	814.62	%(f)
Net investment income (loss)	2.51%	2.32	%(f)
Portfolio turnover rate(g)	60%	14%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)	Less than $(0.005) per share.
(d)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(e)	Does not include expenses of the underlying funds in which the Fund invests.
(f)	Annualized, with the exception of certain non-recurring expenses.
(g)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

62

Class Z Shares
	Year Ended September 30, 2020	July 1, 2019(a) through September 30, 2019
Per Share Operating Performance(b) :
Net Asset Value, Beginning of Period	$9.97	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.33	0.08
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.47)	(0.02)
Total from investment operations	(0.14)	0.06
Less Dividends and Distributions:
Dividends from net investment income	(0.37)	(0.09)
Tax return of capital distributions	(0.01)	-
Total dividends and distributions	(0.38)	(0.09)
Net asset value, end of period	$9.45	$9.97
Total Return(c) :	(1.32)%	0.57%

Ratios/Supplemental Data:
Net assets, end of period (000)	$28,137	$26,961
Average net assets (000)	$27,164	$20,410
Ratios to average net assets(d) :
Expenses after waivers and/or expense reimbursement	0.65%	0.65	%(e)
Expenses before waivers and/or expense reimbursement	1.68%	2.72	%(e)
Net investment income (loss)	3.50%	3.32	%(e)
Portfolio turnover rate(f)	60%	14%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Annualized, with the exception of certain non-recurring expenses.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Securitized Credit Fund	63

Financial Highlights (continued)

Class R6 Shares
	Year Ended September 30, 2020	July 1, 2019(a) through September 30, 2019
Per Share Operating Performance(b) :
Net Asset Value, Beginning of Period	$9.97	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.34	0.08
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.47)	(0.02)
Total from investment operations	(0.13)	0.06
Less Dividends and Distributions:
Dividends from net investment income	(0.38)	(0.09)
Tax return of capital distributions	(0.01)	-
Total dividends and distributions	(0.39)	(0.09)
Net asset value, end of period	$9.45	$9.97
Total Return(c) :	(1.28)%	0.58%

Ratios/Supplemental Data:
Net assets, end of period (000)	$10	$10
Average net assets (000)	$10	$6,365
Ratios to average net assets(d) :
Expenses after waivers and/or expense reimbursement	0.60%	0.60	%(e)
Expenses before waivers and/or expense reimbursement	146.78%	3.44	%(e)
Net investment income (loss)	3.56%	3.33	%(e)
Portfolio turnover rate(f)	60%	14%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Annualized, with the exception of certain non-recurring expenses.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

64

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Prudential Investment Portfolios 8 and Shareholders of PGIM Securitized Credit Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PGIM Securitized Credit Fund (one of the funds constituting Prudential Investment Portfolios 8, referred to hereafter as the “Fund”) as of September 30, 2020, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the year ended September 30, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2020, and the results of its operations, changes in its net assets, and the financial highlights for the year ended September 30, 2020 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of September 30, 2019 and for the period July 1, 2019 (commencement of operations) through September 30, 2019 and the financial highlights for the period July 1, 2019 (commencement of operations) through September 30, 2019 (not presented herein, other than the statement of changes in net assets and the financial highlights) were audited by other auditors whose report dated November 15, 2019 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

November 17, 2020

We have served as the auditor of one or more investment companies in the PGIM Retail Funds complex since 2020.

PGIM Securitized Credit Fund	65

Fund Liquidity Risk Management Program (unaudited)

Consistent with Rule 22e-4 under the 1940 Act (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program (the “LRMP”). The Fund’s LRMP seeks to assess and manage the Fund’s liquidity risk, which is defined as the risk that the Fund is unable to meet investor redemption requests without significantly diluting the remaining investors’ interests in the Fund. The Trust’s Board of Trustees (the “Board”) has approved PGIM Investments LLC (“PGIM Investments”), the Fund’s investment manager, to serve as the administrator of the Fund’s LRMP. As part of its responsibilities as administrator, PGIM Investments has retained a third party to perform certain functions, including providing market data and liquidity classification model information.

The Fund’s LRMP includes a number of processes designed to support the assessment and management of its liquidity risk. In particular, the Fund’s LRMP includes no less than annual assessments of factors that influence the Fund’s liquidity risk; no less than monthly classifications of the Fund’s investments into one of four liquidity classifications provided for in the Liquidity Rule; a 15% of net assets limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); establishment of a minimum percentage of the Fund’s assets to be invested in investments classified as “highly liquid” (as defined under the Liquidity Rule) if the Fund does not invest primarily in highly liquid investments; and regular reporting to the Board.

At a meeting of the Board on March 3-5, 2020, PGIM Investments provided a written report (“LRMP Report”) to the Board addressing the operation, adequacy, and effectiveness of the Fund’s LRMP, including any material changes to the LRMP for the period from the inception of the Fund’s LRMP on December 1, 2018 through December 31, 2019 (“Reporting Period”). The LRMP Report concluded that the Fund’s LRMP was reasonably designed to assess and manage the Fund’s liquidity risk and was adequately and effectively implemented during the Reporting Period. There were no material changes to the LRMP during the Reporting Period. The LRMP Report further concluded that the Fund’s investment strategies continue to be appropriate given the Fund’s status as an open-end fund.

There can be no assurance that the LRMP will achieve its objectives in the future. Additional information regarding risks of investing in the Fund, including liquidity risks presented by the Fund’s investment portfolio, is found in the Fund’s Prospectus and Statement of Additional Information.

66

Tax Information (unaudited)

For the year ended September 30, 2020, the Fund reports the maximum amount allowable but not less than 57.19% as interest-related dividends in accordance with Section 871(k)(1) and 881(e)(1) of the Internal Revenue Code.

In January 2021, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV, as to the federal tax status of dividends and distributions received by you in calendar year 2020.

PGIM Securitized Credit Fund	67

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding 1958 Board Member Portfolios Overseen: 95	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (2011-2015); Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); Trustee, Economic Club of Chicago (2009-2016); Trustee, Loyola University (since 2018).	None.	Since September 2013

Kevin J. Bannon 1952 Board Member Portfolios Overseen: 95	Retired; Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008

PGIM Securitized Credit Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Linda W. Bynoe 1952 Board Member Portfolios Overseen: 95	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Limited LLC (formerly, Telemat Ltd). (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Director of Anixter International, Inc. (communication products distributor) (since January 2006–June 2020); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).	Since March 2005

Barry H. Evans 1960 Board Member Portfolios Overseen: 94	Retired; formerly President (2005 – 2016), Global Chief Operating Officer (2014–2016), Chief Investment Officer – Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management U.S.	Formerly Director, Manulife Trust Company (2011-2018); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).	Since September 2017

Keith F. Hartstein 1956 Board Member & Independent Chair Portfolios Overseen: 95	Executive Committee of the IDC Board of Governors (since October 2019); Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (IDC) (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.	Since September 2013

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Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick 1962 Board Member Portfolios Overseen: 94	A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Professor of Law, Stanford Law School (since 2015); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).	Independent Director, Synnex Corporation (since April 2019) (information technology); Independent Director, Kabbage, Inc. (June 2018-October 2020) (financial services); Independent Director, Corporate Capital Trust (2017-2018) (a business development company).	Since September 2017

Michael S. Hyland, CFA 1945 Board Member Portfolios Overseen: 95	Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.	Since July 2008

Brian K. Reid 1961 Board Member Portfolios Overseen: 94	Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); Director, ICI Mutual Insurance Company (2012-2017).	None.	Since March 2018

PGIM Securitized Credit Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Grace C. Torres 1959 Board Member Portfolios Overseen: 94	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank; Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank.	Since November 2014

Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker 1962 Board Member & President Portfolios Overseen: 96	President of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011).	None.	Since January 2012

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Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Scott E. Benjamin 1973 Board Member & Vice President Portfolios Overseen: 96	Executive Vice President (since June 2009) of PGIM Investments LLC; Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).	None.	Since March 2010

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Claudia DiGiacomo 1974 Chief Legal Officer	Chief Legal Officer of PGIM Investments LLC (since August 2020); Chief Legal Officer of Prudential Mutual Fund Services LLC (since August 2020); Chief Legal Officer of PIFM Holdco, LLC (since August 2020); Vice President and Corporate Counsel (since January 2005) of Prudential; and Corporate Counsel of AST Investment Services, Inc. (since August 2020); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since December 2005

Dino Capasso 1974 Chief Compliance Officer	Chief Compliance Officer (July 2019-Present) of PGIM Investments LLC; Chief Compliance Officer (July 2019-Present) of the PGIM Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Global High Yield Fund, Inc., and PGIM High Yield Bond Fund, Inc.; Vice President and Deputy Chief Compliance Officer (June 2017-2019) of PGIM Investments LLC; formerly, Senior Vice President and Senior Counsel (January 2016-June 2017), and Vice President and Counsel (February 2012-December 2015) of Pacific Investment Management Company LLC.	Since March 2018

PGIM Securitized Credit Fund

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Andrew R. French 1962 Secretary	Vice President (since December 2018 - present) of PGIM Investments LLC; Formerly, Vice President and Corporate Counsel (2010-2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since October 2006

Diana N. Huffman 1982 Assistant Secretary	Vice President and Corporate Counsel (since September 2015) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; formerly Associate at Willkie Farr & Gallagher LLP (2009-2015).	Since March 2019

Melissa Gonzalez 1980 Assistant Secretary	Vice President and Corporate Counsel (since September 2018) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; formerly Director and Corporate Counsel (March 2014-September 2018) of Prudential.	Since March 2020

Patrick E. McGuinness 1986 Assistant Secretary	Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Director and Corporate Counsel (since February 2017) of Prudential; and Corporate Counsel (2012 – 2017) of IIL, Inc.	Since June 2020

Kelly A. Coyne 1968 Assistant Secretary	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since March 2015

Christian J. Kelly 1975 Treasurer and Principal Financial and Accounting Officer	Vice President, Head of Fund Administration of PGIM Investments LLC (since November 2018); formerly, Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).	Since January 2019

Lana Lomuti 1967 Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014

Russ Shupak 1973 Assistant Treasurer	Vice President (since 2017) and Director (2013-2017), within PGIM Investments Fund Administration.	Since October 2019

Deborah Conway 1969 Assistant Treasurer	Vice President (since 2017) and Director (2007-2017), within PGIM Investments Fund Administration.	Since October 2019

Elyse M. McLaughlin 1974 Assistant Treasurer	Vice President (since 2017) and Director (2011-2017), within PGIM Investments Fund Administration.	Since October 2019

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Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Charles H. Smith 1973 Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2015) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2016); formerly Global Head of Economic Sanctions Compliance at AIG Property Casualty (February 2007-December 2014); Assistant Attorney General at the New York State Attorney General’s Office, Division of Public Advocacy. (August 1998-January 2007).	Since January 2017

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.

∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes all directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Funds, The Prudential Variable Contract Accounts, PGIM ETF Trust, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

∎	As used in the Fund Officers table “Prudential” means The Prudential Insurance Company of America.

PGIM Securitized Credit Fund

Approval of Advisory Agreements (unaudited)

The Fund’s Board of Trustees

The Board of Trustees (the “Board”) of PGIM Securitized Credit Fund (the “Fund”)1 consists of eleven individuals, nine of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Trustee. The Board has established four standing committees: the Audit Committee, the Nominating and Governance Committee, and two Investment Committees. Each committee is chaired by, and composed of, Independent Trustees.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”), the Fund’s subadvisory agreement with PGIM, Inc. (“PGIM”), on behalf of its PGIM Fixed Income unit (“PGIM Fixed Income”), and PGIM Limited (“PGIML”). In considering the renewal of the agreements, the Board, including all of the Independent Trustees, met on May 27, 2020 and on June 9-11, 2020 and approved the renewal of the agreements through July 31, 2021, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments, PGIM, and where appropriate, affiliates of PGIM. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments, the subadvisers and, as relevant, its affiliates, the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Trustees did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PGIM Investments throughout

[1]	PGIM Securitized Credit Fund is a series of Prudential Investment Portfolios 8.

PGIM Securitized Credit Fund

Approval of Advisory Agreements (continued)

the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on May 27, 2020 and on June 9-11, 2020.

The Trustees determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a management agreement, and between PGIM Investments, PGIML and PGIM (through its PGIM Fixed Income unit), which serve as the Fund’s subadvisers pursuant to the terms of a subadvisory agreement with PGIM Investments, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Trustees considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Trustees’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments, PGIM Fixed Income, and PGIML. The Board noted that PGIM Fixed Income and PGIML are affiliated with PGIM Investments. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadvisers for the Fund, as well as the provision of fund recordkeeping, compliance and other services to the Fund, and PGIM Investments’ role as administrator for the Fund’s liquidity risk management program. With respect to PGIM Investments’ oversight of the subadvisers, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments senior management on the performance and operations of the subadvisers. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Trustees of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by PGIM Fixed Income and PGIML, including investment research and security selection, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PGIM Investments’ evaluation of the subadvisers, as well as PGIM Investments’ recommendation, based on its review of the subadvisers, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund, PGIM Fixed Income, and PGIML, and also considered the qualifications, backgrounds and

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responsibilities of PGIM Fixed Income’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PGIM Investments’, PGIM Fixed Income’s, and PGIML’s organizational structure, senior management, investment operations, and other relevant information pertaining to PGIM Investments, PGIM Fixed Income, and PGIML. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to PGIM Investments, PGIM Fixed Income, and PGIML.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments, the subadvisory services provided to the Fund by PGIM Fixed Income and PGIML, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM Investments, PGIM Fixed Income, and PGIML under the management and subadvisory agreement.

Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. However, the Board considered that the cost of services provided by PGIM Investments to the Fund during the year ended December 31, 2019 exceeded the management fees paid by the Fund, resulting in an operating loss to PGIM Investments. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase. During the course of time, the Board has considered information regarding the launch date of the Fund, the management fees of the Fund compared to those of similarly managed funds and PGIM Investments’ investment in the Fund over time. The Board noted that economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining

PGIM Securitized Credit Fund

Approval of Advisory Agreements (continued)

existing expense structures in the face of a rising cost environment. The Board also considered PGIM Investments’ assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PGIM Investments, PGIM Fixed Income and PGIML

The Board considered potential ancillary benefits that might be received by PGIM Investments, PGIM Fixed Income, PGIML and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PGIM Investments), as well as benefits to its reputation or other intangible benefits resulting from PGIM Investments’ association with the Fund. The Board concluded that the potential benefits to be derived by PGIM Fixed Income and PGIML included the ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to their reputations. The Board concluded that the benefits derived by PGIM Investments, PGIM Fixed Income, and PGIML were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional factors and made related conclusions relating to the historical performance of the Fund for the one- and three-year periods ended December 31, 2019.2 The Board considered that the Fund commenced operations on November 16, 2015 and that longer-term performance was not yet available.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended September 30, 2019. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by

[2]

For periods prior to July 1, 2019, the Fund’s performance is that of an investment trust (the “Predecessor Fund”), which commenced operations on November 16, 2015. The performance of the Predecessor Fund has been adjusted to reflect the fees and expenses for the Class Z shares of the Fund.

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Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe, which was used to consider performance, and the Peer Group, which was used to consider expenses and fees, were objectively determined by Broadridge, an independent provider of mutual fund data. In certain circumstances, PGIM Investments also provided supplemental Peer Universe or Peer Group information, for reasons addressed with the Board. The comparisons placed the Fund in various quartiles over various periods, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth net performance comparisons (which reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Net Performance	1 Year	3 Years	5 Years	10 Years
	4th Quartile	2nd Quartile	N/A	N/A
Actual Management Fees: 1st Quartile
Net Total Expenses: 1st Quartile

•	The Board noted that the Fund outperformed its benchmark index over all periods.
•	The Board noted that the Fund commenced investment operations on November 16, 2015, and that longer-term performance was not yet available.
•

PGIM Investments has contractually agreed, through January 31, 2021, to limit total annual fund operating expenses after fee waivers and/or expense reimbursements to 0.90% of average daily net assets for Class A shares, 1.65% of average daily net assets for Class C shares, 0.65% of average daily net assets for Class Z shares, and 0.60% of average daily net assets for Class R6 shares.

•

In addition, PGIM Investments will waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class, and has agreed that total annual fund operating expenses for Class R6 shares will not exceed total annual fund operating expenses for Class Z shares.

•

The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to continue to allow the Fund to create a longer-term performance record, and to renew the agreements.

PGIM Securitized Credit Fund

Approval of Advisory Agreements (continued)

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that the approval of the agreements was in the best interests of the Fund and its shareholders.

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∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	pgim.com/investments

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Fund’s subadvisers the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

TRUSTEES
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Michael S. Hyland • Stuart S. Parker • Brian K. Reid • Grace C. Torres

OFFICERS

Stuart S. Parker, President • Scott E. Benjamin, Vice President • Christian J. Kelly, Treasurer and Principal Financial and Accounting Officer • Claudia DiGiacomo, Chief Legal Officer • Dino Capasso, Chief Compliance Officer • Charles H. Smith, Anti-Money Laundering Compliance Officer • Andrew R. French, Secretary • Melissa Gonzalez, Assistant Secretary • Diana N. Huffman, Assistant Secretary • Kelly A. Coyne, Assistant Secretary • Patrick McGuinness, Assistant Secretary • Lana Lomuti, Assistant Treasurer • Russ Shupak, Assistant Treasurer • Elyse McLaughlin, Assistant Treasurer • Deborah Conway, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

SUBADVISERS	PGIM Fixed Income	655 Broad Street Newark, NJ 07102
	PGIM Limited	Grand Buildings 1-3 Strand Trafalgar Square, London WC2N-5HR United Kingdom

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	240 Greenwich Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	PricewaterhouseCoopers LLP	300 Madison Avenue New York, NY 10017

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain the prospectus and summary prospectus by visiting our website at pgim.com/investments or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to pgim.com/investments/resource/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, PGIM Securitized Credit Fund, PGIM Investments, Attn: Board of Trustees, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to that Trustee at the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO HOLDINGS
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the Commission’s website at sec.gov.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM SECURITIZED CREDIT FUND

SHARE CLASS	A	C	Z	R6
NASDAQ	SCFOX	SCFVX	SCFZX	SCFQX
CUSIP	74441F801	74441F884	74441F876	74441F868

MF241E

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Ms. Grace C. Torres, member of the Board’s Audit Committee is an “audit committee financial expert,” and that she is “independent,” for purposes of this item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal year ended September 30, 2020, the Registrant’s principal accountant was PricewaterhouseCoopers LLP (“PwC”). For the fiscal year ended September 30, 2020, PwC billed the Registrant $81,350 for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

For the fiscal year ended September 30, 2019, the Registrant’s principal accountant was KPMG LLP (“KPMG”). For the fiscal year ended September 30, 2019, KPMG billed the Registrant $75,514 for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

For the fiscal year ended September 30, 2020, PwC did not bill the Registrant for audit-related services.

For the fiscal year ended September 30, 2020, fees of $5,103 were billed to the Registrant for services rendered by KPMG in connection with the auditor transition.

For the fiscal year ended September 30, 2019, there are no audit-related fees to report.

(c) Tax Fees

For the fiscal years ended September 30, 2020 and September 30, 2019: none.

(d) All Other Fees

For the fiscal years ended September 30, 2020 and September 30, 2019: none.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PGIM MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent

Accountants

The Audit Committee of each PGIM Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve the independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services.

Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed non-audit services will not adversely affect the independence of the independent accountants. Such proposed non-audit services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories (except for fund merger support services) and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated). Fees related to fund merger support services are subject to a separate authorized pre-approval by the Audit Committee with fees determined on a per occurrence and merger complexity basis.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated).

Other Non-Audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the PGIM Fund Complex

Certain non-audit services provided to PGIM Investments LLC or any of its affiliates that also provide ongoing services to the PGIM Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $30,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to PGIM Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to PGIM Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

For the fiscal year ended September 30, 2020, 100% of the services referred to in Item 4(b) was approved by the audit committee. For the fiscal year ended September 30, 2019: none.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years ended September 30, 2020 and September 30, 2019 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 – Audit Committee of Listed Registrants – Not applicable.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 – Controls and Procedures

(a)

It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)

There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Controls and Procedures - Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not applicable.

Item 13 – Exhibits

(a)	(1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH.

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3)	Any written solicitation to purchase securities under Rule 23c-1 – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Prudential Investment Portfolios 8

By:	/s/ Andrew R. French
Andrew R. French
Secretary

Date:	November 17, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stuart S. Parker
Stuart S. Parker
President and Principal Executive Officer

Date:	November 17, 2020

By:	/s/ Christian J. Kelly
Christian J. Kelly
Treasurer and Principal Financial and Accounting Officer

Date:	November 17, 2020